UNITED STATES

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. __ )

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GENERAL MILLS, INC.

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150 Years of Growth

Branded Growth • Global Growth • Shareholder Value Growth

General Mills

Notice of 2016 Annual Meeting and Proxy Statement

A LETTER FROM OUR CHAIRMAN AND CEO

Dear Fellow Shareholder:

We will hold the General Mills 2016 Annual Meeting of Shareholders at the Radisson Blu Hotel in downtown Minneapolis at 35 South Seventh Street, Minneapolis, Minnesota, on Tuesday, September 27, 2016, at 8:30 a.m. Central Daylight Time. During the meeting, we will discuss each item of business described in this Proxy Statement, and we will give a brief report on developments in our business.

Fiscal 2016 was a milestone year for us at General Mills as we celebrated our 150th anniversary. During our history, we have introduced some of the most iconic food brands around the world. We’ve grown globally and now compete in more than 100 markets worldwide. And we’ve consistently delivered solid shareholder value. Our operating performance this year slightly exceeded our plan and we generated double-digit returns for our shareholders. And as our history shows, we are adaptable and are positioning ourselves for future growth.

In fiscal 2016, we took strategic actions to adapt to the changing marketplace. We continued to put the consumer first as we renovated existing brands and developed new products. We made strong progress on initiatives to improve organizational effectiveness and generate cost savings. And we completed actions to focus our portfolio on categories and markets with higher growth potential. Our businesses continued to generate strong cash flow, and our board of directors approved a record level of dividends to shareholders.

As we enter fiscal 2017, we will build on our successes while maintaining our focus on our Consumer First strategy, working to gain a deeper understanding of consumer needs and responding quickly to give them what they want. We’re also sharpening the way we think about our portfolio to make more strategic choices about our level of investments and expectations for growth across our businesses. Keeping consumer needs top of mind, we are centering our efforts on four priorities: driving more growth from our core businesses, as our well-established brands tend to generate the best returns for investors; funding our future with a continuous focus on increasing our productivity and reducing expenses; reshaping our portfolio to ensure we’re competing in the most attractive food categories, channels and geographies; and building an advantaged and agile organization to respond to a rapidly changing operating environment.

Thank you for your investment in our company. Whether or not you expect to attend the Annual Meeting, please vote your proxy so your shares will be represented at the meeting.

August 15, 2016

Sincerely,

Kendall J. Powell

Chairman and Chief Executive Officer

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NOTICE OF 2016 ANNUAL MEETING OF SHAREHOLDERS

Dear Fellow Shareholder:

The Annual Meeting of Shareholders of General Mills, Inc. will be held on Tuesday, September 27, 2016, at 8:30 a.m., Central Daylight Time, at the Radisson Blu Hotel in downtown Minneapolis at 35 South Seventh Street, Minneapolis, Minnesota. Shareholders will be asked to:

1.	Elect as directors the 13 nominees named in the attached Proxy Statement;
2.	Adopt the 2016 Compensation Plan for Non-Employee Directors;
3.	Cast an advisory vote on executive compensation;
4.	Ratify the appointment of KPMG LLP as General Mills’ independent registered public accounting firm for our fiscal year ending May 28, 2017; and
5.	Transact any other business that properly comes before the meeting.

The record date for the Annual Meeting is July 29, 2016. If you held General Mills stock at the close of business on that date, you are entitled to vote at the Annual Meeting.

Your vote is important. We encourage you to vote by proxy, even if you plan to attend the meeting.

August 15, 2016

Voting Methods
By Internet using your computer	On the internet at www.proxyvote.com and then follow the instructions.

By Internet using your tablet or smartphone	On your mobile device by scanning the QR Barcode on your proxy card, Notice of Internet Availability of Proxy Materials, or voting instruction form.

By telephone	Calling toll-free (U.S. and Canada) 800-690-6903.

By mailing your proxy card	Mailing in your signed proxy card or voting instruction form (if you received one).

By casting your vote in person	In person at the 2016 Annual Meeting.

Sincerely,

Richard C. Allendorf

Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 27, 2016

Our Notice of 2016 Annual Meeting of Shareholders, Proxy Statement and Annual Report to Shareholders are available on the General Mills website at www.generalmills.com in the Investors section.

GENERAL MILLS, INC. - Notice of 2016 Annual Meeting of Shareholders and Proxy Statement	ii

Agenda and Voting Recommendations

1

Proposal Number 1: Election of Directors

The board of directors unanimously recommends a vote FOR each director nominee.

The 13 director nominees presented in this proposal are recommended for election to the board of directors.

Additional information about each director and his or her qualifications may be found beginning on page 4.

		Director			Committee Memberships
Name	Age	Since	Primary Occupation	Independent	AC	CC	CGC	FC	PRC
Bradbury H. Anderson	67	2007	Retired Chief Executive Officer and Vice Chairman of Best Buy Co., Inc.
R. Kerry Clark	64	2009	Retired Chairman and Chief Executive Officer of Cardinal Health, Inc.
David M. Cordani	50	2014	President and Chief Executive Officer of Cigna Corporation
Roger W. Ferguson Jr.	64	2015	President and Chief Executive Officer of TIAA
Henrietta H. Fore	67	2014	Chairman and Chief Executive Officer of Holsman International
Maria G. Henry	50	2016	Senior Vice President and Chief Financial Officer of Kimberly-Clark Corporation
Heidi G. Miller	63	1999	Retired President of J.P. Morgan International, J.P. Morgan Chase & Co.
Steve Odland	57	2004	President and Chief Executive Officer of the Committee for Economic Development
Kendall J. Powell	62	2006	Chairman and Chief Executive Officer of General Mills, Inc.
Robert L. Ryan	73	2005	Retired Senior Vice President and Chief Financial Officer of Medtronic, Inc.
Eric D. Sprunk	52	2015	Chief Operating Officer of NIKE, Inc.
Dorothy A. Terrell	71	1994	Managing Partner of FirstCap Advisors
Jorge A. Uribe	59	2016	Retired Global Productivity and Organization Transformation Officer at Procter & Gamble Company

 Independent Lead Director    AC: Audit Committee    CC: Compensation Committee

CGC: Corporate Governance Committee    FC: Finance Committee    PRC: Public Responsibility Committee

 Committee Chairperson     Committee Member    Financial Expert

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2	Proposal Number 2: Adoption of the 2016 Compensation Plan for Non-Employee Directors The board of directors unanimously recommends a vote FOR the resolution.
Additional information about the 2016 Compensation Plan for Non-Employee Directors may be found beginning on page 25.

3	Proposal Number 3: Advisory Vote on Executive Compensation The board of directors unanimously recommends a vote FOR the resolution.
Additional information about executive compensation may be found beginning on page 28.

4	Proposal Number 4: Ratify Appointment of the Independent Registered Public Accounting Firm The board of directors unanimously recommends a vote FOR the resolution.
Additional information about the independent registered public accounting firm may be found beginning on page 57.

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The board of directors of General Mills, Inc. (referred to as “General Mills,” “we,” “our,” “us” or the “company”) is soliciting proxies for use at the Annual Meeting of Shareholders to be held on September 27, 2016. This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares. We first mailed or made available the proxy materials on or about August 15, 2016. Certain sections of this Proxy Statement reference or refer you to materials posted on our website, www.generalmills.com. These materials and our website are not incorporated by reference in, and are not part of, this Proxy Statement.

PROPOSAL NUMBER 1	ELECTION OF DIRECTORS

The board of directors unanimously recommends a vote FOR each of the 13 director nominees presented in this proposal.

Incumbents Paul Danos and Michael D. Rose will be retiring from the board effective as of the Annual Meeting, so they are not standing for re-election. Roger W. Ferguson Jr., Maria G. Henry, Eric D. Sprunk and Jorge A. Uribe were appointed to the board in fiscal 2016, and they appear on the ballot for the first time.

We consider the depth and diversity of experience on our board a key strength. We cultivate a balanced board of directors with the appropriate skill sets to discharge its responsibilities effectively. While each director comes from a unique background, the composition of the board encompasses skills and experience in a number of important areas, including:

Senior Executive Leadership	Consumer Orientation	Financial Expertise	Public Policy Experience	Global Perspective

• We believe that directors who have served as CEOs or senior executives are in a position to challenge management and contribute practical insight into business strategy and operations.

• Our directors also have access to important sources of market intelligence, analysis and relationships that benefit the company.

• All of our directors have CEO or senior executive experience.

• As a company that relies on the strengths of our branded products, we seek directors who are familiar with the consumer packaged goods industry, have global marketing and retail experience and have brand-building expertise.

• These directors help guide the company in assessing emerging trends and external forces.

• A majority of our directors have consumer packaged goods, retail or consumer marketing experience.

• We believe that a strong understanding of finance and financial reporting processes is important for our directors.

• Our directors have significant capital markets experience, corporate finance expertise and financial reporting backgrounds.

• All of our audit committee members qualify as audit committee financial experts.

• Directors with governmental and policymaking experience play an increasingly important role on our board as our business becomes more heavily regulated and as our engagement with stakeholders continues to expand.

• Our directors bring significant experience from a variety of public policy, governance and regulated industry positions.

• A significant portion of the company’s future growth depends on its success in markets outside of the United States.

• Directors with a global perspective help us make decisions on our strategic expansion into international markets.

• A majority of our directors have experience managing foreign operations or leading organizations with significant international business.

Each non-employee director is required to demonstrate independence; integrity; experience and sound judgment in areas relevant to our businesses; a proven record of accomplishment; willingness to speak one’s mind and commit sufficient time to the board; appreciation for the long-term interests of shareholders; the ability to challenge and stimulate management; and the ability to work well with fellow directors.

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Bringing together informed directors with different perspectives, in a well-managed and constructive environment, fosters thoughtful and innovative decision making. We have a policy of encouraging diversity of gender, ethnicity, age and background, as well as a range of tenures on the board to ensure both continuity and fresh perspectives among our director nominees. Our director nominee slate exhibits a balanced mix of tenures and age, and independent and diverse leadership:

We plan thoughtfully for director succession and board refreshment. In the past year, we appointed four new directors to succeed retiring board members, and over the next two years, we expect to appoint additional directors to succeed board members who will be retiring in accordance with our director tenure policy. Director succession presents an opportunity to:

•	Evaluate the depth and diversity of experience of our board;

•	Expand and replace key skills and experience;

•	Build on our record of board diversity; and

•	Maintain a balanced mix of tenures.

To that end, our corporate governance committee has developed a long-range succession plan to identify, recruit and appoint new directors who reflect our board composition guidelines and director selection criteria. The committee also plans for the orderly succession of the lead director and of chairs for the board’s five committees, providing for their identification, development and transition of responsibilities.

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Our board follows an annual director nomination process that promotes thoughtful and in-depth review of overall board composition and director nominees throughout the year. At the beginning of the process, the corporate governance committee reviews the current board composition, using a skills matrix to articulate search priorities for new director candidates. The committee identifies potential candidates using a search firm and referrals, and interviews them to confirm their qualifications, interest and availability for board service. The committee also reviews incumbent candidates and evaluates any changes in circumstances that may impact their candidacy. Upon a recommendation from the corporate governance committee, the board of directors approves the nomination of director candidates for election at the annual shareholders’ meeting.

This year the board lowered the director retirement age from 74 to 72. The change applies to all current directors under the age of 62 and all future directors.

ANNUAL DIRECTOR NOMINATION PROCESS

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Our director nominees are presented below. If unforeseen circumstances (such as death or disability) make it necessary for the board to substitute another person for any of the nominees, the proxies have the authority to vote your shares for that other person.

Bradbury H. Anderson

Age: 67	Committees: Compensation (Chair); Public Responsibility
Independent Director Since: 2007	Other Public Directorships:	Best Buy Co., Inc. Waste Management, Inc.

Background:

Bradbury H. Anderson served as Chief Executive Officer and Vice Chairman of Best Buy Co., Inc., an electronics retailer, from 2002 until his retirement as Chief Executive Officer in 2009, and as Vice Chairman in 2010. Mr. Anderson joined Best Buy in 1973. Prior to becoming Chief Executive Officer, he served as Executive Vice President from 1986 to 1991 and President and Chief Operating Officer from 1991 to 2002.

Contributions to the Board:

•	Mr. Anderson brings to the board over 30 years of valuable retail expertise, unique consumer insights and brand-building experience.

•	During his tenure at Best Buy, Mr. Anderson helped to build the company from a local electronics retailer into a Fortune 100 company with a very strong branded identity.

•	He also adds strong leadership capabilities, strategic planning experience and operating expertise.

•	Mr. Anderson serves as the chair of our compensation committee.

R. Kerry Clark, Independent Lead Director

Age: 64	Committees: Corporate Governance; Finance
Independent Director Since: 2009	Other Public Directorships:	Avnet, Inc. Anthem, Inc. (formerly Wellpoint, Inc.) Textron, Inc.

Background:

R. Kerry Clark served as Chairman and Chief Executive Officer of Cardinal Health, Inc., a provider of health care products and services, until his retirement in 2009. Mr. Clark joined Cardinal Health in 2006 as President and Chief Executive Officer and became Chairman in 2007. Prior to that, Mr. Clark had been with The Procter & Gamble Company, a consumer products company, since 1974. There, he held various positions including President of P&G Asia; President, Global Market Development and Business Operations; and from 2004 to 2006, Vice Chairman of the Board.

Contributions to the Board:

•	As our independent lead director, Mr. Clark draws on his business leadership, corporate strategy and operating expertise, and a strong background in consumer packaged goods, to foster active discussion and collaboration among the non-employee directors and to serve as an effective liaison with management.

•	In particular, he brings to the board extensive experience in launching new products, brand-building, innovation, marketing, and partnering with customers across sales channels.

•	Mr. Clark also lends a global business perspective, developed through his leadership of global business operations at Procter & Gamble.

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David M. Cordani

Age: 50	Committees: Audit; Compensation
Independent Director Since: 2014	Other Public Directorships:	Cigna Corporation

Background:

David M. Cordani is President and Chief Executive Officer of Cigna Corporation, a global health insurance and health services company. Mr. Cordani joined Cigna in 1991 and has held a variety of finance and operating positions, including Chief Financial Officer for Cigna HealthCare and President and Chief Operating Officer for Cigna Corporation. He was named Chief Executive Officer of Cigna Corporation in 2009. Prior to joining Cigna, he held several senior staff positions at Coopers & Lybrand, an accounting firm.

Contributions to the Board:

•	Based on his tenure as Chief Executive Officer of Cigna Corporation, Mr. Cordani is attuned to the challenges of operating and growing a consumer-facing, S&P 500 company in a highly regulated industry, and he brings current insights on business leadership, strategic planning and corporate governance.

•	His career-long experience in the health services industry enables him to contribute insights on health and wellness trends and their impact on businesses.

•	Mr. Cordani’s background as a former certified public accountant and chief financial officer provides significant risk management and financial expertise to the audit committee. He is one of our audit committee financial experts.

Roger W. Ferguson Jr.

Age: 64	Committees: Corporate Governance; Finance
Independent Director Since: December 2015	Other Public Directorships:	International Flavors & Fragrances, Inc.

Background:

Roger W. Ferguson Jr., has served as Chief Executive Officer of TIAA (formerly TIAA-CREF), a financial services firm, since 2008. Prior to joining TIAA, Mr. Ferguson served as the Chairman of Swiss Re America Holding Corporation, a global reinsurance company, from 2006 to 2008. Mr. Ferguson has also served in various policy-making positions, including as Vice Chairman of the Board of Governors of the U.S. Federal Reserve System from 1999 to 2006. From 1984 to 1997, Mr. Ferguson was an associate and partner at the Consulting firm McKinsey & Company.

Contributions to the Board:

•	As the Chief Executive Officer of TIAA, a major financial services company and institutional investor, Mr. Ferguson provides invaluable insights and perspective into how investors view matters of company strategy, performance and governance.

•	Mr. Ferguson also brings significant financial and capital markets expertise to the board and finance committee.

•	With a career that includes management consulting, significant public policy roles, executive leadership and board service, he is well-positioned to enhance the board’s strategic discussions and strong governance.

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Henrietta H. Fore

Age: 67	Committees: Corporate Governance; Public Responsibility (Chair)
Independent Director Since: 2014	Other Public Directorships:	ExxonMobil Corporation Theravance Biopharma, Inc. Theravance, Inc. (2010-June 2014)

Background:

Henrietta H. Fore has been the Chairman and Chief Executive Officer of Holsman International, a manufacturing and investment company operating in the U.S. and international markets, since 2009. Ms. Fore also has held leadership positions in a number of U.S. government agencies, including Administrator of the United States Agency for International Development (“USAID”) and Director of U.S. Foreign Assistance at the Department of State from 2007 to 2009, the Under Secretary of State for Management from 2005 to 2007, and the 37th Director of the U.S. Mint from 2001 to 2005. She was President of Stockton Products, a manufacturer and distributor of steel and wire products, from 1986 to 1989, and again from 1993 to 2001, and she currently serves as Chairman. Ms. Fore also serves as Global Co-Chair of the Asia Society and the Middle East Investment Initiative.

Contributions to the Board:

•	Ms. Fore contributes a valuable perspective on public policy and public-private collaboration, based on her tenure at USAID, where she oversaw partnerships and alliances with over 3,500 companies and 200 U.S.-based private volunteer organizations, and at the Department of State, where she was the Secretary’s principal advisor on both foreign assistance and management issues. She serves as the chair of our public responsibility committee.

•	These experiences, along with her service at the Asia Society, inform her global perspective on markets around the world.

•	As an active chairman and chief executive officer who manages domestic and international operations, Ms. Fore offers current insights on leadership, strategic planning and governance.

Maria G. Henry

Age: 50	Committees: Audit, Compensation
Independent Director Since: June 2016

Background:

Maria Henry has been Senior Vice President and Chief Financial Officer of Kimberly-Clark Corporation since April 2015. Prior to that, she was Executive Vice President and Chief Financial Officer of Hillshire Brands, formerly known as Sara Lee Corporation, from 2012 to 2014. Ms. Henry was the Chief Financial Officer of Sara Lee’s North American Retail and Foodservice business from 2011 to 2012. Prior to Sara Lee, she held various senior leadership positions in finance and strategy in three portfolio companies of Clayton, Dubilier, and Rice, most recently as Executive Vice President and Chief Financial Officer of Culligan International from 2005 to 2011. Ms. Henry also held senior finance roles in several technology companies, and she began her career at General Electric.

Contributions to the Board:

•	Ms. Henry brings significant accounting, auditing and financial reporting expertise to the board and audit committee. She is one of our audit committee financial experts.

•	As an active Chief Financial Officer who is directly responsible for finance, accounting, real estate and investor relations, Ms. Henry offers capital markets expertise and current insights on public company financial, governance and leadership matters.

•	Ms. Henry’s consumer products background and experience make her well-positioned to critically and thoughtfully review and guide company strategy.

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Heidi G. Miller

Age: 63	Committees: Audit (Chair); Finance
Independent Director Since: 1999	Other Public Directorships:	HSBC Holdings plc The Progressive Corporation (2011-September 2014)

Background:

Heidi G. Miller served as President of JPMorgan International, a division of global financial services firm J.P. Morgan Chase & Co., from 2010 until her retirement in 2012. She served as Executive Vice President, ceo, Treasury & Security Services, of J.P. Morgan Chase & Co. from 2004 to 2010. From 2002 to 2004, Ms. Miller served as Executive Vice President and Chief Financial Officer of Bank One Corporation. Previously, she had been Chief Financial Officer of Citigroup Inc.

Contributions to the Board:

•	Ms. Miller’s financial expertise, risk management skills and international business background are valuable assets to the board, the audit committee and the finance committee.

•	Ms. Miller possesses extensive experience in banking and finance in emerging markets. She spent 13 years with the Latin America Division of Chemical Bank, serving most recently as managing director and head of the emerging markets structured finance group. As head of Treasury & Security Services at JPMorgan Chase, she led the successful launch of a variety of new products and the group’s global expansion, particularly in Asia. As President of JPMorgan International, she focused on growth in emerging markets and expanding the bank’s global corporate bank.

•	She is one of our audit committee financial experts and serves as the chair of our audit committee.

Steve Odland

Age: 57	Committees: Compensation; Corporate Governance (Chair)
Independent Director Since: 2004	Other Public Directorships:	Analogic Corporation

Background:

Steve Odland has been President and Chief Executive Officer of the Committee for Economic Development of the Conference Board, a non-profit, public policy organization, since 2013. From 2011 to 2012, he was an Adjunct Professor in the graduate school of business at Lynn University and at Florida Atlantic University. Mr. Odland served as Chairman and Chief Executive Officer of Office Depot, Inc., an office merchandise retailer, from 2005 until 2010. From 2001 to 2005, he was Chairman and Chief Executive Officer of AutoZone, Inc., an auto parts retailer. Prior to that, he served as President and Chief Executive Officer of Tops Markets, Inc., a U.S. food retailer, from 1998 to 2000, and as President of the Foodservice Division of Sara Lee Bakery from 1997 to 1998. He was employed by The Quaker Oats Company from 1981 to 1996.

Contributions to the Board:

•	As the former Chairman and Chief Executive Officer at Office Depot and AutoZone and past President and Chief Executive Officer of Tops Markets, Mr. Odland brings business leadership and strategic planning skills, retail expertise and an operating background to the board.

•	He provides valuable insights into consumer products marketing, brand-building, Internet marketing and sales, food service and international management from his executive roles in the food industry at Tops Markets, Quaker Oats and Sara Lee.

•	Mr. Odland also lends expertise on corporate financial planning and corporate governance, and he serves as chair of our corporate governance committee.

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Kendall J. Powell

Age: 62	Other Public Directorships: Medtronic, Inc.
Director Since: 2006

Background:

Kendall J. Powell is Chairman and Chief Executive Officer of General Mills. Mr. Powell joined General Mills in 1979 and served in a variety of positions before becoming a Vice President in 1990. He became President of the Yoplait division in 1996, President of the Big G cereal division in 1997, and Senior Vice President of General Mills in 1998. From 1999 to 2004, he served as Chief Executive Officer of Cereal Partners Worldwide (“CPW”), our joint venture with Nestlé. He returned from CPW in 2004 and was appointed Executive Vice President. Mr. Powell was appointed President and Chief Operating Officer of General Mills with overall global operating responsibility for the company in 2006, Chief Executive Officer in 2007 and Chairman in 2008. Mr. Powell also serves as a director of the Federal Reserve Bank of Minneapolis.

Contributions to the Board:

•	Mr. Powell’s career-long dedication to the company, wide-ranging familiarity with the business, experience with the strategies that drive growth, both in the U.S. and internationally, and his collaborative working style have positioned him well to serve as our Chairman and Chief Executive Officer.

•	Prior to his current role, Mr. Powell served in a number of key marketing and operational roles in the company’s U.S. Retail divisions.

•	He also spent eleven years abroad focusing on our international operations, including five years as Chief Executive Officer of CPW.

Robert L. Ryan

Age: 73	Committees: Audit; Finance (Chair)
Independent Director Since: 2005	Other Public Directorships:	Stanley Black & Decker, Inc. Citigroup Inc. (2007-April 2015) Hewlett-Packard Company (2004-2011)

Background:

Robert L. Ryan served as Senior Vice President and Chief Financial Officer of Medtronic, Inc., a medical technology company, from 1993 until his retirement in 2005. Mr. Ryan was Vice President, Finance, and Chief Financial Officer of Union Texas Petroleum Corp. from 1984 to 1993, Controller from 1983 to 1984 and Treasurer from 1982 to 1983. Prior to 1982, Mr. Ryan was Vice President at Citibank and was a management consultant for McKinsey & Company.

Contributions to the Board:

•	As former Chief Financial Officer at Medtronic and Union Texas Petroleum, Mr. Ryan brings significant audit, financial reporting, corporate finance and risk management experience to the board, including experience overseeing the controller, global audit, tax and treasury functions at these public companies.

•	He has a well-developed understanding of the board’s role and responsibilities based on his service on other public company boards.

•	He is one of our audit committee financial experts, and he serves as the chair of our finance committee.

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Eric D. Sprunk

Age: 52	Committees: Audit; Public Responsibility
Independent Director Since: December 2015

Background:

Eric D. Sprunk has served as the Chief Operating Officer of NIKE, Inc., an athletic footwear and apparel business, since 2013. Mr. Sprunk joined NIKE in 1993, and has held a variety of positions, including Regional General Manager of NIKE Europe Footwear from 1998 to 2000, Vice President & General Manager of the Americas from 2000 to 2001, Vice President of Global Footwear from 2001 to 2009, and Vice President of Merchandising and Product from 2009 to 2013. Prior to joining NIKE, Mr. Sprunk was a certified public accountant with the accounting firm Price-Waterhouse from 1987 to 1993.

Contributions to the Board:

•	As the current Chief Operating Officer and former Vice President of Merchandising and Product at a global, brand-based consumer products company, Mr. Sprunk brings relevant marketing experience to the board, as well as operating experience in key functions including manufacturing, sourcing, IT, sales, and procurement.

•	Mr. Sprunk is a certified public accountant who has worked in senior financial roles at NIKE and Price-Waterhouse, which provides valuable financial and accounting expertise. Mr. Sprunk is one of the audit committee’s financial experts.

•	His global and regional international management experiences at NIKE provide the board with a unique perspective on international consumer markets.

Dorothy A. Terrell

Age: 71	Committees: Corporate Governance; Public Responsibility
Independent Director Since: 1994	Other Public Directorships:	Herman Miller, Inc.

Background:

Dorothy A. Terrell is the Managing Partner of FirstCap Advisors, a venture capital and advisory services firm that she founded in 2010. She was a limited partner of First Light Capital, a venture capital firm, from 2003 until 2010. Ms. Terrell served as President and Chief Executive Officer of the Initiative for a Competitive Inner City, a non-profit organization focused on inner city business development, from 2005 until 2007, and as Senior Vice President, Worldwide Sales, and President, Platform & Services Group, of NMS Communications, a producer of hardware and software component products for telecommunications applications, from 1998 until 2002. She served in various executive management capacities at Sun Microsystems, Inc. from 1991 to 1997 and Digital Equipment Corporation from 1976 to 1991.

Contributions to the Board:

•	During her leadership roles at FirstCap Advisors, First Light and at three premier technology companies, Ms. Terrell helped businesses reach profitability, and she brings a breadth of experience in e-commerce, international marketing, plant management, manufacturing and enterprise risk assessment to the board’s strategic discussions.

•	Ms. Terrell’s commitment to inner city business development and healthcare causes has positioned her to be an informed and effective member of our public responsibility committee.

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Jorge A. Uribe

Age: 59	Committees: Compensation; Public Responsibility
Independent Director Since: June 2016	Other Public Directorships:	Ingredion Incorporated Grupo Argoso SA

Background:

Mr. Jorge A. Uribe served as Global Productivity and Organization Transformation Officer at The Procter & Gamble Company, a consumer products company, from 2012 until his retirement in 2015. Prior to 2012, Mr. Uribe served as Group President of Latin America at Procter & Gamble from 2004 to 2012, as Vice President, Marketing and Customer Business Development, Latin America from 2001 to 2004 and as Vice President, Venezuela and Andean Region from 1999 to 2001.

Contributions to the Board:

•	Mr. Uribe’s international management background, including multi-regional and multi-country responsibility for operations throughout Latin America, together with his personal experience living and working outside the U.S., provides valuable perspective on the company’s international markets and operations.

•	As the former Global Productivity and Organization Transformation Officer of Procter & Gamble, Mr. Uribe brings first-hand experience in managing organizational change, efficiency improvement and cost management.

•	The experiences developed throughout his career at Procter & Gamble deepen the board’s overall consumer products expertise.

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CORPORATE GOVERNANCE

Our corporate governance program provides an important framework within which our board of directors and management pursue the strategic objectives of General Mills and ensure the company’s long-term vitality for the benefit of shareholders.

Independent and diverse board of directors possessing skill sets critical to our company’s success
Thoughtful management development and succession plans for the CEO and his direct reports
Active shareholder engagement program with regular updates to the board
Comprehensive director nomination process
Proxy access By-law
Corporate	Long-range succession plan to identify, recruit and appoint qualified directors
Governance	All directors elected annually by majority of votes cast
Highlights	Strong independent lead director with authority to approve board meeting agendas
Board and committee agendas developed annually to address core responsibilities
Enterprise risk management processes at board and committee levels
Standing public responsibility committee to oversee public policy issues impacting our business
Executive sessions for independent directors after each board meeting
Substantive annual board evaluations

For more information, our corporate governance principles are posted on our website at www.generalmills.com in the Investors section.

Board Independence and Accountability

Thorough Director Independence Determination

The cornerstone of our corporate governance program is an independent and qualified board of directors. The board has established guidelines consistent with the current listing standards of the New York Stock Exchange (“NYSE”) for determining director independence. You can find these guidelines in our corporate governance principles, which are posted on our website at www.generalmills.com in the Investors section.

Director affiliations are regularly reviewed to ensure there are no relationships that might impair a director’s independence. Transactions reviewed but deemed not to impair independence include: premiums for health insurance products and services paid by the company to Cigna Corporation, where Mr. Cordani serves as President and CEO; company debt securities and commercial paper held by Cigna; and company debt securities held by TIAA, where Mr. Ferguson serves as Chief Executive Officer. The board determined that these transactions were conducted in the ordinary course of our business, were not disclosable under NYSE listing standards, and given the nature and amount of payments involved, did not create a material relationship that would impair either director’s independence.

Based on this review, the board has affirmatively determined that all non-employee directors are independent under our guidelines and as defined by NYSE listing standards.

Annual Election by Majority of Votes Cast

Our directors are elected annually by a majority of votes cast, to enhance their accountability to shareholders. If an incumbent director is not re-elected, the director must promptly offer his or her resignation to the board. The corporate governance committee will recommend to the board whether to accept or reject the resignation, and the board will disclose its decision and the rationale behind it within 90 days from the certification of the election results. If ever there are more director nominees than the number of directors to be elected, the directors will be elected by a plurality of the votes cast.

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Robust Board Evaluations

The board and each committee annually conduct evaluations covering their operations and performance. From time to time, the board has engaged an outside governance expert to interview each director separately, facilitate a discussion of the aggregated results and assist the board in formulating subsequent action items.

Board Leadership

Our independent directors appoint the board’s leadership based on their judgment as to the structure that best serves the interests of the company and contributes to the effective operation of the board. The independent directors periodically evaluate whether the role of the Chairman and the CEO should be separated or combined.

Chairman and CEO Responsibilities

The independent directors believe that the positions of Chairman and CEO currently should be held by the same person, as this combination has served the company well by providing unified leadership and direction for the board. Under this structure, Mr. Powell leads the board and oversees board meetings and the delivery of information necessary for the board’s informed decision making. Mr. Powell also serves as the principal liaison between the board and our management.

Independent Lead Director Responsibilities

When there is a combined Chairman and CEO, the board also appoints an independent lead director who:

•	Presides at all board meetings at which the Chairman is not present, including executive sessions of the non-employee directors, which are held after each board meeting;

•	Serves as a liaison between the Chairman and the non-employee directors;

•	Approves board meeting agendas and consults with the Chairman on information provided to the board;

•	Approves meeting schedules to assure that there is sufficient time for discussions;

•	Calls meetings of the non-employee directors and sets agendas for executive sessions; and

•	Serves as a board representative for consultation and direct communication with major shareholders.

R. Kerry Clark has served as the independent lead director since December 2015. He draws on his leadership, strategic planning and governance expertise to foster active discussion and collaboration among the non-employee directors on the board and to serve as an effective liaison with management.

Our Board’s Key Responsibilities

The board is committed to the long-term growth of our business, and to achieving it in a manner that is responsible to the global communities in which we operate and sell our products:

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Management Succession Planning

Succession planning is one of the board’s most critical functions - to develop and secure leaders who will successfully build the company’s business. Annually, the board formally reviews and discusses management development and succession plans for the CEO and his direct reports, and the board also discusses individual executive transitions as the need arises over the course of the year. This review includes an assessment of senior executives and their potential as successor to the CEO. The board has also adopted procedures to elect a successor in the event of the CEO’s sudden departure.

Overseeing Business Strategy

Our directors are an important resource for seasoned, candid and ongoing insights into strategic issues facing the company, including product portfolio development and innovation, strategic investments, margin improvement and global expansion.

•	Each year, the board formally reviews our annual and longer-term strategic business plans, financial targets and plans for achieving those targets.

•	Focused discussions of individual businesses and key issues are held throughout the year, and extended off-site sessions are held periodically for in-depth reviews of key strategic matters.

•	The board also regularly reviews our performance compared to our competitive peer companies.

•	The board reviews and approves significant capital investments and cash returns to shareholders through share repurchase plans and dividend payments.

Monitoring Performance and Ensuring the Integrity of Financial Results

The board is focused on monitoring performance against the company’s strategic objectives and financial targets. At each meeting throughout the year, the board reviews and discusses with management a set of detailed operating reports, including current financial performance versus plan. The audit committee reviews quarterly financial results with management before the results are publicly reported. The audit committee monitors the company’s internal controls and disclosure controls throughout the year to ensure the accuracy and integrity of the company’s financial reports.

Managing Risk

Enterprise Risk Management

Effective enterprise risk management is an integral part of board and committee deliberations throughout the year.

•	The audit committee annually reviews the company’s enterprise risk management process and the comprehensive assessment of key financial, operational and regulatory risks identified by management, as well as risk mitigating practices. The audit committee then discusses the process and results with the full board.

•	The board discusses risks related to the company’s annual financial plan at the beginning of each fiscal year, and risks related to business strategy at the annual strategic planning meeting. It continues to address these risks in follow-up discussions as the year progresses.

•	Each committee conducts its own risk assessment and risk management activities throughout the year, some of which are highlighted under Board Committees and Their Functions on page 15, and reports its conclusions and recommendations to the board.

•	The board also encourages management to promote a corporate culture that integrates risk management into the company’s corporate strategy and day-to-day business operations in a way that is consistent with the company’s targeted risk profile.

Through these processes, the board oversees a system to identify, assess and address material risks to the company on a timely basis.

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Compensation Risk Assessment

We periodically conduct a risk assessment of the company’s employee compensation policies and practices, including those that apply to our executive officers, to ensure that the policies and practices do not encourage excessive risk-taking in order to maximize compensation. The compensation committee oversees the process, and Frederic W. Cook & Co., Inc., the independent compensation consultant, participates in identifying and assessing risk.

Based on the most recent assessment, we have concluded that our compensation policies and practices are aligned with the interests of shareholders, appropriately reward pay for performance and do not create risks that are reasonably likely to have a material adverse effect on the company.

Representing Shareholders

The board makes it a priority to remain attuned to shareholder sentiment. To that end, the board has worked with management to develop a thoughtful shareholder engagement process.

•	Directors are available to meet directly with shareholders as appropriate. In most circumstances, our independent lead director will serve as the board’s representative for any meeting or engagement with investors.

•	Our investor relations team, together with senior management, meets regularly with shareholders and responds to their requests throughout the year.

•	The corporate secretary team reaches out to shareholders to discuss proxy season trends and issues, as well as a variety of business, social and environmental issues.

The board receives regular reports on engagement efforts and investor feedback and sentiment. The reports are also separately reviewed by the corporate governance and compensation committees. In fiscal 2016, we reached out to shareholders representing approximately 40 percent of our common stock outstanding, and of those shareholders among our top 50 who actively manage their investments, we engaged with holders of approximately 83 percent of the shares.

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Inspiring Corporate Citizenship

As a global food company, General Mills is positioned not only to create economic value in the countries where we operate, but to create social and environmental value as well, and the board plays an important role in fulfilling that mission. It has a standing public responsibility committee composed entirely of independent directors, many of whom possess extensive public policy experience. The committee works with management to guide the company’s corporate citizenship and sustainability programs, and it analyzes public policy issues that are important to internal and external stakeholders, including but not limited to, policy issues concerning food safety, nutrition and advertising. An overview of the company’s initiatives may be found in our Global Responsibility Report, which is available on our website at www.generalmills.com under the Responsibility section.

Board Committees and Their Functions

The board has five standing committees that are each composed entirely of independent directors. A copy of each committee’s charter may be found on our website at www.generalmills.com in the Investors section under “Corporate Governance.” Assignments are rotated periodically to ensure that each committee has an appropriate mix of tenure and experience.

			Corporate		Public
	Audit	Compensation	Governance	Finance	Responsibility
	Committee	Committee	Committee	Committee	Committee
Bradbury H. Anderson
R. Kerry Clark
David M. Cordani
Paul Danos
Roger W. Ferguson Jr.
Henrietta H. Fore
Maria G. Henry
Heidi G. Miller
Steve Odland
Michael D. Rose
Robert L. Ryan
Eric D. Sprunk
Dorothy A. Terrell
Jorge A. Uribe

 Independent Lead Director     Chairperson     Member     Financial Expert     Retiring as of the Annual Meeting

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Audit Committee

Number of meetings in fiscal 2016: Seven

Functions:

•	Oversees integrity, adequacy and effectiveness of internal control, audit and financial reporting processes;

•	Assesses and ensures the independence, qualifications and performance of our independent registered public accounting firm, selects the independent registered public accounting firm for the annual audit and approves the independent registered public accounting firm’s services and fees;

•	Meets with the independent registered public accounting firm, without management present, to consult with it and review the scope of its audit;

•	Oversees the company’s ethics and compliance program to ensure compliance with applicable laws, corporate policies and the company’s Employee Code of Conduct;

•	Reviews and discusses with management the company’s annual risk assessment and the enterprise risk management processes, policies and guidelines for identifying, assessing and managing key financial and operational risks;

•	Reviews and approves our annual audited financial statements before issuance, subject to the board of directors’ approval; and

•	Reviews the performance of the internal audit function.

Financial Experts:

The board of directors has unanimously determined that (i) all audit committee members are financially literate under the NYSE listing standards and (ii) all audit committee members qualify as “audit committee financial experts” within the meaning of SEC regulations and have accounting or related financial management expertise as required by the NYSE listing standards. Each member also meets the independence standards for audit committee membership under the rules of the SEC.

Compensation Committee

Number of meetings in fiscal 2016: Five

Functions:

•	Reviews compensation policies for executive officers and employees to ensure they align with our compensation philosophy and provide appropriate motivation for corporate performance and increased shareholder value;

•	Conducts performance reviews of the CEO;

•	Recommends compensation and equity awards for the CEO and approves them for other senior executives;

•	Recommends the compensation and equity awards for the non-employee directors;

•	Reviews and discusses with management an annual risk assessment of the compensation policies for executive officers and employees; and

•	Reviews and discusses with management the Compensation Discussion and Analysis and recommends its inclusion in the proxy statement.

Each member meets the independence standards for compensation committee membership under the listing standards of the NYSE.

Corporate Governance Committee

Number of meetings in fiscal 2016: Five

Functions:

•	Monitors and recommends changes in the organization and procedures of the board, including committee appointments and corporate governance policies;

•	Develops policy on composition, participation and size of the board as well as tenure and retirement of directors;

•	Recommends candidates for election to the board and evaluates continuing service of incumbent directors;

•	Oversees the annual board self-evaluation process; and

•	Reviews and approves transactions between General Mills and related persons.

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Finance Committee

Number of meetings in fiscal 2016: Four

Functions:

•	Reviews financial policies and objectives, including capital allocation and dividend policy;

•	Reviews changes in our capital structure, including debt issuances, common stock sales, share repurchases and stock splits;

•	Reviews significant capital investments, acquisitions and divestitures;

•	Reviews the annual business plan and related financing implications; and

•	Reviews financial risk management strategies, including the use of derivatives.

Public Responsibility Committee

Number of meetings in fiscal 2016: Three

Functions:

•	Reviews public policy issues and social trends affecting General Mills;

•	Monitors our corporate citizenship activities, including sustainability programs;

•	Evaluates our policies in the context of emerging corporate social responsibility issues; and

•	Reviews our policies governing political contributions and our record of contributions.

Director Attendance

Directors are expected to attend all board and committee meetings, as well as the annual meetings of shareholders, absent exigent circumstances. All of our directors in office at the time attended the 2015 Annual Meeting of Shareholders. During fiscal 2016, the board of directors met eight times and various committees of the board met a total of 24 times. All directors attended at least 75 percent of the aggregate total meetings of the board and board committees on which they served during fiscal 2016.

Certain Relationships and Related Transactions

•	Our board of directors has adopted a written policy for reviewing and approving transactions between the company and its related persons, including directors, director nominees, executive officers, 5 percent shareholders and their immediate family members or affiliates. The policy applies to:

–	All financial transactions, arrangements or relationships involving more than $100,000;

–	Transactions in which the company, or one of its affiliates, is a participant; and

–	Transactions in which a related person could have a direct or indirect interest.

•	The policy does not apply to certain compensation payments that have been approved by the compensation committee or disclosed in the Proxy Statement, transactions that are available to all other shareholders or employees on the same terms, or transactions with an entity where the related person’s interest is only as a director or a less than 10 percent owner.

•	The board has delegated to our corporate governance committee the authority to review potential or existing related person transactions. The corporate governance committee will only approve or ratify those transactions that are determined to be consistent with the best interests of the company and its shareholders, and that comply with applicable policies, codes of conduct and legal restrictions.

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Codes of Conduct for Directors and Employees

We have adopted a code of conduct applicable to all employees, including our principal executive officer, principal financial officer and principal accounting officer, and a code of conduct applicable to our directors. The codes of conduct promote a company culture based on ethical behavior, integrity and responsibility. They are available on our website at www.generalmills.com in the Responsibility section under “Ethics and Integrity” and the Investor section under “Corporate Governance.”

The audit committee of the board of directors has established procedures for employees, shareholders, vendors and others to communicate concerns about our ethical conduct or business practices, including accounting, internal controls or financial reporting issues, to the audit committee, which has responsibility for these matters.

Director Nominations

The corporate governance committee is responsible for recommending candidates for election to our board of directors. For more information on overall board composition guidelines and selection criteria for individual directors, see Proposal Number 1 — Election of Directors on page 1. Director nominees recommended by the corporate governance committee are subject to full board approval and election by shareholders at the annual meeting of shareholders.

From time to time, the corporate governance committee retains a search firm to assist in identifying, evaluating and recruiting director candidates, and pays the firm a fee for these services. Suggestions also are received from board members and shareholders. Of the 13 directors recommended for election at the 2016 Annual Meeting, all nominees other than Roger Ferguson Jr., Maria G. Henry, Eric D. Sprunk and Jorge A. Uribe were elected as directors at our 2015 Annual Meeting. Mr. Ferguson, Ms. Henry, Mr. Sprunk and Mr. Uribe were recommended to the committee as director candidates by its search firm.

Shareholder Recommendations

The corporate governance committee will consider and evaluate shareholder-recommended candidates by applying the same criteria used to evaluate director-recommended candidates. If the corporate governance committee decides the candidate is suitable for board membership, the corporate governance committee will make a recommendation to the board of directors for its approval to include the candidate in the slate of directors nominated for election by shareholders in the Proxy Statement. During fiscal 2016, we received no director recommendations from our shareholders.

Shareholders who wish to suggest a candidate for our board of directors may submit a written recommendation to the Corporate Secretary, General Mills, Inc., P.O. Box 1113, Minneapolis, Minnesota 55440, along with the shareholder’s name, address and the number of General Mills shares beneficially owned; the name of the candidate being recommended and the number of General Mills shares beneficially owned by the candidate; the candidate’s biographical information describing experience and qualifications; a description of all agreements, arrangements or understandings between the shareholder and candidate being recommended; and the candidate’s consent to serve as a director, if elected. The corporate governance committee may request that the shareholder provide certain additional information. For the board to consider a candidate for nomination at the 2017 Annual Meeting, shareholders should submit the required information to the Corporate Secretary by the close of business on April 17, 2017.

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Shareholder Nominations – Advance Notice

Under our By-laws, shareholders may also nominate a candidate for election at an annual meeting of shareholders. Our annual meeting typically will be held on the fourth Tuesday in September. Shareholders who intend to present a nomination at our 2017 Annual Meeting are required to notify the Corporate Secretary in writing and provide the information described in our By-laws no earlier than the close of business on May 30, 2017, and no later than the close of business on June 29, 2017. Director nominees submitted through this process will be eligible for election at the 2017 Annual Meeting, but will not be included in proxy materials sent to shareholders prior to the meeting.

Shareholder Nominations – Proxy Access

Under our By-laws, a shareholder, or a group of up to 20 shareholders, that has continuously owned for three years at least three percent of our outstanding common stock generally may nominate and include in our proxy materials up to the greater of two directors or 20 percent of the number of directors in office as of the deadline for proxy access nominations. Shareholder(s) and nominee(s) must satisfy the requirements specified in the By-laws. For eligible shareholders to include in our proxy materials nominees for the 2017 Annual Meeting, proxy access nomination notices must be received by the Corporate Secretary no earlier than the close of business on March 17, 2017 and no later than the close of business on April 17, 2017. The notice must contain the information required by the By-laws. Our By-laws may be found on our website located at www.generalmills.com in the “Investors” section under “Corporate Governance.”

Communications with the Board

The board of directors welcomes comments and questions. Interested parties may directly contact any of our directors, any committee of the board, the board’s non-employee directors as a group, the lead director or the board generally, by writing to them at General Mills, Inc., P.O. Box 1113, Minneapolis, Minnesota 55440 or via e-mail at boardofdirectors@genmills.com. The board of directors has instructed the Corporate Secretary to distribute communications to the director or directors, after ascertaining whether the communications are appropriate to duties and responsibilities of the board. The board has requested that the Corporate Secretary not forward the following types of communications: general surveys and mailings to solicit business or advertise products; job applications or resumes; product inquiries or complaints; new product suggestions; or any material that is threatening, illegal or that does not relate to the responsibilities of the board.

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DIRECTOR COMPENSATION

We structure director compensation to attract and retain qualified non-employee directors and to further align the interests of directors with the interests of shareholders. The compensation committee annually reviews surveys of non-employee director compensation trends and a competitive analysis of peer company practices prepared by the independent compensation consultant. The committee makes recommendations to the board of directors on compensation for our non-employee directors, including their retainers and annual equity awards. In June 2015, the board of directors approved changes to our non-employee director compensation as recommended by the independent compensation consultant in order to improve competitive positioning relative to peer companies. Each component of director compensation is described in this section.

Annual Retainers

•	Non-employee directors each receive an annual retainer of $75,000.

•	The lead director receives an additional $30,000. The lead director does not receive any additional fees for chairing a committee in addition to serving as the lead director.

•	The chair of the audit committee and the chair of the compensation committee receive an additional $20,000, chairs of the other committees receive an additional $15,000 and other audit committee members receive an additional $5,000.

•	We do not pay any additional fees for attending or chairing a meeting.

•	We pay annual retainers in quarterly installments. Directors can elect to have their retainers paid in cash or common stock.

Restricted Stock Units

•	Each non-employee director receives approximately $180,000 in restricted stock units (“RSUs”) upon attending his or her first board meeting and upon each re-election.

•	The number of RSUs is determined based on the closing price of our common stock on the NYSE on the date of the grant.

•	The RSUs generally vest at the next annual meeting of shareholders. Directors who leave the board prior to vesting forfeit their RSUs. In the event an active director dies, his or her RSUs fully vest.

•	RSUs earn amounts equivalent to the regular dividend payments on our common stock. These amounts can be reinvested in additional stock units or paid to the director. Dividend equivalents will be paid only to the extent the underlying RSUs vest.

Stock Ownership Policy

A substantial portion of non-employee director compensation is linked to our stock performance, and directors can elect to receive their entire board remuneration in stock and stock-related compensation. Our policy requires that non-employee directors keep all of the shares that they receive as compensation until they own shares equal in market value to at least five times their annual retainer, excluding any fees for serving as lead director, chairing a committee, or serving on the audit committee. As of July 29, 2016, all non-employee directors had met or exceeded these stock ownership requirements, except for Roger Ferguson Jr., Maria G. Henry, Eric D. Sprunk and Jorge A. Uribe, who were recently elected to our board.

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Deferred Compensation

•	Non-employee directors may defer their retainers and restricted stock units.

•	Their deferred cash accounts earn a monthly rate of return that tracks the investment return achieved under their selected investment funds, most of which are offered to participants in our 401(k) Plan. One of these funds tracks the return on our common stock, which further aligns directors’ interests with those of our shareholders. The value of deferred retainers paid in shares of our common stock and deferred restricted stock units also tracks our common stock performance.

•	Earnings credited are not above-market or preferential.

Other Benefits

•	The General Mills Foundation matches eligible charitable contributions made by active, non-employee directors of up to $15,000 in each calendar year to eligible colleges, secondary and elementary schools, and approved funds, and up to $15,000 to eligible art and cultural organizations. These matching charitable contributions are included in footnote 5, All Other Compensation, in the table in this section.

•	We have a Planned Gift Program for Directors that has been discontinued for all directors elected after fiscal 2006. Upon the death of a participating director, the company will donate $1 million to a qualifying charity recommended by the director. We have calculated the change in the accrued liability for the benefit in fiscal 2016 and included it under footnote 5, All Other Compensation, in the table in this section.

The fiscal 2016 compensation of our non-employee directors is shown in the following table. Pro rata compensation is shown for Raymond V. Gilmartin, Judith Richards Hope and Hilda Ochoa-Brillembourg who retired during fiscal 2016 and for Roger Ferguson Jr. and Eric D. Sprunk who were elected to the board mid-fiscal year.

Director Compensation for Fiscal 2016

	Fees Earned	Stock	All Other
	or Paid in Cash(3)	Awards(4)	Compensation(5)	Total
Name	($)	($)	($)	($)
Bradbury H. Anderson	92,500	180,014	—	272,514
R. Kerry Clark	96,250	180,014	7,500	283,764
David M. Cordani	80,000	180,014	5,000	265,014
Paul Danos	81,250	180,014	22,790	284,054
Roger W. Ferguson Jr.(1)	37,500	180,030	—	217,530
Henrietta H. Fore	87,500	180,014	17,500	285,014
Raymond V. Gilmartin(2)	20,000	—	22,943	42,943
Judith Richards Hope(2)	18,750	—	22,390	41,140
Heidi G. Miller	93,750	180,014	14,666	288,430
Hilda Ochoa-Brillembourg(2)	20,000	—	19,833	39,833
Steve Odland	82,500	180,014	13,167	275,681
Michael D. Rose	82,500	180,014	42,290	304,804
Robert L. Ryan	93,750	180,014	51,641	325,405
Eric D. Sprunk(1)	40,000	180,041	—	220,041
Dorothy A. Terrell	75,000	180,014	35,713	290,727

(1)	Mr. Ferguson Jr. attended his first board meeting on March 8, 2016, and Mr. Sprunk attended his first board meeting on December 15, 2015.
(2)	Mr. Gilmartin, Ms. Hope and Ms. Ochoa-Brillembourg retired from the board effective September 29, 2015.
(3)	Includes the annual retainer and additional fees for directors who serve as the lead director, chair a committee or who serve on the audit committee. Retainers were paid in cash, except Mr. Cordani received his entire retainer in common stock (1,361 shares valued at the closing sales price of our common stock on the NYSE on the quarterly retainer payment dates).

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(4)	Includes the grant date fair value for 3,240 RSUs granted to each director, other than Mr. Ferguson Jr. and Mr. Sprunk, upon re-election in fiscal 2016, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (FASB ASC Topic 718). The grant date fair value is based on $55.56 per share, the closing price of our common stock on the NYSE on the grant date, September 29, 2015.
For Mr. Ferguson Jr., includes the grant date fair value for 3,003 RSUs granted to him upon attendance at his first board meeting on March 8, 2016. The grant date fair value is based on $59.95 per share, the closing price of our common stock on the NYSE on that date.
For Mr. Sprunk, includes the grant date fair value for 3,075 RSUs granted to him upon attendance at his first board meeting on December 15, 2015. The grant date fair value is based on $58.55 per share, the closing price of our common stock on the NYSE on that date.
At fiscal year-end, each non-employee director had 3,240 unvested RSUs, except for Mr. Ferguson Jr. who had 3,025 RSUs including his reinvested dividend equivalents, Mr. Sprunk who had 3,075 RSUs and Mr. Anderson, Mr. Danos, Ms. Miller and Mr. Odland who each reinvested their dividend equivalents and had 3,314 RSUs.
The non-employee directors’ equity awards are now delivered entirely in RSUs, though they continue to hold previously awarded stock options.
At fiscal year end, the total number of stock options held by each non-employee director was as follows: Mr. Anderson 71,686; Mr. Clark 55,642; Mr. Danos 91,686; Mr. Gilmartin 91,686; Ms. Hope 71,686; Ms. Miller 71,686; Ms. Ochoa-Brillembourg 51,686; Mr. Odland 71,686; Mr. Rose 91,686; Mr. Ryan 71,686; and Ms. Terrell 30,008.
(5)	All Other Compensation includes:

ALL OTHER COMPENSATION

	Planned Gift	Charitable
	Program(6)	Matching Gifts	Total
Name	($)	($)	($)
B. H. Anderson	—	—	—
R. K. Clark	—	7,500	7,500
D. M. Cordani	—	5,000	5,000
P. Danos	22,290	500	22,790
R. W. Ferguson Jr.	—	—	—
H. H. Fore	—	17,500	17,500
R. V. Gilmartin	22,943	—	22,943
J. R. Hope	22,390	—	22,390
H. G. Miller	14,666	—	14,666
H. Ochoa-Brillembourg	19,833	—	19,833
S. Odland	13,167	—	13,167
M. D. Rose	22,290	20,000	42,290
R. L. Ryan	21,641	30,000	51,641
E. D. Sprunk	—	—	—
D. A. Terrell	19,213	16,500	35,713

(6)	Includes expense recognized in fiscal 2016 in connection with the Planned Gift Program. Calculations assume a 4.15 percent discount rate at the end of fiscal 2016; benefit payment immediately upon death; and mortality rates based on the 2014 IRS Statistic Annuitant Mortality Table.

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OWNERSHIP OF GENERAL MILLS COMMON STOCK BY DIRECTORS, OFFICERS AND CERTAIN BENEFICIAL OWNERS

The following table shows the amount of General Mills common stock beneficially owned by (a) each director and director nominee, (b) each named executive officer listed in the Summary Compensation Table, (c) all directors, director nominees and executive officers as a group and (d) each person or group owning more than 5 percent of our outstanding shares. Unless otherwise noted, all amounts are as of July 29, 2016, and the shareholders listed in the table have sole voting and investment power with respect to the shares owned by them.

	Amount and Nature of Beneficial Ownership
Name of Beneficial Owner	Shares(1)		Exercisable Options(2)	Percent of Class
B. H. Anderson	34,353	(3)	71,686	*
J. R. Church	70,152	(4)	167,675	*
R. K. Clark	27,460		55,642	*
D. M. Cordani	9,136		—	*
P. Danos	23,799	(5)	71,686	*
R. W. Ferguson Jr.	3,025		—	*
H. H. Fore	10,163		—	*
J. L. Harmening	57,516	(6)	286,554	*
M. G. Henry	2,732		—	*
H. G. Miller	50,406	(7)	71,686	*
D. L. Mulligan	159,500	(8)	543,130	*
S. Odland	62,645		71,686	*
C. D. O’Leary	168,809		776,384	*
K. J. Powell	420,172		2,480,514	*
M. D. Rose	69,915		81,686	*
R. L. Ryan	31,860		71,686	*
E. D. Sprunk	3,075		—	*
D. A. Terrell	63,542		16,452	*
J. A. Uribe	2,732		—	*
All directors, nominees and executive officers as a group (25 persons)	1,736,910	(9)	6,019,989	1.3
The Vanguard Group, Inc.	34,809,666	(10)	—	5.8
BlackRock, Inc.	40,115,552	(11)	—	6.7
State Street Corporation	35,766,243	(12)	—	6.0
*	Indicates ownership of less than 1 percent of the total outstanding shares.
(1)	Includes:
•	Shares of our common stock directly owned;
•	Shares of our common stock allocated to participant accounts under our 401(k) Plan;
•	Restricted stock units that vest within 60 days of July 29, 2016, as to which the beneficial owner currently has no voting or investment power: 2,732 RSUs for Ms. Henry and Mr. Uribe, 3,025 RSUs for Mr. Ferguson Jr., 3,075 RSUs for Mr. Sprunk, and 3,240 RSUs for each remaining non-employee director, except for Mr. Anderson, Mr. Danos, Ms. Miller and Mr. Odland, who each reinvested their dividend equivalents and held 3,314 RSUs; and 44,261 RSUs for all directors, nominees and executive officers as a group; and
•	Stock units that have vested and been deferred, as to which the beneficial owner currently has no voting or investment power: 22,007 units for Mr. Anderson; 21,646 units for Mr. Clark; 18,359 units for Mr. Danos; 6,923 units for Ms. Fore; 24,076 units for Mr. Harmening; 30,626 units for Ms. Miller; 36,165 units for Mr. Odland; 43,127 units for Mr. O’Leary; 9,520 units for Mr. Rose; 27,570 units for Mr. Ryan; 53,822 units for Ms. Terrell; and 504,853 units for all directors, nominees and executive officers as a group.
(2)	Includes options that were exercisable on July 29, 2016 and options that become exercisable within 60 days of July 29, 2016.

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(3)	Includes 9,032 shares held in individual trusts by either Mr. Anderson or his spouse, for which they serve as trustees.
(4)	Includes 51,832 shares held in individual trusts by either Mr. Church or his spouse, for which they serve as trustees, and 3,333 shares owned by Mr. Church’s spouse.
(5)	Includes 2,126 shares owned jointly by Mr. Danos and his spouse.
(6)	Includes 27,390 shares held in individual trusts by Mr. Harmening or his spouse, for which they serve as trustees.
(7)	Includes 16,446 shares owned jointly by Ms. Miller and her spouse.
(8)	Includes 155,356 shares owned jointly by Mr. Mulligan and his spouse.
(9)	Includes 336,051 shares held solely by, jointly by, or in trust for the benefit of family members.
(10)	Based on information contained in a Schedule 13G/A filed with the SEC on February 10, 2016 by The Vanguard Group and its subsidiaries (“Vanguard”), at 100 Vanguard Blvd., Malvern, Pennsylvania 19355. The filing indicated that as of December 31, 2015, Vanguard had sole investment power over 33,618,392 of these shares and shared investment power over 1,191,274 of these shares. The filing also indicated that as of December 31, 2015, Vanguard had sole voting power over 1,116,901 of these shares.
(11)	Based on information contained in a Schedule 13G/A filed with the SEC on February 10, 2016 by BlackRock, Inc. and its subsidiaries (“BlackRock”), at 55 East 52nd Street, New York, New York 10055. The filing indicated that as of December 31, 2015, BlackRock had sole investment power over all of these shares, and sole voting power over 33,846,147 of these shares.
(12)	Based on information contained in a Schedule 13G filed with the SEC on February 12, 2016 by State Street Corporation and its subsidiaries (“State Street”), at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. The filing indicated that as of December 31, 2015, State Street had shared investment power and shared voting power over all of these shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Based on a review of reports filed with the SEC by our directors and executive officers regarding their ownership and transactions in our common stock and written representations from those directors and officers, we believe that each director and executive officer has filed timely reports under Section 16(a) of the Securities Exchange Act of 1934 during fiscal 2016.

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PROPOSAL NUMBER 2	ADOPTION OF THE 2016 COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS

The Board of Directors unanimously recommends a vote FOR adoption of the General Mills, Inc. 2016 Compensation Plan for Non-Employee Directors.

Introduction

The General Mills, Inc. 2016 Compensation Plan for Non-Employee Directors (the “2016 Directors’ Plan”) is intended to replace the General Mills, Inc. 2011 Compensation Plan for Non-Employee Directors (the “2011 Directors’ Plan”), which terminates on September 30, 2016.

The purpose of the 2016 Directors’ Plan is to provide a compensation program that:

•	Attracts and retains qualified individuals to serve on the company’s board of directors; and

•	Grants awards payable in General Mills common stock in order to align the interests of non-employee directors with those of shareholders by providing that a portion of their compensation is linked directly to increases in shareholder value.

Highlights from the recommended 2016 Directors’ Plan are as follows:

•	The 2016 Directors’ Plan authorizes up to 500,000 shares of common stock for awards, a 64 percent reduction from the 1,400,000 shares authorized under the 2011 Directors’ Plan.

•	The 2016 Directors’ Plan reflects compensation and governance best practices, such as meaningful limits on annual total compensation for non-employee directors, no stock option repricing, no discounted options, no reload options, double-trigger vesting following a change of control and no dividends on options.

•	Upon shareholder approval of the 2016 Directors’ Plan, no further grants will be made under the 2011 Directors’ Plan. Approximately 1,035,546 unissued shares under the 2011 Directors’ Plan will be cancelled. All new awards will be made under the 2016 Directors’ Plan.

Summary of Material Features of the 2016 Directors’ Plan

The summary of the material features of the 2016 Directors’ Plan that follows is subject to the full text of the 2016 Directors’ Plan that is contained in Appendix B to this Proxy Statement.

Plan Term:	September 27, 2016 through September 30, 2026
Eligible Participants:	Members of the board of directors who are not employees of the company or any of its subsidiaries
Shares Authorized:	500,000 shares of General Mills common stock
Shares Authorized as a Percentage of Outstanding Common Stock:	Approximately 0.1 percent of shares outstanding on July 29, 2016
Recent Market Value per Share:	$71.89 closing sales price on the NYSE on July 29, 2016
Award Types:	(1) Restricted stock units, (2) non-qualified stock options and (3) cash retainers On the effective date of the 2016 Directors’ Plan (or, on the date a non-employee director is first elected after the effective date of the plan) and on each successive annual shareholders’ meeting date when he or she is re-elected, each non-employee director shall receive an award of restricted stock units.

Each non-employee director will receive an annual retainer for serving on the board. Each non-employee director may elect to receive all or a portion of the retainer in the form of cash, deferred cash or common stock.

Non-qualified stock options are not currently part of the compensation package for non-employee directors, but the 2016 Directors’ Plan permits non-qualified stock option awards if the board elects to issue them in the future.

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Compensation Limits:	The fair market value of all compensation granted to any non-employee director during any year of service may not exceed $800,000. The foregoing limit does not apply to any non-employee director who is designated as chair of the board.
Share Counting:	Shares subject to stock options and restricted stock units will reduce the shares available for awards by one share for every one share granted.
Shares tendered or withheld to pay taxes or an option’s exercise price are not available for re-issuance and count against the pool of available shares.
Forfeited awards are not counted against the maximum.
Cancelled, terminated, forfeited and expired shares under prior plans cannot be reissued under the 2016 Directors’ Plan.
Exercise of Stock Options:	The exercise price of stock options may not be less than the fair market value of our common stock on the date of grant, and the term may not be longer than 10 years.
Vesting:	Awards vest on the date specified by the board. Restricted stock units earn dividend equivalents equal to regular dividends paid on our common stock, which are distributed only to the extent the underlying restricted stock units vest.
Adjustments:	All stock awards will be subject to adjustment for corporate transactions that may otherwise cause a dilution or enlargement of the rights of participants.
Transferability:	Restricted stock units may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of until the applicable restrictions lapse. Stock options are transferable only as provided by the rules of the compensation committee, by the participant’s last will and testament or by the applicable laws of descent and distribution.
Change of Control:	Vesting of outstanding awards accelerates upon the consummation of a change of control and one of the following double-trigger vesting requirements: (1) the non-employee director, at the request of the company or its shareholders following a change of control, resigns or is otherwise replaced, removed or dismissed from the board or (2) there is no comparable replacement award or the awards are not assumed.
Termination, Death and Retirement:	All stock awards will be forfeited to the company if the non-employee director ceases to serve on the board prior to vesting. If a non-employee director dies prior to the vesting of any awards, those awards shall fully vest as of the date of his or her death.
Administration:	The compensation committee will administer the 2016 Directors’ Plan. The committee will have the full power to interpret its terms and formulate additional details and regulations to carry out the provisions of the Plan.
Amendments:	The compensation committee may amend, modify or terminate the 2016 Directors’ Plan at any time; however, no action may be taken by the compensation committee or the board of directors (except for “Adjustments” as referenced above) without the approval of the shareholders to: (1) increase the number of shares that may be issued under the Plan; (2) permit granting of stock options at less than fair market value; (3) permit the repricing of outstanding stock options; or (4) increase the “Compensation Limits” described above.

U.S. Federal Income Tax Consequences

The following is a summary of certain U.S. federal income tax consequences arising from and relating to participation in the 2016 Directors’ Plan. This summary is for general information purposes only and does not purport to be a complete analysis or listing of all potential tax consequences that may apply with respect to participation in the 2016 Directors’ Plan.

Cash Retainers. Cash retainers result in ordinary income to the non-employee director, and a corresponding deduction to the company, when paid. If a non-employee director elects pursuant to the terms of the 2016 Directors’ Plan to defer payment of cash retainers, the director will recognize taxable ordinary income, and the company will receive a corresponding deduction, at the time when the deferred payment is made.

Restricted Stock Units. The grant of restricted stock units will not result in taxable income to the non-employee director or a tax deduction for the company. At the time the shares underlying restricted stock units are paid, a non-employee director will recognize taxable ordinary income and the company will receive a corresponding deduction, equal to the fair market value of those shares on the date payment is made. If a non-employee director elects pursuant to the terms of the 2016 Directors’ Plan to defer payment of restricted stock units beyond the vesting date, the director will recognize taxable ordinary income, and the company will receive a corresponding deduction, at the time when the deferred payment is made in an amount equal to the fair market value of the shares received as of that time.

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Stock Options. Stock options granted under the 2016 Directors’ Plan will be non-qualified options governed by Section 83 of the Internal Revenue Code. The grant of options will not result in taxable income to the non-employee director or a tax deduction for the company. Under current tax law, the exercise of an option will result in taxable ordinary income to the non-employee director and a corresponding deduction to the company, equal to the difference between the exercise price per share and the fair market value of a share on the date the option was exercised.

Application of Section 16. Special rules may apply to individuals, including non-employee directors, subject to Section 16 of the Securities Exchange Act of 1934 if they purchase shares of our stock in a transaction that is not exempt under Section 16 within six months of an option exercise or the vesting or deferred payment date of restricted stock units. In that case, unless a special election is made pursuant to the Internal Revenue Code, shares received through exercise of a stock option and vesting or deferred payment of restricted stock units may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise, vesting or deferred payment. Accordingly, the amount of any ordinary income recognized, and the amount of the company’s deduction, are determined based on the fair market value of the shares as of the end of that period.

Income Tax Deduction. The company’s ability to take a corresponding income tax deduction at the time a participant recognizes ordinary income from awards made under the 2016 Directors’ Plan is subject to the usual rules concerning reasonable compensation.

Non-employee directors are responsible for the payment of all federal, state and local taxes, including those of any jurisdiction outside the United States, in respect of awards under the 2016 Directors’ Plan.

The 2016 Directors’ Plan is intended to comply with Section 409A of the Internal Revenue Code.

New Plan Benefits

If our shareholders approve the 2016 Directors’ Plan, we will use the plan to pay retainers and make awards of restricted stock units to our non-employee directors as of the date of the 2016 Annual Meeting. The compensation committee has discretion to determine the amount, number and types of awards that will be granted under the 2016 Directors’ Plan. The current terms of these awards and payments are described under Director Compensation.

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Equity Compensation Plan Information

The following table provides certain information as of May 29, 2016 with respect to our equity compensation plans:

	Number of		Number of Securities
	Securities to		Remaining Available for
	be Issued upon	Weighted-Average	Future Issuance Under
	Exercise of	Exercise Price	Equity Compensation
	Outstanding	of Outstanding	Plans (Excluding
	Options, Warrants	Options, Warrants	Securities Reflected
	and Rights	and Rights	in Column (1))
Plan Category	(1)	(2)(a)	(3)
Equity compensation plans approved by security holders	40,199,600 (b)	$37.09	24,263,964 (d)
Equity compensation plans not approved by security holders	147,304 (c)	$ —	—
Total	40,346,904	$37.09	24,263,964

(a)	Only includes the weighted-average exercise price of outstanding options, whose weighted-average term is 4.35 years.
(b)	Includes 32,400,285 stock options, 5,212,133 restricted stock units, 99,900 performance share units (assuming pay out for target performance) and 2,487,282 restricted stock units that have vested and been deferred.
(c)	Includes 147,304 restricted stock units that have vested and been deferred. These awards were made in lieu of salary increases and certain other compensation and benefits. We granted these awards under our 1998 Employee Stock Plan, which provided for the issuance of stock options, restricted stock and restricted stock units to attract and retain employees and to align their interests with those of shareholders. We discontinued the 1998 Employee Stock Plan in September 2003, and no future awards may be granted under that plan.
(d)	Includes stock options, restricted stock, restricted stock units, shares of unrestricted stock, stock appreciation rights and performance awards that we may award under our 2011 Stock Compensation Plan, which had 23,222,954 shares available for grant at May 29, 2016. Also includes stock options and restricted stock units that we may award under our 2011 Compensation Plan for Non-Employee Directors, which had 1,041,010 shares available for grant at May 29, 2016. These shares would be cancelled if shareholders approve the 2016 Directors’ Plan under Proposal 2.

PROPOSAL NUMBER 3	ADVISORY VOTE ON EXECUTIVE COMPENSATION

The board of directors unanimously recommends a vote FOR the resolution approving, on an advisory basis, the compensation of our named executive officers.

We provide our shareholders with an annual advisory vote on the compensation of our named executive officers. At the 2015 Annual Meeting, approximately 94 percent of the votes cast supported our executive compensation program.

Our compensation committee reviewed the results of the advisory vote and also considered feedback from some of our largest shareholders on our executive compensation program. The compensation committee recognizes that effective practices evolve, and the committee will continue to consider changes as needed to keep our executive compensation program competitive and tightly linked to performance.

Consistent with our shareholders’ preference and prevailing demand, we expect to hold an advisory vote on executive compensation every year. This year, we are asking shareholders to approve the following resolution:

RESOLVED, that the shareholders approve the compensation paid to the company’s named executive officers, as disclosed in the Compensation Discussion and Analysis section, and the compensation tables and related narrative in the Executive Compensation section, of the Proxy Statement for the 2016 Annual Meeting of Shareholders.

The advisory vote will not be binding on the compensation committee or the board of directors. However, they will carefully consider the outcome of the vote and take into consideration any specific concerns raised by investors when determining future compensation arrangements.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This section provides an overview of our compensation philosophy, the key elements of our executive compensation program, and the compensation actions for our named executive officers (“NEOs”) in the context of our company strategy and our fiscal 2016 performance.

Fiscal 2016 Named Executive Officers
Kendall J. Powell, Chairman and Chief Executive Officer
Donal L. Mulligan, Executive Vice President, Chief Financial Officer
Jeffrey L. Harmening, President, Chief Operating Officer
Christopher D. O’Leary, Executive Vice President, Chief Operating Officer, International
John R. Church, Executive Vice President, Supply Chain

Executive Summary

Our Business Strategies and Priorities

At General Mills, our performance goal is to create market-leading growth over the long-term and deliver top-tier returns to shareholders. We strive to deliver growth by following our Consumer First strategy, which means we leverage a deep understanding of our consumers to develop and market products that they want. Keeping consumer needs top of mind, we are executing against four priorities: driving more growth from our core businesses, as our well-established brands tend to generate the best returns for investors; funding our future with a continuous focus on increasing our productivity and reducing expenses; reshaping our portfolio to ensure we’re competing in the most attractive food categories, channels and geographies; and building an advantaged and agile organization to respond to a rapidly changing operating environment.

Our long-term growth model is designed to achieve our goal of market-leading performance. We believe our businesses can generate low single-digit net sales growth, mid single-digit total segment operating profit growth and high single-digit growth in adjusted diluted earnings per share. Combined with a dividend yield between 2 and 3 percent, this performance should deliver double-digit returns to shareholders over the long term. We are strategically managing our topline growth with our focus on our Consumer First strategy while also expanding our operating margin. We believe the combination of consumer-led sales growth and margin-enhanced earnings per share growth will drive top-tier performance for our shareholders.

LONG-TERM GROWTH MODEL

Growth Factor	Compound Growth Rate
Organic Net Sales	Low single-digit
Total Segment Operating Profit	Mid single-digit
Adjusted Diluted Earnings per Share	High single-digit
Dividend Yield	2 to 3 percent
Total Shareholder Return	Double-digit

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Performance Highlights for Fiscal 2016

We made important progress strengthening our business model and bringing our Consumer First strategy to life in our brands in fiscal 2016. We returned the business to organic net sales and operating profit growth, while continuing to drive improvement in free cash flow. Our renovation and innovation efforts helped improve topline momentum on many businesses, and our productivity and cost-savings initiatives drove strong margin expansion, delivering profit and earnings per share ahead of our expectations. We also took important strategic actions to reshape our portfolio for growth, including the divestiture of the Green Giant vegetable business in North America, the expansion of our recently acquired Annie’s organic brand into new categories, the launch of Yoplait yogurt in China, and the acquisitions of EPIC Provisions meat snacks in the U.S. and Carolina yogurt in Brazil.

General Mills net sales for the fiscal year ended May 29, 2016, declined 6 percent to $16.6 billion, reflecting the sale of the Green Giant vegetable business in North America, foreign currency headwinds and a comparison to a 53-week fiscal year in 2015. Excluding the impact of these factors, our organic net sales grew 0.2 percent in fiscal 2016. Operating profit increased 30 percent to $2.7 billion. Total segment operating profit decreased 1 percent to $3.0 billion. On a constant-currency basis, total segment operating profit increased 1 percent. Diluted earnings per share increased 41 percent to $2.77 in fiscal 2016. Adjusted diluted earnings per share, which excludes certain items affecting comparability of results, rose 2 percent to $2.92. Excluding the impact of foreign exchange, adjusted diluted earnings per share increased 5 percent. (These and other measures used in this Proxy Statement are non-GAAP financial measures – see Appendix A to this Proxy Statement for reconciliations of these measures.)

In fiscal 2016, we returned $1.5 billion to shareholders through share repurchases and dividends. We repurchased approximately 11 million shares of common stock, reducing our average number of shares outstanding by 1 percent. We also increased our annual dividend by 7 percent. In June 2016, the board approved an increase to our quarterly dividend rate. The new annualized rate of $1.92 per share represents a yield between 2.5 and 3 percent at recent prices for General Mills stock.

Fiscal 2016 Performance Against Annual Performance Goals

At the beginning of the fiscal year, the compensation committee established performance targets for four equally weighted financial measures. These performance measures and annual targets were based on the annual operating plan approved by the full board and were aligned with our long-term growth model and the performance expectations we communicated to investors. At the start of the year, our plans called for:

•	Organic net sales to essentially match fiscal 2015 levels in constant currency, reflecting the impact of one less week of business versus a 53-week year in fiscal 2015;

•	Total segment operating profit to increase at a low-single-digit rate in constant currency;

•	Adjusted diluted earnings per share to increase at a mid-single-digit rate in constant currency; and

•	Improvement in adjusted return on average total capital driven by higher earnings.

While challenging retail conditions in the U.S., and slowing growth in China and Brazil, prevented the company from accelerating sales growth as fast as planned, successful execution of key organizational and cost-savings initiatives helped the company exceed its targets on all three of the profit-based annual corporate performance measures. During fiscal 2016, we completed a number of strategic acquisitions and dispositions, including the sale of the North American Green Giant vegetable business, the sale of businesses in Venezuela and Argentina, and the acquisition of EPIC Provisions meat-based snacks and Carolina yogurt that were not contemplated by the annual operating plan or annual corporate performance measures established at the beginning of fiscal 2016. Accordingly, performance for incentive purposes was measured on a basis to be comparable with the annual operating plan, and excluded the impact of those actions. As a result of the company’s performance against the annual corporate performance targets for organic net sales, total segment operating profit, adjusted diluted earnings per share and adjusted return on average total capital, the Annual Incentive Payout Percentage for Corporate Performance Achievement for fiscal 2016 was 121 percent.

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Annual Corporate Performance Measure and Weighting	Target	Fiscal 2016 Incentive Performance(1)	Fiscal 2016 Performance Ratings
Organic Net Sales Growth (25%)	1.0%	0.2%	90%
Total Segment Operating Profit Growth (25%)	2.7%	3.5%	111%
Adjusted Diluted Earnings Per Share Growth (25%)	4.9%	7.4%	136%
Adjusted Return on Average Total Capital Improvement (25%)	+14bps	+47bps	147%
Annual Incentive Payout Percentage for Corporate Performance Achievement			121%
(1)	Incentive performance is measured on a comparable basis and excludes the impact of changes in foreign currency exchange rates and acquisitions and divestitures completed during fiscal 2016, as these items were not included in the annual operating plan or the performance targets approved by the board of directors and compensation committee at the beginning of the year. Organic net sales growth also excludes the impact of a 53rd week in fiscal 2015.

In addition to our annual financial results, we continued to take strategic actions to adapt to the changing marketplace and improve our profitability. Execution against our four key priorities in fiscal 2016 drove improved operating results and positioned us for long-term growth. Through their individual performance evaluations, we hold each of our executives accountable to advance these strategic priorities.

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Strategic Priorities	Fiscal 2016 Accomplishments

We accelerated Consumer First product renovation and innovation to drive sales growth across our operating segments.
	•	U.S. Retail
		–	Drove growth on many of our cereal brands with the introduction of gluten-free Cheerios varieties and the removal of artificial flavors and colors from many of our most popular cereal brands.
Drive More		–	Made consumer-driven improvements to our Nature Valley snacks and brought gluten-free messaging to 20 percent of the Nature Valley portfolio.
from Our Core		–	Grew natural and organic businesses at a double-digit pace, driven by the expansion of our Annie’s business and accelerated growth for Lärabar throughout the year.
	•	International
		–	Fueled growth on Old El Paso Mexican products with innovative new taco shells and kits.
		–	Drove growth on Häagen-Dazs ice cream with the introduction of super-premium ice cream bars in Europe.
	•	Convenience Stores and Foodservice
		–	Continued our focus on six key product platforms: cereal, snacks, yogurt, mixes, biscuits and frozen meals. Net sales for these focus platforms combined grew 5 percent.

We made progress on our cost savings and organizational initiatives.
Fund Our Future	•	Ongoing cost savings and organizational initiatives drove margin expansion in fiscal 2016. Operating profit margin improved 450 basis points, or 90 basis points on an adjusted basis.
	•	Announced further efforts to prioritize investments, reduce complexity and further streamline operations to increase and accelerate margin expansion, with an adjusted operating profit margin target of 20 percent by fiscal 2018.
	•	Organizational, manufacturing and administrative cost initiatives are expected to deliver $600 million of annual cost savings by fiscal 2018.

We continued to reorient our portfolio toward products with high-growth potential.
Reshape the Portfolio for Growth	•	Divested our North American Green Giant vegetable business.
	•	Expanded our Annie’s portfolio to include cereal, yogurt, and soup. We are targeting $1 billion in natural and organic net sales by fiscal 2019.
	•	Launched Yoplait yogurt in China.
	•	Acquired EPIC Provisions, a U.S.-based meat snack business, and Carolina, a Brazilian yogurt company.

Build an Advantaged and Agile Organization

Restructured our business to create a leaner, more agile organization, and we redesigned our pay-for-performance programs to drive increased accountability and results, as more fully described on page 36.

STRONG FREE CASH FLOW AND RETURN TO SHAREHOLDERS

•	Returned $1.5 billion to shareholders, including a 7 percent increase in dividends per share and net share repurchases totaling $435 million.

–	Converted more than 100 percent of adjusted after-tax earnings into free cash flow in the most recent three-year period.
–	Total shareholder return for fiscal 2016 was 15 percent.

Dividends Per Share	Total Shareholder Return (“TSR”)
(Fiscal years, stock price appreciation plus reinvested dividends, compound annual growth)

Source: Bloomberg

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Fiscal 2016 CEO Compensation Actions

Total direct compensation for our CEO includes base salary, annual incentive and long-term incentives in the form of equity awards, including stock options, performance share units (“PSUs”) and restricted stock units (“RSUs”). For fiscal 2016, Mr. Powell’s target opportunity for total direct compensation essentially matched his prior year’s target opportunity and remained at approximately the median value for CEOs at our peer group companies. Actual fiscal 2016 total direct compensation consisted of the base salary, long-term incentive awards granted at the beginning of the fiscal year, and the annual incentive award for fiscal 2016 performance, paid after the end of fiscal 2016. At the beginning of the fiscal year, the board kept Mr. Powell’s base salary and target long-term incentive award value at the same level as the prior year, based on prior year corporate performance and a competitive analysis of CEO compensation at our peer group companies. In the Summary Compensation Table, fiscal 2016 base salary earned does not include a fiscal 2016 merit increase, but it is slightly higher than fiscal 2015 base salary earned, which only includes the fiscal 2015 merit increase on a pro rata basis. The grant date fair value of the fiscal 2016 long-term incentive was $5,220,014, or 14 percent below his long-term incentive target, reflecting a downward adjustment based on fiscal 2015 performance. At the end of fiscal 2016, Mr. Powell received an annual incentive award of $2,258,568, which was 17 percent above his annual incentive award target based on fiscal 2016 corporate performance. The following graph illustrates the components of Mr. Powell’s total direct compensation for fiscal 2016.

For more information on these awards, please refer to the Summary Compensation table on page 45 and the description of Mr. Powell’s annual and long-term incentive awards on pages 38 through 40.

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Compensation Philosophy

Our compensation program is designed to attract, motivate, reward and retain superior leaders who consistently pursue initiatives that contribute to strong corporate performance and total return to shareholders that are in the top tier of our industry. The compensation committee bases its compensation decisions on the following core principles:

•	Compensation design supports our strategy: Our compensation program is closely aligned with our long-term growth model and strategic priorities. Incentive performance measures mirror our externally communicated financial objectives, and long-term incentives create significant alignment between the interests of our executives and those of our shareholders.

•	Pay is performance-based: Eighty to ninety percent of our NEOs’ compensation is at risk and variable based on the annual and long-term performance of the company.

•	Compensation opportunities are competitive: Given that the competition for talent in the consumer packaged goods industry is intense, the compensation opportunities for each NEO have been designed to ensure that they are competitive with our industry peer group.

Compensation Design Supports our Financial Performance Goals

The core elements of our NEOs’ compensation package consist of base salary, annual incentive and long-term incentive, which we refer to as total direct compensation. The target pay opportunity for our NEOs is set so that performance targets and target total direct compensation are aligned with the median of our industry peer group. Incentive awards are composed of a mix of cash, PSUs, stock options and RSUs. Each element of annual and long-term incentive compensation is tied to performance and closely linked to the goals from our long-term growth model, financial objectives and TSR.

Our compensation program is designed to incent our NEOs to pursue strategies and execute priorities that promote growth and strong return to shareholders. Annual Corporate Performance Measures correspond to the three key measures in our long-term growth model: organic net sales growth, total segment operating profit growth, and adjusted diluted earnings per share growth. In addition, we include a measure of improvement in adjusted return on average total capital to ensure that leaders are focused on making thoughtful capital investments. The three-year corporate performance measures used for our PSUs are average organic net sales growth and cumulative free cash flow, which is cash from operating activities less capital expenditures. Free cash flow directly supports total shareholder return by enabling business investment, dividend growth and return of cash to shareholders through share repurchases. Within our industry peer group, companies with consistently superior performance against the financial performance measures used in our annual and long-term incentive awards have historically delivered top tier TSR.

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Elements of Incentive Compensation and Alignment With Performance Measures

	Incentive Pay Element	Performance Measure	Strategy and Performance Alignment
Annual Incentive	Annual Incentive Award	Organic Net Sales Growth Total Segment Operating Profit Growth Adjusted Diluted Earnings per Share Growth Adjusted Return on Average Total Capital Improvement

  Annual performance measures aligned with long-term growth model

  Rewards and recognizes annual accomplishment of key financial objectives

  Adjusted for performance relative to peer companies using the Corporate Performance Modifier

  Directly supports strategies for delivering strong TSR

Long-Term Incentive	Performance Share Units	Average Organic Net Sales Growth (performance metric) Cumulative Free Cash Flow (performance metric) Total Shareholder Return (ultimate value)

  Three-year performance measures focused on long-term performance

  Performance metrics aligned with key elements for delivering growth and strong TSR

  Payout directly linked to performance

  Four-year cliff vesting places value of award at risk for a significant period, serves as a retention tool and creates alignment with shareholder interests

  Ultimate value created through TSR

	Stock Options	Share Price Appreciation (ultimate value)

  Four-year cliff vesting maintains focus on long-term growth, places value of award at risk for a significant period, serves as a retention tool and creates alignment with shareholder interests

  Ultimate value created through stock price appreciation creates strong alignment with shareholder interests and direct link to company performance

	Restricted Stock Units	Total Shareholder Return (ultimate value)	Four-year cliff vesting places value of award at risk for a significant period, serves as a retention tool and creates alignment with shareholder interests Ultimate value created through TSR

Significant Percentage of Executive Pay Is At Risk

Since executive compensation is paid principally in the form of annual and long-term incentive awards, a significant portion of executive pay is at risk and dependent on future company performance. The majority of the long-term incentive awards derive value directly from the company’s common stock price appreciation, which is, in most respects, a reflection of company performance and directly linked to shareholder returns. Stock option awards may be worthless if the company’s common stock price does not appreciate prior to expiration of the stock options. PSUs can be rendered worthless if performance for any three-year period is below threshold. The value of RSUs can decline significantly from the grant date if the company performs poorly and its common stock price falls. For the NEOs to earn the intended “target” compensation from these awards, the company must show sustained competitive performance on annual and three-year corporate performance measures.

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CEO PAY MIX AT TARGET	OTHER NAMED EXECUTIVE OFFICER PAY MIX AT TARGET

Performance-Based (At Risk) Compensation: 88%	Performance-Based (At Risk) Compensation: 78%

The pay mix represented above assumes total direct compensation equal to target pay opportunity.

Program Enhancements to Strengthen Pay-For-Performance Alignment

Keeping in mind our core principles of ensuring that compensation design supports our business strategy, pay is performance-based, and compensation opportunities are competitive, in fiscal 2015 the compensation committee and management completed an extensive review of our executive compensation program. The review included consideration of feedback from our shareholders seeking greater clarity on annual incentives and increased performance based vesting for long-term incentive awards. As a result of that review, we updated and enhanced our incentive programs as described below. These changes became effective at the beginning of fiscal 2016 for all NEOs.

Incentive Program Design Change	Rationale and Benefits
• Simplified annual incentive award formula and increased alignment between incentive payouts and company performance. Shifted to all-cash annual incentive awards and mix of stock options, RSUs and PSUs for long-term incentives.

 • Clear and transparent disclosure for our investors of annual performance targets and annual incentive award payouts.

 • Simple and understandable communication to officers regarding annual performance targets and annual incentive awards.

 • Adjusted for performance relative to peer companies using the Corporate Performance Modifier.

 • Increased alignment between company performance and annual incentive awards.

• Increased the weighting of company financial performance for annual incentive awards. For NEOs, the weighting of company performance against financial targets increased from 50 percent to 80 percent.	• Increased pay-for-performance emphasis. • Greater accountability for company performance for NEOs and other executive officers. • Alignment on a single set of financial objectives.
• Broadened the range of potential payouts, with higher maximum and lower minimum. Established threshold, target and maximum performance targets and payout percentages for annual incentive awards ranging from 0 percent to 200 percent.	• The minimum, threshold, target and maximum payout percentages produce a wider range of possible annual incentive awards with greater performance required for maximum payouts.
• Introduced PSUs as part of long-term incentive for all NEOs. We began issuing three-year performance vested PSUs to our CEO at the beginning of fiscal 2015 and extended that practice to all NEOs at the beginning of fiscal 2016 and to all corporate officers at the beginning of fiscal 2017.

 • Portion of long-term incentive requires achievement of specific financial objectives measured over a three-year performance period.

 • Long-term performance period aligns the interest of executives with the long-term success of the company and the interests of our shareholders.

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Elements of Total Direct Compensation

CEO PAY MIX AT TARGET	OTHER NAMED EXECUTIVE OFFICER PAY MIX AT TARGET

Performance-Based (At Risk) Compensation: 88%	Performance-Based (At Risk) Compensation: 78%

The pay mix represented above assumes total direct compensation equal to target pay opportunity.

	Base Salary	Annual Incentive	Long-Term Incentive
Primary Purpose	• Provides fixed income based on size, scope and complexity of the individual’s role • Reflects each individual’s current and historical performance	• Rewards achievement of annual corporate and individual performance objectives	• Rewards delivery of long-term shareholder value • Designed to retain key talent
Competitive Analysis	• Annually	• Annually	• Annually
Approval/Grant Date	• June board meeting	• June board meeting	• June board meeting
Cash/Equity	• Cash	• Cash	• PSUs/Stock Options/RSUs
Performance Period and Impact	• Fixed income	• 1 Year • Payouts range from 0 percent to 200 percent of target depending on performance

•  Three-year performance period and additional year of vesting for PSUs - PSUs payouts range from 0 percent to 150 percent of target depending on performance

•  Four-year cliff vesting for stock options, PSUs and RSUs places value of awards at risk for a significant period, serves as a retention tool and creates alignment with shareholder interests

Approximate Market Positioning	• Base salary midpoints (targets) set at median – actual base salaries above or below market median based on performance	• Target annual incentive awards set at median – actual annual incentive awards above or below market median based on performance	• Target long-term incentives set at median – actual value determined by three year corporate performance and longer-term share appreciation and TSR

Base Salary

Base salaries provide fixed income based on the duration, size, scope and complexity of each individual’s role, and reflects current and historical performance. Base salary is the only fixed element of total direct compensation, and accordingly, is set at median levels for similarly situated officers within the industry peer group to reinforce the importance of incentive compensation. With the guidance of the independent consultant, the compensation committee annually reviews potential adjustments to base salary for merit increases to align with market and for changes in responsibilities.

CEO Base Salary

Mr. Powell did not receive an increase in base salary in fiscal 2016, keeping his base salary at a competitive and approximately median level versus other CEOs within the industry peer group.

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Performance Measurements for Incentive Compensation

Corporate Performance Measurement

At the beginning of each fiscal year, corporate performance goals are established for one- and three-year periods, with the intention of being rigorous yet achievable.

•	Annual Corporate Performance Measures – annual incentive awards are earned based on our performance against four equally-weighted measures: organic net sales growth; total segment operating profit growth; adjusted diluted earnings per share growth; and adjusted return on average total capital improvement.

•	Three-year Corporate Performance Measures – PSUs are earned based on our future achievement of three-year goals, consistent with our internal plan, for average organic net sales growth and cumulative free cash flow.

Rigorous Corporate Performance Goals

For the Annual Corporate Performance Measures, the assessment of corporate performance for each year is based on goals set forth in the annual corporate operating plan that is approved by the board. The annual corporate operating plan aligns with our corporate strategy, long-term commitment to shareholders, and expected performance in the industry. As a result, the goals established for our Annual Corporate Performance Measures are closely aligned with our operating plans and the financial objectives we communicate to investors.

For the Three-Year Corporate Performance Measures, the committee establishes goals that are consistent with our long-range plan for the same period, comparing and adjusting them against actual five-year historical results within our industry peer group. Goals for the entire three-year performance period are set at the beginning of the period rather than at the start of each fiscal year.

Our annual and three-year performance results may differ from our reported results due to adjustments for designated items significantly affecting comparability of reported rates of growth (for example, significant acquisitions or divestitures, 53-week fiscal years and foreign currency exchange rates). Please see page 30 and Appendix A for additional detail on these adjustments to our fiscal 2016 results.

Individual Performance Measurement

NEO Individual Performance Ratings may range from Exceptional to Unsatisfactory. The ratings are based on the achievement of specific annual priorities, which include quantitative business performance measures and qualitative goals such as completion of strategic initiatives, quality of business plans, organizational development progress in important areas such as diversity and employee development, and fulfillment of leadership expectations. The board approves the rating for the CEO and the compensation committee approves the ratings for all other NEOs. The CEO establishes annual priorities for each of the NEOs, and the compensation committee approves the annual priorities for the CEO.

Annual Incentive Award

The annual incentive award rewards the achievement of annual corporate and individual performance objectives. Each NEO’s target opportunity for an annual incentive award is a percentage of base salary, which is expressed as a Target Incentive Percentage. Annual incentive awards can vary greatly from year to year based on achievement of the Annual Corporate Performance Measures, the NEO’s Individual Performance Rating, and corporate performance relative to peer companies. In establishing the target incentive compensation opportunity for the NEOs referenced on page 37, our compensation committee and the board consider a number of factors, including the NEO’s level of responsibility, duration with the company and in a specific role, and other factors related to the scope of the NEO’s responsibilities.

Following board approval of the corporate annual operating plan at the beginning of fiscal 2016, the compensation committee approved the performance goals associated with the range of potential annual incentive award payouts using a robust methodology based on competitive practice, probability of achievement, affordability, and expected relative performance versus our performance peer group. Annual incentive awards range from 0 percent to 200 percent, with a 100 percent award for on target performance.

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While the target for each of these measures called for growth versus prior year results, the target for organic net sales growth reflected continued top-line challenges in the consumer packaged food industry. The targets for the remaining measures reflected the company’s continued focus on improving profitability through initiatives to drive cost savings and improve organizational effectiveness.

The company showed improvement on each Annual Corporate Performance Measure in fiscal 2016. While the company’s organic net sales returned to growth, that growth did not meet target. However, in terms of total segment operating profit growth, adjusted diluted earnings per share growth and adjusted return on average total capital improvement, performance exceeded the corporate annual operating plan and the guidance we provided to investors at the beginning of the fiscal year. The compensation committee reviewed actual corporate performance versus annual performance goals, as well actual corporate performance relative to our peer companies, prior to approving the annual incentive award calculation. In its assessment, the compensation committee determined that no corporate performance modifier was necessary as peer performance was as expected when goals for each of the four Annual Corporate Performance Measures were approved. The following table summarizes our corporate performance against the Annual Corporate Performance Measures.

FISCAL 2016 PERFORMANCE AGAINST ANNUAL PERFORMANCE GOALS

Annual Corporate Performance Measure and Weighting	Target	Fiscal 2016 Incentive Performance(1)	Fiscal 2016 Performance Ratings
Organic Net Sales Growth (25%)	1.0%	0.2%	90%
Total Segment Operating Profit Growth (25%)	2.7%	3.5%	111%
Adjusted Diluted Earnings Per Share Growth (25%)	4.9%	7.4%	136%
Adjusted Return on Average Total Capital Improvement (25%)	+14bps	+47bps	147%
Annual Incentive Award Payout Percentage for Corporate Performance Achievement			121%

(1)	Incentive performance is measured on a comparable basis and excludes the impact of changes in foreign currency exchange rates and acquisitions and divestitures completed during fiscal 2016, as these items were not included in the annual operating plan or the performance targets approved by the board of directors and compensation committee at the beginning of the year. Organic net sales growth also excludes the impact of a 53rd week in fiscal 2015.

The annual incentive award is subject to the terms of our Executive Incentive Plan and calculated according to the formula below for all NEOs.

(1)	The Corporate Performance Modifier is a mechanism for the compensation committee to ensure annual performance is also assessed relative to peer company performance.

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CEO Annual Incentive Award The annual incentive award granted to our CEO for fiscal 2016 performance is calculated below:

Long-term Incentive

The long-term incentive program rewards delivery of long-term shareholder value, and is designed to retain key talent. A significant portion of a NEO’s pay opportunity is provided through these awards, which consist of a balance of PSUs, stock options and RSUs. All awards are granted under the 2011 Stock Compensation Plan. All awards granted in fiscal 2016 have a four-year cliff vesting period from the grant date and are subject to our clawback policy. PSUs and RSUs earn dividend equivalents equal to regular dividends paid on our common stock, which are distributed only to the extent the underlying units vest.

Performance Share Units

PSUs are earned based on our future achievement of three-year corporate performance goals. Payouts can vary from zero to 150 percent of the target number of PSUs, based on results against the goals, a 25 percent payout representing threshold performance, a 100 percent payout representing target performance, and a 150 percent payout representing maximum performance. PSUs are designed to focus executives on equally weighted top-line and bottom-line operating metrics that drive shareholder value: average organic net sales growth and cumulative free cash flow, which is cash from operating activities less capital expenditures. As PSUs were first granted in fiscal 2015, there has not yet been a completion of a three-year performance period for which results may be reported.

Each PSU earned is settled with a share of the company’s common stock one year following the completion of the three-year performance period so that awards remain subject to a four-year cliff vesting period from the grant date.

Stock Options and Restricted Stock Units

Stock options and RSUs are subject to a four-year cliff vesting period from the grant date. The exercise price per share for stock options equals the closing price of our common stock on the NYSE on the grant date. The stock options generally expire 10 years and one month from the grant date.

The long-term incentive is granted according to the formula below for all NEOs.

CEO Long-term Incentive

Our long-term incentive is forward-looking and emphasizes future pay opportunity and retention. The long-term incentive award granted to our CEO at the beginning of fiscal 2016 is summarized below:

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Other Elements of Compensation

Retirement and Health Benefits

We provide competitive retirement security and health benefits. Our executives participate in the same benefit plans made available to U.S.-based salaried employees, including medical benefits, disability and life insurance, Pension Plan and Supplemental Retirement Plan (designed to restore contributions that otherwise would be lost because of limits in the Pension Plan), 401(k) Plan and Supplemental Savings Plan. See page 51 for further details.

Perquisites

We provide our executives with limited perquisites in the form of a company automobile and a limited financial counseling benefit. See Perquisites and Other Personal Benefits on page 46.

Severance

We provide a Separation Pay and Benefits Program to attract and retain executives and to promote orderly succession for key roles. We do not have any employment contracts with our NEOs. See page 55 for further details.

The Compensation Process

Determining Executive Compensation

The compensation committee regularly assesses the effectiveness of the executive compensation program in driving performance, and it uses shareholder feedback, regulatory requirements and external trends to inform its decision making. Any changes are typically approved in June for the new fiscal year. For the CEO, the board reviews and approves the committee’s recommendations.

Each June, the compensation committee approves compensation for the CEO and his direct reports based on performance from the most recently completed fiscal year and establishes goals for the upcoming one- and three-year performance periods. In approving compensation for the most recently completed fiscal year, the committee and the board primarily examine:

•	Corporate performance as measured by our Annual Corporate Performance Measures;

•	Competitive market data prepared by the independent compensation consultant;

•	Each director’s written evaluation of the CEO’s performance against his objectives, which were approved by the committee at the beginning of the fiscal year;

•	The recommendations of the CEO for the other executive officers;

•	Feedback from shareholders and the most recent say-on-pay vote;

•	Tally sheets of cumulative earnings and stock awards to provide context for annual actions.

The process for establishing and tracking performance goals for the upcoming one- and three-year performance periods are discussed in greater detail under Rigorous Corporate Performance Goals on page 38.

Frederic W. Cook & Co., Inc., the committee’s independent compensation consultant, advises the compensation committee on director and executive compensation, but performed no other services for General Mills in fiscal 2016. The compensation committee actively works with the independent compensation consultant to formulate compensation recommendations for our CEO to be brought forth for approval by the entire board. Management makes recommendations to the committee for the other executive officers, and the independent compensation consultant advises the committee on those recommendations.

The compensation committee has sole authority to retain or replace the independent compensation consultant, and the committee annually evaluates the engagement and assesses the consultant’s independence in accordance with the listing standards of the NYSE. Most recently, the committee determined that the engagement did not raise any conflict of interest. In reaching this conclusion, the compensation committee considered factors relevant to the consultant’s independence from management, including the six factors set forth in the NYSE listing standards.

In order to promote independent decision making on executive compensation matters, the compensation committee meets in executive session without management present after each meeting, periodically with the participation of the independent compensation consultant.

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The Industry Peer Group

The compensation committee, with the assistance of management and the independent compensation consultant annually evaluates our executive compensation program against similar programs within the consumer packaged goods industry peer group. The compensation committee also annually conducts a comprehensive industry peer group review, with assistance from the independent compensation consultant. Effective for fiscal 2016, the committee added Dr. Pepper Snapple, J.M. Smucker and Reckitt Benckiser Group plc to the peer group. The Kraft Heinz Company replaced Kraft Foods Group, Inc.

The compensation committee used the following selection criteria in determining our industry peer group:

•	Global, publicly traded consumer packaged goods companies within our sub-industries, as identified by the S&P Global Industry Classification System

•	Comparable scale and complexity of operations, as measured primarily by sales, market capitalization, total assets and total employees

•	Direct competitors for business, capital or industry talent

•	Continuous and transparent disclosure of business results and executive compensation

•	Continuity from year to year

OUR INDUSTRY PEER GROUP
Campbell Soup Co.	Dr. Pepper Snapple Group Inc.	Mondelēz International, Inc.
Clorox Co.	The Hershey Co.	Nestlé SA*
The Coca-Cola Co.	The J. M. Smucker Company	PepsiCo, Inc.
Colgate-Palmolive Co.	Kellogg Co.	The Procter & Gamble Co.
ConAgra Foods, Inc.	Kimberly-Clark Corp.	Reckitt Benckiser Group plc*
Danone Inc.*	The Kraft Heinz Company	Unilever NV*

*	Excluded from compensation comparisons due to lack of publicly available pay information.

How We Use Our Industry Peer Group

•	To assess pay levels and pay mix for executive officers

•	To evaluate total direct compensation for executive officers in comparable positions

•	To gauge relative financial performance and TSR

•	To evaluate annual and long-term incentive structure

•	To review governance and terms of incentive awards, including vesting and clawback provisions

•	To compare benefits, perquisites and severance

•	To review overall share usage and run rate

The compensation committee annually compares General Mills’ compensation under various performance scenarios versus industry peer group practices to ensure that our programs are competitive and that pay is commensurate with performance relative to the industry.

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Key Policies – Supplemental Information

Policies and Practices

The compensation committee continually evaluates our executive compensation policies and practices to ensure that they drive performance and that they are well-governed.

Existing Policies and Practices	What we do:	What we don’t do:
	Significant alignment between pay and	No employment contracts for NEOs
	performance	No officer hedging or pledging of company stock
	PSUs granted to CEO and his direct	No corporate aircraft
	reports, including NEOs	No first class air travel for flights less than 5 hours
	Quantitative corporate performance	No excise tax gross up
	measures	No payment of dividend equivalents on unvested shares or options
Clawback policy
Rigorous stock ownership requirements
Tally sheets reviewed in connection with
compensation decision making
Annual risk assessment of pay programs
Annual say-on-pay vote
Direct engagement with shareholders
Double-trigger change in control vesting
provisions
Fully independent compensation consultant
Executive session after each
compensation committee meeting

Significant Executive Investment in Company Stock

Long-term stock ownership is deeply engrained in our executive culture, and it reflects our executives’ strong commitment to the company’s success. Minimum ownership requirements are ten times salary for the CEO, which is a more aggressive requirement compared to our industry peer group, five times salary for EVPs and SVPs, and three times salary for all other corporate officers. In fact, the CEO holds company stock worth 35 times his base salary, and the other NEOs hold company stock worth, on average, 18 times their base salaries. Executives must hold 50 percent of net, after-tax shares that they receive pursuant to stock awards until they meet the ownership requirements. Stock ownership includes direct and indirect ownership, deferred stock units, unvested RSUs, and stock held in the 401(k) Plan.

STOCK OWNERSHIP FOR ACTIVE NAMED EXECUTIVE OFFICERS

Name	Required Base Salary Multiple	Shares Owned	Actual Base Salary Multiple
K. J. Powell Chairman and CEO	10x	590,378	35x
D. L. Mulligan EVP, CFO	5x	231,014	23x
C. D. O’Leary EVP, COO, International	5x	240,660	24x
J. L. Harmening President, COO	5x	114,960	13x
J. R. Church EVP, Supply Chain	5x	100,799	13x

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Robust Clawback Policy

In the event the company is required to restate financial results due to fraud, intentional misconduct, gross negligence or otherwise, the compensation committee may adjust the future compensation, cancel outstanding stock or performance-based awards, or seek recoupment of previous awards from company officers whose conduct contributed significantly to such financial restatement. Also, the compensation committee may take these actions where it reasonably believes the company’s Employee Code of Conduct or the terms of a separation agreement have been violated.

Restrictions on Hedging or Pledging Company Stock

Executive officers and directors of the company are not permitted to use options, contracts or other arrangements to hedge their holdings of company stock. They are also prohibited from pledging company stock as security for loans.

Compensation that is Tax Deductible by the Company

The Executive Incentive Plan and the 2011 Stock Compensation Plan have been structured so that incentive awards can typically qualify as performance-based compensation, which is tax-deductible by the company under Section 162(m) of the Internal Revenue Code. However, the compensation committee reserves the right to grant awards that are not subject to performance vesting and that are not fully tax-deductible when the committee deems it is in the best interest of the company.

Compensation Committee Report

The compensation committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussions, the compensation committee recommended to the board that the Compensation Discussion and Analysis be included in this Proxy Statement and in our Annual Report on Form 10-K for the fiscal year ended May 29, 2016.

SUBMITTED BY THE COMPENSATION COMMITTEE

Bradbury H. Anderson, Chair
David M. Cordani
Maria G. Henry
Steve Odland
Michael D. Rose
Jorge A. Uribe

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The following tables and accompanying narrative should be read in conjunction with the Compensation Discussion and Analysis. They present compensation for our CEO and CFO and each of the other three most highly-compensated executive officers active at the end of fiscal 2016.

Summary Compensation Table

					Non-Equity	Change in
			Stock	Option	Incentive Plan	Pension	All Other
Name and		Salary	Awards(1)	Awards(2)	Compensation(3)	Value(4)	Compensation(5)	Total
Principal Position	Year	($)	($)	($)	($)	($)	($)	($)
Kendall J. Powell	2016	1,206,500	3,423,719	1,796,295	2,258,568	2,124,905	187,903	10,997,890
Chairman and CEO	2015	1,200,650	3,416,985	1,858,710	1,681,054	5,124,882	147,780	13,430,061
	2014	1,165,717	3,537,659	1,778,404	1,655,132	3,273,596	193,976	11,604,484
Donal L. Mulligan	2016	712,300	870,375	419,044	904,621	927,619	97,792	3,931,751
EVP, CFO	2015	673,017	1,564,066	433,604	669,840	1,281,765	85,288	4,707,580
	2014	653,417	1,066,788	491,270	654,880	752,857	78,322	3,697,534
Christopher D. O’Leary	2016	712,300	871,601	419,044	833,391	972,781	97,492	3,906,609
EVP, COO, International	2015	673,017	1,815,220	433,604	674,524	1,391,320	83,302	5,070,987
	2014	653,417	1,063,067	491,270	659,428	781,576	88,898	3,737,656
Jeffrey L. Harmening	2016	650,000	844,800	419,044	760,500	822,309	78,873	3,575,526
President, COO	2015	577,500	741,973	433,604	570,755	589,008	42,322	2,955,162
John R. Church	2016	559,100	521,146	251,423	568,046	738,290	69,955	2,707,960
EVP, Supply Chain	2015	513,583	479,165	257,898	397,274	974,814	49,451	2,672,185

Footnotes to the Summary Compensation Table:

(1)	2016 amounts reported for stock awards represent the aggregate grant date fair value of RSUs and PSUs awarded to the NEOs in fiscal 2016. RSUs awarded to the NEOs have four-year cliff vesting, and PSUs awarded to the NEOs have a three-year performance period (fiscal 2016-2018) and an additional fourth year of vesting. Grant date fair value is calculated in accordance with FASB ASC Topic 718. The grant date fair value of each stock award equals the closing price of our common stock on the NYSE on the grant date ($55.72 for RSUs and $56.96 for PSUs in fiscal 2016, $53.70 for RSUs and $53.70 for PSUs in fiscal 2015, and $48.33 for RSUs in fiscal 2014). The values shown have not been adjusted to reflect that these units are subject to forfeiture. The PSU value assumes target performance over the performance period, and is consistent with the estimate of aggregate compensation cost to be recognized over the performance period determined as of the grant date under FASB ASC Topic 718, excluding the effect of estimated forfeitures. The value of the stock awards granted at the beginning of fiscal 2016 reflects a 14 percent reduction from target pay opportunities based on fiscal 2015 performance.

The following table reflects the value at grant date of the 2016 PSU awards at minimum, threshold, target, and maximum performance levels

VALUE OF 2016 PERFORMANCE SHARE UNITS

Name	At Minimum 0% ($)	At Threshold 25% ($)	At Target 100% ($)	At Maximum 150% ($)
K. J. Powell	0	401,882	1,607,526	2,411,289
D. L. Mulligan	0	93,756	375,025	562,537
C. D. O’Leary	0	93,756	375,025	562,537
J. L. Harmening	0	93,756	375,025	562,537
J. R. Church	0	56,277	225,106	337,659

(2)	2016 amounts reported for option awards represent the grant date fair value of options awarded to the NEOs in fiscal 2016. Stock options awarded to the NEOs in fiscal 2016 have four-year cliff vesting. The grant date fair value of options calculated in accordance with FASB ASC Topic 718 equals $7.24 per share (fiscal 2016), $7.22 per share (fiscal 2015) and $6.03 per share (fiscal 2014), based on our Black-Scholes option pricing model. The following assumptions were used in the fiscal 2016 calculation: expected term of 8.5 years; dividend yield of 3.16 percent annually; dividend growth rate of 7.00 percent annually; a risk-free interest rate of 2.38 percent; and expected price volatility of 17.63 percent. Fiscal 2015 and 2014 assumptions are listed in our proxy statements for those years. The values shown have not been adjusted to reflect that these options are subject to forfeiture. The value of the stock options granted at the beginning of fiscal 2016 reflects a 14 percent reduction from target pay opportunities based on fiscal 2015 performance.

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(3)	As described in the “Annual Incentive Award” section of the Compensation Discussion and Analysis on pages 38 – 40, the amounts reported reflect annual incentive awards earned for performance under the Executive Incentive Plan for fiscal 2016.

(4)	Includes the annual increase in the actuarial present value of accumulated benefits under our Pension Plan and Supplemental Retirement Plan.

There have been no enhanced pension benefits delivered to our NEOs via a change in plan design over the last three fiscal years. Reasons for the increases relate to additional service, aging and increases in “Final Average Earnings” as defined in the Pension Benefits section.

(5)	All Other Compensation for fiscal 2016 includes the following amounts:

	Contributions	Perquisites and
	to Retirement	Other Personal
	Savings Plans(6)	Benefits(7)	Total
Name	($)	($)	($)
K. J. Powell	167,725	20,178	187,903
D. L. Mulligan	76,140	21,652	97,792
C. D. O’Leary	76,343	21,149	97,492
J. L. Harmening	59,747	19,126	78,873
J. R. Church	49,510	20,445	69,955

(6)	Includes the company’s fixed and variable contributions during fiscal 2016 to the 401(k) Plan, the Supplemental Savings Plan and the Deferred Compensation Plan. Contributions to the Deferred Compensation Plan are made as if these amounts had been contributed to the 401(k) Plan and the Supplemental Savings Plan. For more information on the terms of the contributions, see Other Retirement Savings Plans.

CONTRIBUTIONS TO RETIREMENT SAVINGS PLANS

	Matching Contributions to	Matching Contributions	Contributions to
	Deferred Compensation	to 401(k) Plan	Supplemental Savings Plan	Total
Name	($)	($)	($)	($)
K. J. Powell	19,002	11,925	136,798	167,725
D. L. Mulligan	42,997	12,437	20,706	76,140
C. D. O’Leary	39,974	11,925	24,444	76,343
J. L. Harmening	—	11,925	47,822	59,747
J. R. Church	—	12,594	36,916	49,510

(7)	Includes the following perquisites and other personal benefits for fiscal 2016:

PERQUISITES AND OTHER PERSONAL BENEFITS

	Personal Use of	Financial
	Executive Car(8)	Counseling	Total
Name	($)	($)	($)
K. J. Powell	20,178	—	20,178
D. L. Mulligan	14,850	6,802	21,652
C. D. O’Leary	13,149	8,000	21,149
J. L. Harmening	13,126	6,000	19,126
J. R. Church	13,665	6,780	20,445

(8)	Includes the annual taxable value of the vehicle according to Internal Revenue Service regulations plus the applicable Internal Revenue Service rate per mile to cover fuel and maintenance charges.

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Grants of Plan-Based Awards for Fiscal 2016

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards:	All Other Option Awards:	Exercise	Grant Date Fair
Name	Grant Date	Award Type	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Number of Shares of Stock or Units (#)	Number of Securities Underlying Options (#)	or Base Price of Option Awards ($/Sh)	Value of Stock and Option Awards ($)
K. J. Powell	—	Cash(1)	482,600	1,930,400	3,860,800	—	—	—	—	—	—	—
	6/30/2015(2)	RSU	—	—	—	—	—	—	32,595	—	—	1,816,193
	8/27/2015(3)	PSU	—	—	—	7,056	28,222	42,333	—	—	—	1,607,526
	6/30/2015(4)	Options	—	—	—	—	—	—	—	248,107	55.72	1,796,295
D. L.	—	Cash(1)	178,075	712,300	1,424,600	—	—	—	—	—	—	—
Mulligan	6/30/2015(2)	RSU	—	—	—	—	—	—	8,890	—	—	495,350
	8/27/2015(3)	PSU	—	—	—	1,646	6,584	9,876	—	—	—	375,025
	6/30/2015(4)	Options	—	—	—	—	—	—	—	57,879	55.72	419,044
C. D.	—	Cash(1)	178,075	712,300	1,424,600	—	—	—	—	—	—	—
O’Leary	6/30/2015(2)	RSU	—	—	—	—	—	—	8,912	—	—	496,576
	8/27/2015(3)	PSU	—	—	—	1,646	6,584	9,876	—	—	—	375,025
	6/30/2015(4)	Options	—	—	—	—	—	—	—	57,879	55.72	419,044
J. H.	—	Cash(1)	162,500	650,000	1,300,000	—	—	—	—	—	—	—
Harmening	6/30/2015(2)	RSU	—	—	—	—	—	—	8,431	—	—	469,775
	8/27/2015(3)	PSU	—	—	—	1,646	6,584	9,876	—	—	—	375,025
	6/30/2015(4)	Options	—	—	—	—	—	—	—	57,879	55.72	419,044
J. R. Church	—	Cash(1)	111,820	447,280	894,560	—	—	—	—	—	—	—
	6/30/2015(2)	RSU	—	—	—	—	—	—	5,313	—	—	296,041
	8/27/2015(3)	PSU	—	—	—	988	3,952	5,928	—	—	—	225,106
	6/30/2015(4)	Options	—	—	—	—	—	—	—	34,727	55.72	251,423

(1)	Annual Incentive Awards for Fiscal 2016 Performance: Cash. Includes the potential range of 2016 annual incentive awards as described in the Compensation Discussion and Analysis. The actual amount earned for fiscal 2016 performance is reported under the “Non-Equity Incentive Plan Compensation” column in the Summary Compensation Table.

(2)	Long-Term Incentive Awards: Restricted Stock Units. Includes RSUs granted in fiscal 2016 under the 2011 Stock Compensation Plan.

(3)	Long-Term Incentive Awards: Performance Share Units. Includes PSUs that will be paid out based on a fiscal 2016-2018 performance period and an additional fourth year of vesting under the 2011 Stock Compensation Plan as described in the Compensation Discussion & Analysis.

(4)	Long-Term Incentive Awards: Options. Includes options granted in fiscal 2016 under the 2011 Stock Compensation Plan.

Information on the terms of these awards are described under “Elements of Total Direct Compensation” in the Compensation Discussion and Analysis. See Potential Payments Upon Termination or Change in Control for a discussion of how equity awards are treated under various termination scenarios.

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The following table summarizes the outstanding equity awards as of May 29, 2016 for each of the NEOs.

Outstanding Equity Awards at 2016 Fiscal Year End

		Option Awards				Stock Awards
									Equity
								Equity	Incentive
								Incentive	Plan Awards:
								Plan Awards:	Market or
						Number	Market	Number of	Payout Value
						of Shares	Value of	Unearned	of Unearned
						or Units	Shares or	Shares, Units	Shares, Units
		Number of Securities				of Stock	Units of	or Other	or Other
		Underlying Unexercised Options		Option		That	Stock That	Rights That	Rights That
		(#)		Exercise	Option	Have Not	Have Not	Have Not	Have Not
	Vesting			Price	Expiration	Vested	Vested(2)	Vested(3)	Vested(2)
Name	Date(1)	Exercisable	Unexercisable	($)	Date	(#)	($)	(#)	($)
K. J. Powell	6/26/2016	—	—	—	—	64,050	4,026,824	—	—
	6/26/2016	—	—	—	—	11,602	729,418	—	—
	6/25/2017	—	—	—	—	58,986	3,708,450	—	—
	6/25/2017	—	—	—	—	14,212	893,508	—	—
	6/24/2018	—	—	—	—	25,744	1,618,525	—	—
	6/24/2018	—	—	—	—	7,953	500,005	—	—
	6/24/2018	—	—	—	—	—	—	29,934	1,881,951
	6/30/2019	—	—	—	—	32,595	2,049,248	—	—
	6/30/2019	—	—	—	—	—	—	28,222	1,774,317
	6/26/2010	156,250	—	25.63	7/26/2016	—	—	—	—
	6/25/2011	325,000	—	29.40	7/25/2017	—	—	—	—
	6/23/2012	483,788	—	31.70	7/23/2018	—	—	—	—
	6/29/2013	536,612	—	27.92	7/29/2019	—	—	—	—
	6/28/2014	457,340	—	37.40	7/28/2020	—	—	—	—
	6/28/2015	357,525	—	37.21	7/28/2021	—	—	—	—
	6/26/2016	—	320,249	38.15	7/26/2022	—	—	—	—
	6/25/2017	—	294,926	48.33	7/25/2023	—	—	—	—
	6/24/2018	—	257,439	53.70	7/24/2024	—	—	—	—
	6/30/2019	—	248,107	55.72	7/31/2025	—	—	—	—
D. L. Mulligan	6/26/2016	—	—	—	—	17,694	1,112,422	—	—
	6/26/2016	—	—	—	—	4,433	278,703	—	—
	6/25/2017	—	—	—	—	16,295	1,024,467	—	—
	6/25/2017	—	—	—	—	5,778	363,263	—	—
	6/24/2019*	—	—	—	—	13,967	878,105	—	—
	6/24/2018	—	—	—	—	12,012	755,194	—	—
	6/24/2018	—	—	—	—	3,147	197,852	—	—
	6/30/2019	—	—	—	—	8,890	558,915	—	—
	6/30/2019	—	—	—	—	—	—	6,584	413,936
	6/23/2012	108,840	—	31.70	7/23/2018	—	—	—	—
	6/29/2013	120,722	—	27.92	7/29/2019	—	—	—	—
	6/28/2014	126,337	—	37.40	7/28/2020	—	—	—	—
	6/28/2015	98,764	—	37.21	7/28/2021	—	—	—	—
	6/26/2016	—	88,467	38.15	7/26/2022	—	—	—	—
	6/25/2017	—	81,471	48.33	7/25/2023	—	—	—	—
	6/24/2018	—	60,056	53.70	7/24/2024	—	—	—	—
	6/30/2019	—	57,879	55.72	7/31/2025	—	—	—	—

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		Option Awards				Stock Awards
									Equity
								Equity	Incentive
								Incentive	Plan Awards:
								Plan Awards:	Market or
						Number	Market	Number of	Payout Value
						of Shares	Value of	Unearned	of Unearned
						or Units	Shares or	Shares, Units	Shares, Units
		Number of Securities				of Stock	Units of	or Other	or Other
		Underlying Unexercised Options		Options		That	Stock That	Rights That	Rights That
		(#)		Exercise	Option	Have Not	Have Not	Have Not	Have Not
	Vesting			Price	Expiration	Vested	Vested(2)	Vested(3)	Vested(2)
Name	Date(1)	Exercisable	Unexercisable	($)	Date	(#)	($)	(#)	($)
C. D. O’Leary	6/26/2016	—	—	—	—	17,694	1,112,422	—	—
	6/26/2016	—	—	—	—	4,523	284,361	—	—
	6/25/2017	—	—	—	—	16,295	1,024,467	—	—
	6/25/2017	—	—	—	—	5,701	358,422	—	—
	6/24/2019*	—	—	—	—	18,622	1,170,765	—	—
	6/24/2018	—	—	—	—	12,012	755,194	—	—
	6/24/2018	—	—	—	—	3,169	199,235	—	—
	6/30/2019	—	—	—	—	8,912	560,298	—	—
	6/30/2019	—	—	—	—	—	—	6,584	413,936
	6/25/2011	195,000	—	29.40	7/25/2017	—	—	—	—
	6/23/2012	126,976	—	31.70	7/23/2018	—	—	—	—
	6/29/2013	140,840	—	27.92	7/29/2019	—	—	—	—
	6/28/2014	126,337	—	37.40	7/28/2020	—	—	—	—
	6/28/2015	98,764	—	37.21	7/28/2021	—	—	—	—
	6/26/2016	—	88,467	38.15	7/26/2022	—	—	—	—
	6/25/2017	—	81,471	48.33	7/25/2023	—	—	—	—
	6/24/2018	—	60,056	53.70	7/24/2024	—	—	—	—
	6/30/2019	—	57,879	55.72	7/31/2025	—	—	—	—
J. L. Harmening	6/26/2016	—	—	—	—	9,462	594,876	—	—
	6/26/2016	—	—	—	—	1,997	125,551	—	—
	7/16/2017*	—	—	—	—	15,000	943,050	—	—
	6/25/2017	—	—	—	—	7,580	476,555	—	—
	6/25/2017	—	—	—	—	1,013	63,687	—	—
	6/24/2018	—	—	—	—	12,012	755,194	—	—
	6/24/2018	—	—	—	—	1,805	113,480	—	—
	6/30/2019	—	—	—	—	8,760	550,742	—	—
	6/30/2019	—	—	—	—	—		6,584	413,936
	6/25/2011	33,150	—	29.40	7/25/2017	—		—	—
	6/23/2012	55,260	—	31.70	7/23/2018	—		—	—
	6/29/2013	61,294	—	27.92	7/29/2019	—		—	—
	6/28/2014	45,397	—	37.40	7/28/2020	—		—	—
	6/28/2015	44,147	—	37.21	7/28/2021	—		—	—
	6/26/2016	—	47,306	38.15	7/26/2022	—		—	—
	6/25/2017	—	37,895	48.33	7/25/2023	—		—	—
	6/24/2018	—	60,056	53.70	7/24/2024	—		—	—
	6/30/2019	—	57,879	55.72	7/31/2025	—

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		Option Awards				Stock Awards
									Equity
								Equity	Incentive
								Incentive	Plan Awards:
								Plan Awards:	Market or
						Number	Market	Number of	Payout Value
						of Shares	Value of	Unearned	of Unearned
						or Units	Shares or	Shares, Units	Shares, Units
		Number of Securities				of Stock	Units of	or Other	or Other
		Underlying Unexercised Options		Option		That	Stock That	Rights That	Rights That
		(#)		Exercise	Option	Have Not	Have Not	Have Not	Have Not
	Vesting			Price	Expiration	Vested	Vested(2)	Vested(3)	Vested(2)
Name	Date(1)	Exercisable	Unexercisable	($)	Date	(#)	($)	(#)	($)
J. R. Church	6/26/2016	—	—	—	—	9,462	594,876	—	—
	6/26/2016	—	—	—	—	2,171	136,491	—	—
	6/25/2017	—	—	—	—	8,714	547,849	—	—
	6/25/2017	—	—	—	—	2,737	172,075	—	—
	6/24/2018	—	—	—	—	7,144	449,143	—	—
	6/24/2018	—	—	—	—	1,779	111,846	—	—
	6/30/2019	—	—	—	—	5,313	334,029	—	—
	6/30/2019	—	—	—	—	—	—	3,952	248,462
	6/28/2014	67,557	—	37.40	7/28/2020	—	—	—	—
	6/28/2015	52,812	—	37.21	7/28/2021	—	—	—	—
	6/26/2016	—	47,306	38.15	7/26/2022	—	—	—	—
	6/25/2017	—	43,565	48.33	7/25/2023	—	—	—	—
	6/24/2018	—	35,720	53.70	7/24/2024	—	—	—	—
	6/30/2019	—	34,727	55.72	7/31/2025	—	—	—	—

(1)	Options and RSUs vest 100 percent four years after the grant date, except that the asterisked awards (*) vest 100 percent five years after the grant date, subject to a three-year minimum active service requirement. PSUs vest four years after the grant date, to the extent they are earned based on a three-year performance period.

(2)	Market value of unvested RSUs and PSUs equals the closing price of our common stock on the NYSE at fiscal year-end ($62.87) multiplied by the number of units.

(3)	Includes PSUs for the fiscal 2015-2017 performance period and fiscal 2016-2018 performance period for Mr. Powell and PSUs for the fiscal 2016-2018 performance period for the other NEOs. All PSUs are valued at the target award level.

The following table summarizes the option awards exercised and RSUs vested during fiscal 2016 for each of the NEOs.

Option Exercises and Stock Vested for Fiscal 2016

	Option Awards		Stock Awards
	Number of Shares	Value Realized	Number of Shares	Value Realized
	Acquired on Exercise	on Exercise(1)	Acquired on Vesting	on Vesting(2)
Name	(#)	($)	(#)	($)
K. J. Powell	156,250	5,540,625	89,445	5,109,288
D. L. Mulligan	62,400	2,204,280	29,242	1,681,931
C. D. O’Leary	187,500	5,985,000	29,239	1,681,760
J. L. Harmening	—	—	15,346	912,272
J. R. Church	76,248	2,854,725	17,451	1,010,669

(1)	Value realized equals the closing price of our common stock on the NYSE at exercise, less the exercise price, multiplied by the number of shares exercised.

(2)	Value realized equals the closing price of our common stock on the NYSE on the vesting date multiplied by the number of shares vested.

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Pension Benefits

The company maintains two defined benefit pension plans that include NEOs:

•	The General Mills Pension Plan (“Pension Plan”) is a tax-qualified plan available generally to non-union employees in the United States that provides benefits based on a formula that yields an annual amount payable over the participant’s life.

•	The Supplemental Retirement Plan of General Mills, Inc. (“Supplemental Retirement Plan”) provides benefits based on the Pension Plan formula in excess of the Internal Revenue Code limits placed on annual benefit amounts and annual compensation under the Pension Plan. The Supplemental Retirement Plan also provides benefits based on the Pension Plan formula that is attributable to deferred compensation.

The following table shows present value of accumulated benefits that NEOs are entitled to under the Pension Plan and Supplemental Retirement Plan.

Name	Plan Name	Number of Years Credited Service(1) (#)	Present Value of Accumulated Benefit(2) ($)	Payments During Last Fiscal Year(3) ($)
K. J. Powell(4)	Pension Plan	36.7823	1,764,694	—
	Supplemental Retirement Plan	36.7823	27,591,642	—
D. L. Mulligan(4)	Pension Plan	17.7500	809,486	—
	Supplemental Retirement Plan	17.7500	4,899,266	—
C. D. O’Leary(4)	Pension Plan	18.5000	897,614	—
	Supplemental Retirement Plan	18.5000	5,511,770	—
J. L. Harmening(5)	Pension Plan	21.8710	785,383	—
	Supplemental Retirement Plan	21.8710	2,252,672	—
J. R. Church(5)	Pension Plan	27.8334	1,018,995	—
	Supplemental Retirement Plan	27.8334	3,417,370	—

(1)	Number of years of credited service equals number of years of actual service.
(2)	Actuarial present value is based on assumptions and methods used to calculate the benefit obligation under standards established by the Financial Accounting Standards Board, including:
	•	Discount rate equal to a weighted average of 4.21 percent as of the end of fiscal 2016;
	•	Mortality rates based on the RP2014 Mortality Table with White Collar adjustment and MP2015 generational projection;
	•	Single life annuity payments;
	•	Age 62 (unreduced benefit retirement age), discounted to current age; and
	•	No pre-retirement decrements or future increases in pay, service or legislated limits.
(3)	In accordance with Section 409A of the Internal Revenue Code, “key employees,” including the NEOs, must wait six months from their termination date to begin payment of any Supplemental Retirement Plan benefit accrued after December 31, 2004 and to receive a distribution of their Supplemental Savings Plan account.
(4)	NEO is eligible for early retirement under both the Pension Plan and the Supplemental Retirement Plan.
(5)	NEO is not eligible for early retirement but currently qualifies for enhanced early retirement reductions under the “Rule of 70,” as described in this section, under both the Pension Plan and the Supplemental Retirement Plan.

The Pension Plan and Supplemental Retirement Plan formulas provide an annual benefit amount equal to 50 percent of Final Average Earnings less 50 percent of the Social Security benefit, prorated for benefit service of less than 30 years, as discussed in this section. Final Average Earnings are the greater of (a) average of the highest five full calendar years of compensation recognized under the Plans, and (b) amount in (a) increased by compensation in the partial year of termination and decreased by the same ratio of compensation for lowest year in average. The Supplemental Retirement Plan formula replaces (b) with the final 60 months of compensation. Final Average Earnings generally approximate the salary and non-equity incentive plan compensation reported in the Summary Compensation Table.

Early retirement benefits are available after attaining age 55 and five years of eligibility service. The Final Average Earnings portion of the benefit calculation is reduced by 2 percent per year for the first three years and by 4 percent per year for each year thereafter by which commencement precedes age 62. The Social Security offset portion of the benefit calculation is reduced by 5/9 of a percent for

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each of the first 36 months by which commencement precedes age 65. In addition, a temporary early retirement supplement equal to the reduced social security benefit is payable to age 62. This social security supplement is not available to those hired after January 1, 2005 or to those under the age of 50 as of June 1, 2012.

Employees that terminate prior to early retirement eligibility and whose age plus years of eligibility service is greater than or equal to 70 at termination (“Rule of 70”), can commence retirement benefits as early as age 55 with early commencement reductions that are somewhat less favorable than those eligible for early retirement. Other terminations that occur prior to early retirement or Rule of 70 eligibility are eligible to commence benefits as early as age 55 with reductions that are closer to actuarial equivalence.

The Supplemental Retirement Plan provides additional supplemental pension benefits to involuntarily terminated participants in the Executive Incentive Plan if the sum of their current age and years of service equals or exceeds 75 and they are not retirement eligible. They receive a supplemental retirement benefit equal to the difference between their vested deferred pension benefit and a benefit determined under the early retirement provisions of the Pension Plan.

All distributions under the Pension Plan and Supplemental Retirement Plan are payable in cash. There are no provisions in either Plan that allow for additional years of service above the service actually earned by a participant.

The normal form of payment under the Pension Plan for unmarried participants is a “Single Life Pension,” which provides for monthly payments for the participant’s lifetime, and for married participants, a “Joint and 50 percent to Survivor Pension,” which provide for monthly payments for the participant’s lifetime and, after the participant’s death, to the participant’s designated joint pensioner for his or her lifetime in 50 percent of the amount. Additional forms of payment are a “Joint and 75 percent to Survivor Pension” and a “Joint and 100% to Survivor Pension,” which provide for monthly payments for the participant’s lifetime and, after the participant’s death, to the participant’s designated joint pensioner for his or her lifetime in 75 percent or 100 percent of the same amount, respectively, and a “Life Annuity with Ten Year Certain,” which provides for a pension payable for the participant’s lifetime, provided that if the participant dies before 120 monthly pension payments have been made, monthly payments will continue to the participant’s beneficiary until a total of 120 payments have been made.

The normal form of payment under the Supplemental Retirement Plan for unmarried participants is a “Single Life Pension,” and for married participants, a “Joint and 100% to Survivor Pension.” A “Joint and 50% to Survivor Pension” is also available.

Other Retirement Savings Plans

In addition to the Pension Plan and Supplemental Retirement Plan (both defined benefit plans), the company also offers the General Mills 401(k) Plan (401(k) Plan), a qualified plan available generally to employees in the United States, and the Supplemental Savings Plan of General Mills, Inc. (“Supplemental Savings Plan”), a non-qualified plan. The 401(k) Plan provides for participant contributions, together with a company match. For the NEOs and other U.S. salaried employees hired before June 1, 2013, participant contributions to the 401(k) Plan can be matched up to 6 percent of earnable compensation subject to Internal Revenue Code limits. The company match has fixed and variable components. The fixed match is 50 percent on the first 6 percent of pay. In addition, the company at its discretion may add up to another 50 percent on the first 6 percent of pay after the close of each fiscal year, as an annual variable match. Company contributions that cannot be deposited in the 401(k) Plan due to deferred compensation or federal limitations on contributions to qualified plans are credited to the Supplemental Savings Plan for eligible participants. U.S. salaried employees hired on or after June 1, 2013 receive enhanced retirement benefits through the 401(k) Plan and the Supplemental Savings Plan, instead of participating in the Pension Plan and Supplemental Retirement Plan.

The contributions to the 401(k) Plan and Supplemental Savings Plan for the NEOs for fiscal 2016 are reported in the Summary Compensation Table and reflect 75 percent of the maximum annual contribution available. This contribution was granted to eligible 401(k) Plan participants in light of the company’s fiscal 2016 performance. Distributions from the 401(k) Plan are permitted upon the earlier of termination or age 59.5. Distributions from the Supplemental Savings Plan are made in the calendar year following termination.

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Nonqualified Deferred Compensation

Our Deferred Compensation Plan is a non-qualified plan that provides most of our executives, including the NEOs, with the opportunity to defer up to 50 percent of base salary, 90 percent of annual incentive awards and 100 percent of RSUs. The CEO can defer up to 100 percent of his base salary, less tax withholding.

Participants’ deferred cash accounts earn a daily rate of return that tracks the investment return achieved under participant-selected investment funds, all of which are offered to participants in our 401(k) Plan. Here are the investment funds that were available for the full fiscal year and their rates of return for fiscal 2016: Stable Value Fund (1.4%); Core Bond Fund (3.0%); Diversified U.S. Equity Fund (-1.3%); Growth Equity Fund (-4.5%); S&P 500 Index Fund (1.8%); Small & Midcap Fund (-3.6%); Value Equity Fund (-1.0%); Company Stock Fund (14.9%); International Developed Markets Fund (-8.9%); International Emerging Markets Fund (-13.5%); and Multi-Asset Class Fund (-1.0%).

Participants are able to change their investment mix on a daily basis. RSUs in participants’ deferred stock accounts earn dividend equivalents equal to regular dividends paid on our common stock. These dividend equivalents are credited to the accounts or paid to the participants. Dividend equivalents credited to each account are used to “purchase” additional stock units for the account at a price equal to the closing price of our common stock on the NYSE on the dividend payment date.

We credit deferred accounts with additional stock units, as applicable, equal to the value of the contributions that we would have otherwise made to the participants’ 401(k) Plan and Supplemental Savings Plan accounts if the participants had not deferred compensation.

At the time of the deferral election, participants must also select a distribution date and form of distribution. Participants must start receiving distributions from deferred accounts no later than age 70. Furthermore, in the case of deferred cash, participants may not receive distributions for at least one year following the date on which the cash otherwise would have been paid out. In the case of deferred equity awards, participants may not receive shares of common stock in place of stock units for at least one year following the vesting date of the award. Participants may elect to receive distributions in a single payment or up to ten annual installments.

Name	Executive Contributions in Last FY(1) ($)	Registrant Contributions in Last FY(2) ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions(3) ($)	Aggregate Balance at Last FYE ($)
K. J. Powell	422,275	—	(20,438)	—	2,049,372
D. L. Mulligan	2,080,029	8,442	76,403	44,223	7,707,667
C. D. O’Leary	2,012,844	8,437	381,588	—	5,710,910
J. L. Harmening	312,458	—	152,282	—	2,578,632
J. R. Church	—	—	—	—	—

(1)	Includes contributions that have been disclosed as part of base salary for fiscal 2016 and part of non-equity incentive plan awards for fiscal 2015 in the Summary Compensation Table. Non-equity incentive plan awards reported in the Summary Compensation Table are deferred after fiscal year end and do not appear in this column until the following year.
(2)	All of the company’s fixed contributions for the NEOs are included in their fiscal 2016 compensation in the Summary Compensation Table. The variable contributions reported in the Summary Compensation Table occur after fiscal year end and do not appear in this column until the following year.
(3)	Includes dividends distributed on deferred stock units, in addition to any other withdrawals and distributions.

Potential Payments Upon Termination or Change in Control

Payments and benefits received by the NEOs upon termination are governed by the arrangements described below and quantified at the end of this section. We have estimated the amounts involved assuming that the termination became effective as of the last business day of fiscal 2016. The actual amounts to be paid out can only be determined at the time of the NEO’s departure from the company.

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Pension Plan and Supplemental Retirement Plan

NEOs who are terminated for any reason receive their vested benefits under the Pension Plan and Supplemental Retirement Plan as outlined in the Pension Benefits section.

Deferred Compensation Plan

NEOs who are terminated for any reason receive contributions and accumulated earnings as outlined in the Nonqualified Deferred Compensation section. Amounts are paid in accordance with the distribution date and form of distribution elected by the NEO at time of deferral.

Executive Survivor Income Plan

In the event that an NEO dies, his or her surviving spouse, or dependents if there is no surviving spouse, receive a monthly benefit equal to a percentage of the NEO’s final average earnings under the Pension Plan (1/12 of 25% for spouses or 1/12 of 12.5% divided equally among dependents) less benefits that are payable from the company’s retirement plans. Benefits continue until the spouse’s death or until the dependents no longer satisfy certain eligibility requirements. The benefit valuation at the end of this section assumes the NEO dies at the end of the fiscal year and payments are made to a surviving spouse. No new participants have been accepted into the Executive Survivor Income Plan since September 1, 2000.

Stock Compensation Plans

Unvested equity awards granted to the NEOs are generally treated as follows:

Nature of Termination	RSUs	PSUs	Stock Options
Voluntary	Forfeit	Forfeit	Forfeit
Involuntary for Cause	Forfeit	Forfeit	Forfeit
Involuntary without Cause where Age + Years of Service < 70 years	Fully vest	Vest based on actual performance	Fully vest, exercisable for shorter of remainder of option term or one year
Involuntary without Cause where Age + Years of Service ≥ 70 years	Fully vest	Vest based on actual performance	Normal vesting continues, exercisable for remainder of option term
Retirement — Normal and Early	Fully vest	Within 12 months of grant: pro rata vesting based on actual performance After 12 months: vest based on actual performance	Normal vesting continues, exercisable for remainder of option term
Death	Fully vest	Fully vest based on target performance	Fully vest, exercisable for remainder of option term
Change in Control	Double-trigger vesting	Double-trigger vesting	Subject to double-trigger vesting and then exercisable for shorter of remainder of option term or one year

For double-trigger vesting: (1) the change in control must be consummated and (2) the participant must be involuntarily terminated other than for cause, or must voluntarily terminate with good reason, within two years of the change in control.

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Health Benefits

The NEOs qualify for retiree medical benefits available to the rest of our salaried employees in the United States. If an NEO is involuntarily terminated or terminated in connection with a change in control, he or she can receive medical coverage for up to two years under the Severance Plan described below. This coverage is the same as all other salaried employees would receive if involuntarily terminated.

Executive Separation Pay and Benefits Program

The General Mills Separation Pay and Benefits Program for Officers (“Severance Plan”) establishes the severance payments and benefits for all corporate executives, including the NEOs. The Severance Plan is intended to attract and retain NEOs and to promote orderly succession for key roles, particularly during the critical period surrounding a change in control when they are needed to minimize disruption to the business and to reassure shareholders and other stakeholders. This Plan is in lieu of employment contracts, which we do not have with any NEO.

For the NEOs, the Severance Plan provides a two-year continuation of base salary, average bonus, health benefits, life insurance and outplacement assistance following an involuntary termination other than for cause, death or disability. The Severance Plan also provides for a pro-rated bonus in the year of termination based on actual results for the year. Base salary and bonus continuation payments are made monthly over two years. Medical and dental benefits are maintained by the company for two years.

In the event of a change in control and either (i) an involuntary termination other than for cause, death or disability or (ii) voluntary termination for good reason within two years after a change in control, select senior executives, including each NEO, will receive a lump sum payment equal to two years of base salary and average bonus payable within 30 days of termination, in addition to the other benefits described above. Average bonus includes bonus paid for each of the last three full fiscal years, or for such lesser number of years of employment.

Executives who are eligible for change in control payments will not receive excise tax gross-ups on those payments to the extent they are subject to excise taxes under Internal Revenue Code Section 4999. Instead, change in control payments will be subject to a “net best” provision, whereby the NEOs will receive either the original amount of the payment or a reduced amount, depending on which will provide them a greater after-tax benefit.

As a condition of receiving benefits under the Severance Plan, the NEOs are required to sign a separation agreement containing a general release and confidentiality, cooperation with litigation, non-disparagement, non-competition and non-solicitation provisions.

For the purposes of the Severance Plan, “change in control” includes:

•	Certain acquisitions of 20 percent or more of the voting power of securities entitled to vote in the election of directors;
•	Changes in a majority of the incumbent directors (incumbent directors include directors approved by a majority of the incumbents);
•	Certain reorganizations, mergers, asset sales or other transactions that result in existing shareholders owning less than 60 percent of the company’s outstanding voting securities; or
•	A complete liquidation of the company.

“Cause” includes:

•	Conviction of, or plea of guilty or no contest with respect to, a felony;
•	Improper disclosure of proprietary information or trade secrets of the company and its affiliates;
•	Willful failure to perform, or negligent performance of, employment duties;
•	Falsification of any records or documents of the company and its affiliates;
•	Willful misconduct, misappropriation, breach of fiduciary duty, fraud, or embezzlement with regard to the company and its affiliates;
•	Violation of any employment rules, policies or procedures of the company and its affiliates; or
•	Intentional or gross misconduct that injures the business or reputation of the company and its affiliates.

“Good reason” includes:

•	Material diminishment of the executive’s position, authority, duties or responsibilities;
•	Decrease in base salary, annual bonus or long-term incentive opportunity;
•	Certain required relocations; or
•	Failure to bind successors to the Severance Plan.

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Payments and Benefits as of the Last Business Day of Fiscal 2016

The payments and benefits for the NEOs under each termination scenario are outlined below. Perquisites and other personal benefits are valued on the basis of their aggregate incremental cost to the company.

TERMINATION AND CHANGE IN CONTROL PAYMENTS AND BENEFITS

Benefit or Payment	Retirement	Involuntary Not For Cause Termination	Death	Change in Control
Prorated Bonus	Yes	Yes	Yes	Yes
Accrued Vacation Pay	Yes	Yes	Yes	Yes
Deferred Compensation Plan Contributions and Earnings	Yes	Yes	Yes	Yes
Vested Benefits in the Pension Plan and Supplemental Retirement Plan(1)	Yes	Yes	Yes	Yes
Vesting of Unvested RSUs(2)	Immediate	Immediate	Immediate	Double Trigger
Vesting of Unvested PSUs(3)	Performance Period + One Year	Performance Period + One Year	Immediate	Double Trigger
Vesting of Unvested Stock Options(4)	Continued	Rule of 70	Immediate	Double Trigger
Medical and Life Insurance Benefits(5)	General Plan	Continued 2 yrs	No	Continued 2 yrs
Spouse/Dependent Medical Benefits(5)	General Plan	Continued 2 yrs	No	Continued 2 yrs
Pay Continuance	No	2 Years’ Salary & Bonus	No	2 Years’ Salary & Bonus
Additional Pension Benefit(6)	No	Rule of 75/Age 55+	No	Rule of 75/Age 55+
Outplacement Assistance	No	Yes	No	Yes
Financial Counseling(7)	Yes	No	Yes	No
Company Car Purchase Option	Yes	Yes	No	No
Executive Survivor Income Plan(8)	No	No	Yes	No
Office Space and Administrative Assistant	CEO Only	No	No	No

(1)	Messrs Powell, Mulligan and O’Leary were eligible for early retirement as of the last business day of fiscal 2016.
(2)	For vesting of unvested RSUs, the values included in the table at the end of this section are based on the number of RSUs that would have vested if termination occurred on the last business day of fiscal 2016, multiplied by the closing price of our common stock on the NYSE as of that date ($62.87).
(3)	For vesting of unvested PSUs, the values included in the table at the end of this section are based on the number of PSUs that would have vested if termination occurred on the last business day of fiscal 2016, assuming target performance, multiplied by the closing price of our common stock on the NYSE as of that date ($62.87).
(4)	For vesting of unvested stock options, the values included in the table at the end of this section are based on the number of options that would have vested if termination occurred on the last business day of fiscal 2016, multiplied by the difference between the exercise price and the closing price of our common stock on the NYSE as of that date ($62.87).
(5)	The NEOs qualify for retiree medical benefits available to the rest of our salaried employees in the United States. Executives receive up to two years continued coverage and life insurance benefits if they are involuntarily terminated or terminated in connection with a change in control.
(6)	Under the Rule of 75, if the sum of an NEO’s age and years of service is equal to or exceeds 75 and the officer is involuntarily terminated before early retirement eligibility, he or she receives a supplemental retirement benefit equal to the difference between the officer’s vested deferred pension benefit and a benefit determined under the early retirement provisions of the Pension Plan. Mr. Church was eligible for this benefit.
(7)	One year of financial counseling is available if the NEO is retirement eligible. Messrs Powell, Mulligan and O’Leary qualified as of the last business day of fiscal 2016. One year of financial counseling is also available to a NEO’s spouse upon the officer’s death, whether or not the officer was retirement eligible.
(8)	No new participants have been accepted into the Executive Survivor Income Plan since September 1, 2000. Mr. Powell and Mr. O’Leary participate in the Plan, but because the executives are early retirement eligible with long service, they have de minimis benefits under this Plan.

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The following table outlines the value of payments and benefits that the NEOs would receive under various termination scenarios as of the last business day of fiscal 2016, excluding any prorated bonus, accrued vacation pay, Deferred Compensation Plan contributions and earnings, and vested benefits in the Pension Plan and Supplemental Retirement Plan:

		Involuntary Not For		Change
	Retirement	Cause Termination	Death	in Control
Name	($)	($)	($)	($)
K. J. Powell	15,503,562	20,769,995	34,697,262	40,906,813
D. L. Mulligan	5,543,437	8,560,420	10,302,236	13,319,220
C. D. O’Leary	5,856,038	8,871,174	10,615,328	13,629,974
J. L. Harmening	—	6,010,000	7,007,337	9,117,705
J. R. Church	—	5,396,133	5,157,773	8,020,581

PROPOSAL NUMBER 4	RATIFY APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The board of directors unanimously recommends a vote FOR the ratification of the appointment of KPMG LLP as our independent auditor for fiscal 2017.

The audit committee is responsible for the selection, retention, oversight, evaluation and compensation of the independent auditor. The audit committee has appointed KPMG LLP (“KPMG”) to serve as our independent auditor for fiscal 2017. KPMG has served as the company’s independent auditor since 1928.

The audit committee annually reviews KPMG’s qualifications, performance, independence and fees in making its decision whether to engage KPMG. The focus of the process is to select and retain the most qualified firm to perform the annual audit. During the review and selection process, the audit committee considers a number of factors, including:

•	Recent and historical audit performance, including the results of a management survey concerning KPMG’s service;
•	The relevant experience, expertise and capabilities of KPMG and the audit engagement team in relation to the nature and complexity of our business;
•	A review of the firm’s independence and internal quality controls;
•	Any legal or regulatory proceedings that raise concerns about KPMG’s qualifications or ability to continue to serve as our independent auditor, including reports, findings and recommendations of the Public Company Accounting Oversight Board (“PCAOB”);
•	The appropriateness of KPMG’s fees for audit and non-audit services; and
•	The length of time that KPMG has served as our independent auditor, the benefits of maintaining a long-term relationship and controls and policies for ensuring that KPMG remains independent.

In accordance with SEC rules and company policies, our lead engagement partner is limited to a maximum of five years of service in that capacity. In order to select the lead engagement partner, management meets with each candidate for the role and then reviews and discusses the candidates with the chair of the audit committee, who meets with selected candidates. Based on recommendations from management and the chair, the full committee reviews and approves the lead engagement partner.

Based on its annual review, the audit committee believes that the retention of KPMG as our independent auditor is in the best interests of the company and its shareholders. We are asking shareholders to ratify the appointment of KPMG for fiscal 2017. If shareholders do not ratify the appointment of KPMG, the audit committee will reconsider its selection, but it retains sole responsibility for appointing and terminating our independent auditor.

Representatives from KPMG will attend the 2016 Annual Meeting and will have the opportunity to make a statement and answer questions.

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Independent Registered Public Accounting Firm Fees

The following table shows aggregate fees paid to KPMG during the fiscal years ended May 29, 2016 and May 31, 2015.

	Fiscal Year
(In thousands)	2016	2015
Audit Fees	$6,940	$7,645
Audit-Related Fees(1)	664	1,252
Tax Fees(2)	1,734	1,776
All Other Fees	—	—
TOTAL FEES	$9,338	$10,673
(1)	Includes primarily audit services for benefit plans and the General Mills Foundation.
(2)	Includes tax structure services, transfer pricing studies, planning and compliance filings and due diligence services.

The audit committee has determined that performance of the services described in the table is compatible with maintaining the independence of KPMG.

Auditor Services Pre-approval Policy. The audit committee has a formal policy concerning approval of all services to be provided by KPMG, including audit, audit-related, tax and other services. The policy requires that all services KPMG may provide to us be pre-approved by the audit committee. The chair of the audit committee has the authority to pre-approve permitted services that require action between regular audit committee meetings, provided the chair reports to the full audit committee at the next regular meeting. The audit committee approved all services provided by KPMG during fiscal years 2015 and 2016.

Audit Committee Report

The Audit Committee. The audit committee of the board of directors consists of the five non-employee directors named below this report. Each member of the audit committee is an independent director under our guidelines and as defined by NYSE listing standards and SEC regulations for audit committee membership.

In addition, the board of directors has unanimously determined that Mr. Cordani, Ms. Henry, Ms. Miller, Mr. Ryan and Mr. Sprunk qualify as “audit committee financial experts” within the meaning of SEC regulations and have accounting or related financial management expertise within the meaning of NYSE listing standards. The board of directors has also unanimously determined that all audit committee members are financially literate within the meaning of the NYSE listing standards.

The audit committee, which operates according to its charter, is primarily responsible for oversight of our financial statements and internal controls; assessing and ensuring the independence, qualifications and performance of the independent registered public accounting firm; approving the independent registered public accounting firm’s services and fees; reviewing our risk assessment process and ethical, legal and regulatory compliance programs; and reviewing and approving our annual audited financial statements before issuance, subject to the board of directors’ approval. The audit committee’s charter may be found on our website located at www.generalmills.com in the “Investors” section under “Corporate Governance.”

Audit Committee Report. The following is the report of the audit committee with respect to our audited financial statements for the fiscal year ended May 29, 2016.

The audit committee has reviewed and discussed the company’s audited financial statements for the fiscal year ended May 29, 2016 with management and KPMG, with and without management present. In connection with that review, the audit committee considered and discussed the quality of the company’s financial reporting and disclosures, management’s assessment of the company’s internal control over financial reporting and KPMG’s evaluation of the company’s internal control over financial reporting.

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The audit committee has reviewed with KPMG the matters required to be presented and communicated to the audit committee by Auditing Standard No. 16, as adopted by the PCAOB. This review included a discussion with management and the independent auditor of the quality, and not just the acceptability, of the company’s accounting principles, the reasonableness of significant estimates and judgments and the disclosures in the company’s consolidated financial statements, including the disclosures relating to critical accounting policies.

In addition, the audit committee has discussed with KPMG its independence from management and the company, as well as the matters in the written disclosures and the letter received from KPMG required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the audit committee concerning independence. In addition, the audit committee has reviewed all fees paid to KPMG during the fiscal year and has considered the compatibility of KPMG’s performance of non-audit services, including the tax planning services described above, with the maintenance of KPMG’s independence as the company’s independent auditor.

Based on the audit committee’s review and discussions referred to above, the audit committee recommended to the company’s board of directors that the company’s audited financial statements be included in the company’s annual report on Form 10-K for the fiscal year ended May 29, 2016 for filing with the SEC.

SUBMITTED BY THE AUDIT COMMITTEE:

Heidi G. Miller, Chair

David M. Cordani

Robert L. Ryan

Eric D. Sprunk

Maria G. Henry

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GENERAL INFORMATION

Other Business

We do not know of any other matters to be presented at the 2016 Annual Meeting. If any other matter is properly presented for a vote at the 2016 Annual Meeting, proxies other than the one for 401(k) Plan shares will be voted in the sole discretion of the proxy holders.

Questions and Answers About the 2016 Annual Meeting and Voting

Q.	How do I attend the 2016 Annual Meeting? What do I need to bring?

A.	To attend the 2016 Annual Meeting, you must have been a shareholder at the close of business on the record date July 29, 2016, and you will need to bring an admission ticket. You may be asked to provide valid photo identification. Please note that seating is limited, and admission is on a first-come, first-served basis.

You must print an admission ticket at www.proxyvote.com. You will need the 16-digit control number printed on your Notice of Internet Availability of Proxy Materials, voter instruction form or proxy card. For questions about admission to the Annual Meeting, please contact us at 1-800-245-5703.

Please note that cameras, recording equipment and other similar electronic devices, large bags and packages will not be allowed into the meeting and will need to be checked at the door.

Q.	How do I receive a printed copy of proxy materials?

A.	To request a printed copy of the proxy materials, please call 800-579-1639, e-mail sendmaterial@proxyvote.com or visit www.proxyvote.com. To make your request, you will need the 16-digit control number printed on your Notice of Internet Availability of Proxy Materials, voter instruction form or proxy card.

Q.	Who is entitled to vote?

A.	Record holders of General Mills common stock at the close of business on July 29, 2016 may vote at the 2016 Annual Meeting. On July 29, 2016, 599,553,133 shares of common stock were outstanding and eligible to vote. The shares of common stock in our treasury on that date will not be voted.

Q.	How do I vote?

A.	If you hold your shares in a brokerage account in your broker’s name (“street name”), or you hold your shares through the General Mills 401(k) Plan, you should follow the voting directions provided by your broker or nominee:

•	You may complete and mail a voting instruction form to your broker or nominee.

•	If your broker allows, you may submit voting instructions by telephone or the Internet.

•	You may use a mobile device, scanning the QR Barcode on your voter instruction form or Notice of Internet Availability of Proxy Materials and following the prompts that appear on your mobile device.

•	You may also cast your vote in person at the 2016 Annual Meeting, but you must request a legal proxy from your broker or nominee.

If you are a registered shareholder, you may vote using any of the following methods:

•	By going to the website www.proxyvote.com and following the instructions for Internet voting on the proxy card or Notice of Internet Availability of Proxy Materials that you received in the mail. You will need the 16-digit control number printed therein. You may also access instructions for telephone voting on the website.

•	By using your mobile device to scan the QR Barcode on your proxy card or Notice of Internet Availability of Proxy Materials and following the prompts that appear on your mobile device.

•	If you received a printed copy of the proxy materials, by completing and mailing your proxy card, or if you reside in the United States or Canada, by dialing 800-690-6903 and following the instructions for telephone voting on the proxy card that you received in the mail. You will need the 16-digit control number printed on your proxy card.

•	By casting your vote in person at the 2016 Annual Meeting.

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Telephone and Internet voting facilities will close at 11:59 p.m. Eastern Daylight Time on Monday, September 26, 2016, except that the telephone and Internet voting instruction deadline for 401(k) Plan shares is Midnight Eastern Daylight Time on Friday, September 23, 2016.

We will vote your shares as you direct. You have three choices on each director nominee and other matters to be voted upon. You may vote (or abstain) by choosing FOR, AGAINST or ABSTAIN.

If you return a proxy card but do not specify how you want to vote your shares, we will vote them FOR the election of the 13 director nominees set forth in this Proxy Statement, FOR the adoption of the adoption of the 2016 Compensation Plan for Non-Employee Directors, FOR the compensation paid to our named executive officers and FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm.

Q.	What if I change my mind after I vote my shares?

A.	You can revoke or change your proxy at any time before it is voted at the 2016 Annual Meeting.

If you hold your shares in a brokerage account in your broker’s name (“street name”), or you hold your shares through the General Mills 401(k) Plan, you may revoke or change your vote:

•	Via telephone or Internet, using the voting directions provided by your broker or nominee; or

•	By casting your vote in person at the 2016 Annual Meeting, but you must request a legal proxy from your broker or nominee.

If you are a registered shareholder, you may revoke or change your vote by:

•	Voting by telephone or the Internet, using the voting directions provided on the proxy card or Notice of Internet Availability of Proxy Materials that you received in the mail;

•	Sending written notice to the Corporate Secretary, General Mills, Inc., P.O. Box 1113, Minneapolis, Minnesota 55440;

•	Submitting a properly signed proxy card with a later date; or

•	Voting in person at the 2016 Annual Meeting.

Q.	How will my General Mills 401(k) Plan shares be voted?

A.	If you hold your shares through the General Mills 401(k) Plan, you are considered a named fiduciary who may direct State Street Bank and Trust, as the plan fiduciary, how to vote your shares. For shares that are not allocated to participant accounts or for shares for which no direction has been received, State Street will vote those shares in the same proportion as directed shares are voted. State Street may, in exercising its fiduciary responsibility, disregard the direction on behalf of the unallocated shares and shares for which no direction was received and vote in its discretion, if following such direction would be inconsistent with the Employee Retirement Income Security Act. For instructions received by phone or Internet, the deadline is Midnight Eastern Daylight Time on Friday, September 23, 2016. Any instruction received by State Street regarding your vote shall be confidential.

Q.	What does it mean if I receive more than one proxy card or Notice of Internet Availability of Proxy Materials?

A.	It means you have multiple accounts at the transfer agent or with banks or stockbrokers. Please vote all of your accounts. If you would like to consolidate multiple accounts at our transfer agent, please contact Wells Fargo Shareowner Services at 800-670-4763.

Q.	What will happen if I do not return a proxy card or voter instruction form?

A.	If your shares are held in street name, your brokerage firm may vote your shares on those proposals where it has discretion to vote (Proposal Number 4 to ratify the appointment of KPMG LLP as our independent auditor). Otherwise, your shares will not be voted.

Q.	How many shares must be present to hold the 2016 Annual Meeting?

A.	At least one-half of General Mills’ outstanding common shares as of the record date must be represented at the 2016 Annual Meeting in person or by proxy in order to hold the Annual Meeting and conduct business. This is called a quorum. We will count your shares as present at the Annual Meeting if you:

•	Are present and vote in person at the Annual Meeting;

•	Have properly submitted a proxy card or a voter instruction form, or voted by telephone or the Internet on a timely basis; or

•	Hold your shares through a broker or otherwise in street name, and your broker uses its discretionary authority to vote your shares on Proposal Number 4.

Q.	How many votes are needed to approve each item?

A.	Except for Proposal Number 2, all proposals require the affirmative vote of a majority of votes cast

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(excluding abstentions) by shareholders entitled to vote and represented at the 2016 Annual Meeting in person or by proxy. Proposal Number 2 requires the affirmative vote of a majority of votes cast (including abstentions), pursuant to NYSE voting standards.

If an incumbent director is not re-elected by a majority of votes cast, the director must promptly offer his or her resignation to the board. The corporate governance committee will recommend to the board whether to accept or reject the resignation, and the board will disclose its decision and the rationale behind it within 90 days from the certification of the election results.

Q.	How will voting on any other business be conducted?

A.	We do not know of any business to be considered at the 2016 Annual Meeting of Shareholders other than the proposals described in this Proxy Statement. If any other business is properly presented at the Annual Meeting, your signed proxy card (other than for 401(k) Plan shares) gives authority to Kendall J. Powell and Richard C. Allendorf to vote on such matters in their discretion.

Q.	How are the votes counted?

A.	You are entitled to cast one vote for each share of common stock you own, and there is no cumulative voting. Although abstentions are counted as present at the 2016 Annual Meeting for purposes of determining whether there is a quorum under our By-laws, they are not treated as votes cast on any proposal except for Proposal Number 2, and they will not have an effect on the vote. For Proposal Number 2, abstentions will have the same effect of votes against the Proposal.

If you hold your shares in street name and do not provide voting instructions to your broker, your broker may not vote your shares on any proposal except Proposal Number 4 at the 2016 Annual Meeting. In this situation, a broker non-vote occurs. Shares that constitute broker non-votes will be counted as present at the Annual Meeting for the purpose of determining a quorum but will not be considered entitled to vote on the proposal in question. Broker non-votes effectively reduce the number of votes needed to approve the proposal. NYSE rules permit brokers discretionary authority to vote on Proposal Number 4 at the 2016 Annual Meeting if they do not receive instructions from the street name holder of the shares. As a result, if you do not vote shares that are held for you in street name, your broker has authority to vote on your behalf with regard to Proposal Number 4.

We have a policy of confidential voting that applies to all shareholders, including our employee-shareholders. Broadridge Investor Communications Solutions will tabulate the votes received.

Q.	Where do I find the voting results of the meeting?

A.	We will publish the voting results in a current report on Form 8-K, which is due to be filed with the SEC within four business days of the 2016 Annual Meeting. You can also go to our website at www.generalmills.com to access the Form 8-K.

Q.	How do I submit a shareholder proposal?

A.	If you wish to submit a proposal other than a director nomination for inclusion in our next Proxy Statement, we must receive the proposal on or before the close of business on April 17, 2017. Please address your proposal to: Corporate Secretary, General Mills, Inc., P.O. Box 1113, Minneapolis, Minnesota 55440.

If you wish to use proxy access to submit a director nomination for inclusion in our next Proxy Statement:

•	You, or a group of up to 20 shareholders, must have continuously owned for three years at least three percent of our outstanding common stock.

•	We must receive the nomination no earlier than the close of business on March 17, 2017 and no later than the close of business on April 17, 2017. The notice must contain the information required by the By-laws.

•	Proxy access nominees appearing in the Proxy Statement generally may number up to the greater of two directors or 20 percent of the number of directors in office as of April 17, 2017. If there are a greater number submitted, the By-laws specify how the company will select which proxy access nominees to include in the Proxy Statement.

•	Shareholder(s) and nominee(s) must satisfy the additional requirements specified in the By-laws.

Under our By-laws, if you wish to nominate a director or bring other business before the shareholders at our 2017 Annual Meeting without including your proposal in our Proxy Statement:

•	You must notify the Corporate Secretary of General Mills in writing no earlier than the close of business on May 30, 2017 and no later than the close of business on June 29, 2017; and

•	Your notice must contain the specific information required in our By-laws.

Our By-laws may be found on our website located at www.generalmills.com in the “Investors” section under “Corporate Governance.”

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Solicitation of Proxies

We pay for preparing, printing and mailing this Proxy Statement and the Notice of Internet Availability of Proxy Materials. We have engaged D.F. King & Co. to help us solicit proxies from shareholders for a fee of $15,000, plus reimbursement of out-of-pocket expenses.

In addition to D.F. King, our directors, officers and employees may, without additional compensation, solicit proxies personally or by e-mail, telephone, fax or special letter. We will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs of sending the proxy materials to our beneficial owners.

Delivery and Viewing of Proxy Materials

Electronic Delivery of Proxy Materials. Simply follow the instructions on your proxy card or Notice of Internet Availability of Proxy Materials to vote via the Internet, or go directly to www.icsdelivery.com/gis to register your consent to receive our annual report and this Proxy Statement in a fast and efficient manner via the Internet. This reduces the amount of paper delivered to a shareholder’s address and eliminates the cost of sending these documents by mail. You may elect to view all future annual reports and proxy statements on the Internet instead of receiving them by mail. Your election to view proxy materials online is perpetual unless you revoke it later. Future proxy cards mailed to you will contain the Internet website address and instructions to view the materials. You will continue to have the option to vote your shares by mail, telephone or the Internet. Certain employee shareholders who have valid work e-mail addresses will not receive a proxy card in the mail but may vote by telephone or via the Internet.

Delivery of Proxy Materials to Households. SEC rules allow us to deliver a single copy of an annual report and proxy statement to any household at which two or more shareholders reside. We believe this rule benefits everyone. It eliminates duplicate mailings that shareholders living at the same address receive, and it reduces our printing and mailing costs. This rule applies to any annual reports, proxy statements, proxy statements combined with a prospectus and information statements.

If your household would like to receive single rather than duplicate mailings in the future, please write to Broadridge Investor Communications Solutions, Householding Department, 51 Mercedes Way, Edgewood, New York 11717, or call 800-542-1061. Each shareholder will continue to receive a separate proxy card or Notice of Internet Availability of Proxy Materials. If a broker or other nominee holds your shares, you may continue to receive some duplicate mailings. Certain brokers will eliminate duplicate account mailings by allowing shareholders to consent to such elimination, or through implied consent if a shareholder does not request continuation of duplicate mailings. Since not all brokers and nominees offer shareholders the opportunity to eliminate duplicate mailings, you may need to contact your broker or nominee directly to discontinue duplicate mailings from your broker to your household.

Your household may have received a single set of proxy materials this year. If you would like to receive another copy of this year’s proxy materials, please write to Broadridge Investor Communications Solutions, Householding Department, 51 Mercedes Way, Edgewood, New York 11717, or call 800-542-1061.

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Annual Reports

Our 2016 Annual Report to Shareholders, which includes our consolidated financial statements for the fiscal year ended May 29, 2016, is available on our website at www.generalmills.com in the Investors section. Otherwise, please call 800-245-5703 and a copy will be sent to you without charge. You may also request a free copy of our annual report on Form 10-K for the fiscal year ended May 29, 2016 by writing to the Corporate Secretary, General Mills, Inc., P.O. Box 1113, Minneapolis, Minnesota 55440 or via e-mail at corporate.secretary@genmills.com.

Your Vote is Important!

Please vote by telephone or the Internet or, if you received a printed copy of the proxy materials, sign and promptly return your proxy card in the enclosed envelope.

CAUTIONARY STATEMENT RELEVANT TO FORWARD-LOOKING INFORMATION FOR THE PURPOSE OF
“SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This Proxy Statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on our current expectations and assumptions.

The words or phrases “targeting,” “expect,” “should,” “in progress,” or similar expressions identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results and those currently anticipated or projected. We wish to caution you not to place undue reliance on any such forward-looking statements.

Our future results could be affected by a variety of factors, such as: competitive dynamics in the consumer foods industry and the markets for our products, including new product introductions, advertising activities, pricing actions, and promotional activities of our competitors; economic conditions, including changes in inflation rates, interest rates, tax rates, or the availability of capital; product development and innovation; consumer acceptance of new products and product improvements; consumer reaction to pricing actions and changes in promotion levels; acquisitions or dispositions of businesses or assets; changes in capital structure; changes in the legal and regulatory environment, including labeling and advertising regulations and litigation; impairments in the carrying value of goodwill, other intangible assets, or other long-lived assets, or changes in the useful lives of other intangible assets; changes in accounting standards and the impact of significant accounting estimates; product quality and safety issues, including recalls and product liability; changes in consumer demand for our products; effectiveness of advertising, marketing, and promotional programs; changes in consumer behavior, trends, and preferences, including weight loss trends; consumer perception of health-related issues, including obesity; consolidation in the retail environment; changes in purchasing and inventory levels of significant customers; fluctuations in the cost and availability of supply chain resources, including raw materials, packaging, and energy; disruptions or inefficiencies in the supply chain; effectiveness of restructuring and cost savings initiatives; volatility in the market value of derivatives used to manage price risk for certain commodities; benefit plan expenses due to changes in plan asset values and discount rates used to determine plan liabilities; failure or breach of our information technology systems; foreign economic conditions, including currency rate fluctuations; and political unrest in foreign markets and economic uncertainty due to terrorism or war.

We undertake no obligation to publicly revise any forward-looking statements to reflect events or circumstances after the date of those statements or to reflect the occurrence of anticipated or unanticipated events.

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APPENDIX A	NON-GAAP FINANCIAL MEASURES

We have included in this proxy statement measures of financial performance that are not defined by generally accepted accounting principles (“GAAP”). Each of the measures is used in reporting to our executive management and several are used as components of the board of director’s measurement of our performance for incentive compensation purposes.

For each of these non-GAAP financial measures, we are providing below a reconciliation of the differences between the non-GAAP measure and the most directly comparable GAAP measure. These non-GAAP measures should be viewed in addition to, and not in lieu of, the comparable GAAP measures.

Please see page 44 of our Annual Report on Form 10-K for the fiscal year ended May 29, 2016 for a calculation of adjusted return on average total capital and see page 45 of our Form 10-K for the tax impact of after-tax items used in the reconciliations below.

ORGANIC NET SALES GROWTH

	Fiscal 2016
Net Sales Growth as Reported	(6.05)%
53rd Week	(1.36	)pts
Acquisitions and Divestitures	(1.37)
Impact of Foreign Currency Exchange	(3.57	)pts
Organic Net Sales Growth	0.25%

TOTAL SEGMENT OPERATING PROFIT

($ in Millions)	Fiscal 2016	Fiscal 2015	Change
Total Segment Operating Profit	$2,999.5	$3,035.0	(1)%
Unallocated Corporate Items	288.9	413.8
Divestitures (gain)	(148.2)	—
Restructuring, Impairment and Other Exit Costs	151.4	543.9
Operating Profit	$2,707.4	$2,077.3	30%

TOTAL SEGMENT OPERATING PROFIT GROWTH ON A CONSTANT CURRENCY BASIS

	Fiscal 2016
Percentage Change in Total Segment Operating Profit as Reported	(1)%
Impact of Foreign Currency Exchange	(2	)pts
Percentage Change in Total Segment Operating Profit on Constant-Currency Basis	1%

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ADJUSTED EARNINGS PER SHARE GROWTH, EXCLUDING CERTAIN ITEMS AFFECTING COMPARABILITY ON A
CONSTANT CURRENCY BASIS

	Fiscal 2016	Fiscal 2015	Change
Diluted Earnings per Share, as Reported	$2.77	$1.97	41%
Mark-to-market Effects(a)	(0.07)	0.09
Divestitures Gain, net(b)	(0.10)	—
Tax Item(c)	—	0.13
Acquisition Integration Costs(b)	—	0.02
Venezuela Currency Devaluation(a)	—	0.01
Restructuring Costs(d)	0.26	0.35
Project-related Costs(d)	0.06	0.01
Indefinite-lived Intangible Asset Impairment(d)	—	0.28
Diluted Earnings per Share, Excluding Certain Items Affecting Comparability	$2.92	$2.86	2%
Foreign Currency Exchange Impact			(3	)pts
Diluted Earnings per Share Growth, Excluding Certain Items Affecting Comparability, on a Constant-currency Basis			5%

(a)	See Note 7 to the Consolidated Financial Statements in Item 8 of our Annual Report on Form 10-K for the fiscal year ended May 29, 2016.

(b)	See Note 3 to the Consolidated Financial Statements in Item 8 of our Annual Report on Form 10-K for the fiscal year ended May 29, 2016.

(c)	The fiscal 2015 tax item is related to the one-time repatriation of foreign earnings in fiscal 2015.

(d)	See Note 4 to the Consolidated Financial Statements in Item 8 of our Annual Report on Form 10-K for the fiscal year ended May 29, 2016.

ADJUSTED OPERATING PROFIT

	Fiscal 2016		Fiscal 2015
($ in Millions)	Value	Percent of Net Sales	Value	Percent of Net Sales
Operating Profit as Reported	$2,707.4	16.3%	$2,077.3	11.8%
Mark-to-market Effects(a)	(62.8)	(0.4)%	89.7	0.5%
Divestitures (Gain)(b)	(148.2)	(0.9)%	—	—%
Acquisition Integration Costs(b)	—	—%	16.0	0.1%
Venezuela Currency Devaluation(a)	—	—%	8.0	—%
Restructuring Costs(c)	229.8	1.4%	343.5	1.9%
Project-related Costs(c)	57.5	0.4%	13.2	0.1%
Indefinite-lived Intangible Asset Impairment(c)	—	—%	260.0	1.5%
Adjusted Operating Profit	$2,783.7	16.8%	$2,807.7	15.9%

(a)	See Note 7 to the Consolidated Financial Statements in Item 8 of our Annual Report on Form 10-K for the fiscal year ended May 29, 2016.

(b)	See Note 3 to the Consolidated Financial Statements in Item 8 of our Annual Report on Form 10-K for the fiscal year ended May 29, 2016.

(c)	See Note 4 to the Consolidated Financial Statements in Item 8 of our Annual Report on Form 10-K for the fiscal year ended May 29, 2016.

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FREE CASH FLOW CONVERSION

	Fiscal Year
($ in Millions)	2016	2015	2014
Net Earnings, Including Earnings Attributable to Redeemable and Noncontrolling Interests	$1,736.8	$1,259.4	$1,861.3
Mark-to-market, Net of Tax(a)	(39.6)	56.5	(30.5)
Divestitures (Gain), Net of Tax(b)	(66.0)	—	(36.0)
Tax Related Item(c)	—	78.6	—
Acquisition Integration Costs, Net of Tax(b)	—	10.4	—
Venezuela Currency Devaluation, Net of Tax(a)	—	8.0	57.8
Restructuring Costs, Net of Tax(d)	160.8	217.7	3.6
Project-related Costs, Net of Tax(d)	36.8	8.3	—
Intangible Asset Impairment, Net of Tax(d)	—	176.9	—
Adjusted Earnings, Including Earnings Attributable to Redeemable and Noncontrolling Interests	$1,828.8	$1,815.8	$1,856.2
Net Cash Provided by Operating Activities, as Reported	$2,629.8	$2,542.8	$2,541.0
Purchases of Land, Buildings, and Equipment	(729.3)	(712.4)	(663.5)
Free Cash Flow	1,900.5	1,830.4	1,877.5
Adjusted Earnings, Including Earnings Attributable to Redeemable and Noncontrolling Interests, Rolling 3-Years	$5,501
Free Cash Flow, Rolling 3-Years	5,608
Free Cash Flow Conversion, Rolling 3-Years	102%

(a)	See Note 7 to the Consolidated Financial Statements in Item 8 of our Annual Report on Form 10-K for the fiscal year ended May 29, 2016.

(b)	See Note 3 to the Consolidated Financial Statements in Item 8 of our Annual Report on Form 10-K for the fiscal year ended May 29, 2016.

(c)	The fiscal 2015 tax item is related to the one-time repatriation of foreign earnings in fiscal 2015.

(d)	See Note 4 to the Consolidated Financial Statements in Item 8 of our Annual Report on Form 10-K for the fiscal year ended May 29, 2016.

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APPENDIX B	2016 COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS

GENERAL MILLS, INC.
2016 COMPENSATION PLAN FOR
NON-EMPLOYEE DIRECTORS

1.	PURPOSE

The purpose of the Plan is to provide a compensation program which will attract and retain qualified individuals not employed by General Mills, Inc. (the “Company”) and its subsidiaries to serve on the Board of Directors of the Company (the “Board”) and to further align the interests of non-employee directors with those of the stockholders by providing that a portion of compensation will be linked directly to increases in stockholder value.

2.	EFFECTIVE DATE, DURATION OF PLAN

This Plan shall become effective as of September 27, 2016 subject to the approval of the Plan by the stockholders. Awards may be made under the Plan until September 30, 2026 or such earlier date as determined by the Board or the Compensation Committee of the Board (the “Committee”); provided that no such termination shall affect rights earned or accrued under the Plan prior to the date of termination.

3.	DEFINITIONS

Wherever used in this Plan, the following terms have the meanings set forth below:

“Board” has the meaning set forth in Section 1.

“Business Day” means a day on which the New York Stock Exchange is open for trading.

“Change of Control” has the meaning set forth in Section 10.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” has the meaning set forth in Section 2.

“Common Stock” means Company common stock ($.10 par value per share).

“Company” has the meaning set forth in Section 1.

“Deferred Compensation Account” has the meaning set forth in Section 6(d).

“Election Form” means a written form provided by the Company pursuant to which a Participant may elect the form and timing of distributions with respect to his or her retainer, Stock Units and dividend equivalents under the Plan.

“Fair Market Value” means the closing price on the New York Stock Exchange of the Common Stock on the applicable date (or the preceding Business Day if the applicable date is not a Business Day).

“Key Employee” means a Participant treated as a “specified employee” as of his Separation from Service under Code Section 409A(a)(2)(B)(i), i.e., a key employee (as defined in Code Section 416(i) without regard to paragraph (5) thereof) of the Company or its affiliates if the Company’s or its affiliate’s stock is publicly traded on an established securities market or otherwise. Key Employees shall be determined in accordance with Code Section 409A using a December 31 identification date. A listing of Key Employees as of an identification date shall be effective for the 12-month period beginning on the April 1 following the identification date.

“Option” has the meaning set forth in Section 7(a).

“Participant” has the meaning set forth in Section 4.

“Plan” means the General Mills, Inc. 2016 Compensation Plan for Non-Employee Directors as set forth herein and as amended.

“Plan Year” has the meaning set forth in Section 6(a).

“Separation from Service” or “Separate from Service” means a “separation from service” within the meaning of Code Section 409A.

“Stock Unit Account” has the meaning set forth in Section 8(a).

“Stock Units” has the meaning set forth in Section 8(a).

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4.	PARTICIPATION

Each member of the Board who is not an employee of the Company at the date compensation is granted, earned or accrued shall be eligible to participate in the Plan (a “Participant”).

5.	COMMON STOCK SUBJECT TO THE PLAN

(a)	General. The Common Stock to be issued under this Plan is to be made available from the authorized but unissued Common Stock, shares of Common Stock held in the treasury or Common Stock purchased on the open market or otherwise. The maximum aggregate number of shares authorized to be issued under the Plan shall be 500,000. Upon forfeiture, expiration or termination of Options or Stock Units, the shares of Common Stock subject thereto shall again be available for awards under the Plan.

(b)	Adjustments for Corporate Transactions. If a corporate transaction has occurred affecting the Common Stock such that an adjustment to outstanding awards is required to preserve (or prevent enlargement of) the benefits or potential benefits intended at the time of grant, then in such manner as the Committee deems equitable, an appropriate adjustment shall be made to: (i) the number and kind of shares which may be awarded under the Plan; (ii) the number and kind of shares subject to outstanding awards, provided that the number of shares of Common Stock subject to any Option shall always be a whole number; (iii) the number of shares credited to a Stock Unit Account; and (iv) the exercise price of outstanding Options. For this purpose a corporate transaction includes, but is not limited to, any dividend (other than a cash dividend that is not an extraordinary cash dividend) or other distribution (whether in the form of cash, Common Stock, securities of a subsidiary of the Company, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction. Notwithstanding anything in this Section to the contrary, an adjustment to an Option under this Section 5(b) shall be made in a manner that will not result in the grant of a new Option under Code Section 409A.

6.	RETAINER

(a)	General. Each Participant shall be entitled to receive a retainer with respect to each Board term, beginning the day of each annual stockholders’ meeting and ending the day before the succeeding annual stockholders’ meeting (the “Plan Year”) in an amount determined from time to time by the Board or its delegate. Retainers shall be earned and paid at the end of each of the Company’s fiscal quarters. A Participant elected to the Board at any time other than the commencement of a Plan Year shall be entitled to receive a full quarter retainer payment beginning in the fiscal quarter the Participant’s election to the Board is effective.

(b)	Normal Payment Terms. The normal payment terms for retainers are cash in a lump sum. In the absence of an affirmative election to the contrary, the retainer (or the portion not subject to such elections) shall be paid within 10 Business Days following the last day of each quarterly period described above in (a).

(c)	Deferral Elections. Each Participant may elect an alternative form (lump sum vs. installments) in which a retainer may be delivered and the timing for such delivery, pursuant to the terms of Section 9. Participants shall make such election by filing an irrevocable Election Form with the Company before the calendar year in which a Plan Year begins. The election shall apply to amounts earned in each quarterly period described in (a) above that begins during the Plan Year. Notwithstanding the foregoing, in the first Plan Year in which an individual becomes a Participant, an election may be made with respect to services to be performed subsequent to the election, to the extent permitted under Code Section 409A. Such an election must be made on an Election Form within 30 days after the date the non-employee director becomes eligible to participate in the Plan.

(d)	Deferred Cash Alternative. For each Participant who affirmatively elects to defer receipt of his or her retainers in the form of deferred cash, the Company shall establish a separate account (a “Deferred Compensation Account”) and credit such deferred cash compensation into that account as of the date the amounts would otherwise be paid. A separate Deferred Compensation Account shall be established for each Plan Year a Participant makes such a deferral election. Earnings, gains and losses shall be credited to each such Deferred Compensation Account based on the rate earned by the fund or funds selected by the Participant from among funds or portfolios established by the

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Company, in its discretion. Distributions from a Deferred Compensation Account shall be made in accordance with Section 9.

The Company has established a Supplemental Benefits Trust with Wells Fargo Bank Minnesota, N.A. as trustee to hold assets of the Company under certain circumstances as a reserve for the discharge of the Company’s obligations as to Deferred Compensation Accounts under the Plan and certain other deferred compensation plans of the Company. In the event of a Change of Control, the Company shall be obligated to immediately contribute such amounts to the trust as may be necessary to fully fund all Deferred Compensation Accounts payable under the Plan. Any Participant in the Plan shall have the right to demand and secure specific performance of this provision. All assets held in the trust remain subject only to the claims of the Company’s general creditors whose claims against the Company are not satisfied because of the Company’s bankruptcy or insolvency (as those terms are defined in the trust agreement). No Participant has any preferred claim on, or beneficial ownership interest in, any assets of the trust before the assets are paid to the Participant and all rights created under the trust, as under the Plan, are unsecured contractual claims of the Participant against the Company.

(e)	Common Stock Alternative. Each Participant may affirmatively elect to receive all or a specified percentage of his or her retainer for a Plan Year in shares of Common Stock, which, if elected, will be issued within 10 Business Days following the last day of each quarterly period during the Plan Year described above in (a). Only whole numbers of shares will be issued, with any fractional share amounts paid in cash. For purposes of computing the number of shares earned each quarter during the Plan Year, the value of each share shall be equal to the Fair Market Value on the third Business Day preceding the last day of each quarter described above in (a).

(f)	Death. Notwithstanding any other provision of the Plan, if a Participant dies during a Plan Year, the balance of the amount due for the quarter in which death occurs shall be payable in full under the terms of Section 11(b) of this Plan in cash within 60 days following the date of death.

(g)	Compensation Cap. The aggregate fair market value of all compensation granted to any Participant under this Plan and any other compensatory plan or arrangement of the Company shall not exceed $800,000 during any Plan Year; provided, however, that compensation paid to any Participant designated as chair of the Board shall not be subject to the foregoing limitation. For purposes of calculating the value of non-cash compensation paid to a Participant, all stock-based awards shall be valued at the grant date fair value as determined by the Company for financial statement purposes and all other non-cash compensation shall be valued at fair market value as reasonably determined by the Committee.

7.	NON-QUALIFIED STOCK OPTIONS

(a)	Grant of Options. A Participant may be awarded an option (an “Option”) to purchase shares of Common Stock in an amount determined from time to time by the Board or its delegate. All Options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Code Section 422.

(b)	Option Exercise Price. The per share price to be paid by the Participant at the time an Option is exercised shall be greater than or equal to the Fair Market Value on the date of grant.

(c)	Term of Option. Each Option shall expire no later than ten (10) years after the date of grant, as determined by the Board or its delegate.

(d)	Exercise and Vesting of Option. Each Option will vest on the date specified by the Board or its delegate. Upon vesting, a Participant shall be given the full term to exercise the Option without regard to whether he or she continues to serve on the Board. If a Participant ceases to serve on the Board prior to the date an Option vests, such Option shall be forfeited and all further rights of the Participant with respect to such Option shall terminate. Notwithstanding the foregoing, if a participant should die during his or her term of service on the Board, any vested Option may be exercised by the person(s) designated under the terms of Section 11(b) of this Plan, and any unvested Options shall fully vest and become exercisable upon death for the remainder of the Option’s full term.

(e)	Method of Exercise. A Participant exercising an Option shall give notice to the Company of such exercise and of the number of shares elected to be purchased prior to 4:30 P.M. CST/CDT on the day of exercise. The exercise price shall be paid to the Company at the time of such exercise, subject to any applicable rule adopted by the Committee:

(i) in cash (including check, draft, money order or wire transfer made payable to the order of the Company);

(ii) through the tender of shares of Common Stock owned by the Participant (by either actual delivery or attestation); or

(iii) by a combination of (i) and (ii) above; or

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(iv) by authorizing a third party broker to sell a sufficient number of shares of Common Stock acquired upon exercise of the Stock Option and remitting to the Company such sales proceeds to pay the entire exercise price.

To determine the amount of the payment, Common Stock delivered pursuant to (ii) or (iii) above shall have a value equal to the Fair Market Value of the Common Stock on the date of exercise.

(f)	Non-transferability. Except as provided by rule adopted by the Committee, an Option shall be non-assignable and non-transferable by a Participant other than by will or the laws of descent and distribution. A Participant shall forfeit any Option assigned or transferred, voluntarily or involuntarily, other than as permitted under this subsection.

(g)	No Reload Rights. No Option granted under this Plan shall contain any provision entitling the Participant to the automatic grant of additional Options in connection with any exercise of the original Option.

(h)	No Repricing. Subject to Section 5(b) and absent stockholder approval, the exercise price of an outstanding Option may not be decreased after the grant date; no outstanding Options may be surrendered to the Company as consideration or otherwise for the grant of a new Option with a lower exercise price, any other award or cash; and no other modifications to any outstanding Options may be made that would be treated as a “repricing” under the then applicable rules or listing requirements adopted by the New York Stock Exchange.

8.	STOCK UNITS

(a)	Awards. On the effective date of the Plan (or, if a Participant is first elected after the effective date of the Plan, then on the date the Participant first attends a Board meeting) and at the close of business on each successive annual stockholders’ meeting, each Participant who is re-elected to the Board shall be awarded the right to receive shares of Common Stock (“Stock Units”) in an amount determined from time to time by the Board or its delegate, subject to vesting as provided in Section 8(b). Only a Participant who is re-elected to the Board shall be entitled to a grant under this Section 8(a) of Stock Units awarded at the close of business on an annual meeting date after the date of the original grant to Participants. A separate “Stock Unit Account” will be established for the Participant each time an award of Stock Units is made.

Participants receiving Stock Units will have no rights as stockholders of the Company with respect to allocations made to their Stock Unit Account(s), except the right to receive dividend equivalent allocations under Section 8(d).

Stock Units may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of until such time as share certificates for Common Stock are issued to the Participants.

(b)	Vesting of Stock Units. Except as otherwise specified by the Board or its delegate at the time of grant, a Participant’s interest in the Stock Units shall vest on the earlier of (i) date of the annual stockholders’ meeting next following the grant date of the Stock Units and (ii) the date 13 months after the grant date of the Stock Units. If a Participant ceases to serve on the Board prior to the date the Participant’s interest in a grant of Stock Units vests, such Stock Units shall be forfeited and all further rights of the Participant to or with respect to such Stock Units shall terminate. Notwithstanding the foregoing, a Participant who dies while serving on the Board prior to the vesting of Stock Units shall fully vest in such Stock Units, effective as of the date of death, and the Stock Units shall be paid pursuant to Section 11(b) of this Plan.

(c)	Election Concerning Receipt of Common Stock. Each Participant receiving an award of Stock Units under Section 8(a) may elect the time and form (lump sum vs. installments) of distribution of Common Stock and dividend equivalents attributable to such Stock Units, pursuant to the terms of Section 9. If no affirmative election is made, all Stock Units shall be paid in shares of Common Stock, and dividend equivalents shall be paid in cash, within 10 days following vesting.

(d)	Dividend Equivalents. As of the first day of each quarter, during the applicable restricted period for all Stock Units awarded hereunder, the Company shall credit to each Participant an amount equal to the value of all dividends and other distributions (whether in cash or other property) paid by the Company during the prior quarter on the equivalent number of shares of Common Stock. Any dividend equivalents or other distributions credited with respect to Stock Units shall be distributed in cash (with or without interest or other earnings, as provided at the discretion of the Committee) to the Participant only if, when and to the extent such Stock Units vest. The value of dividends and other distributions payable with respect to Stock Units that do not vest shall be forfeited.

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(e)	Timing of Elections. In order to make an election under Section 8(c) with respect to Stock Units awarded for a Plan Year, a Participant shall file an irrevocable Election Form with the Committee before the calendar year in which the Plan Year begins. Notwithstanding the foregoing, in the first year Plan Year in which an individual becomes a Participant, an election may be made with respect to services to be performed subsequent to the election, to the extent permitted under Code Section 409A. Such an election must be made on an Election Form within 30 days after the date the non-employee director becomes eligible to participate in the Plan. The Election Form shall indicate whether the Participant directs the value of any dividend equivalents accrued on Stock Units to be paid in cash or reinvested in additional Stock Units.

9.	DISTRIBUTION PROVISIONS FOR DEFERRED CASH AND STOCK UNITS

The following distribution provisions shall apply to Deferred Compensation Accounts and Stock Unit Accounts:

(a)	Timing. Distributions from Deferred Compensation Accounts shall normally commence at Separation from Service, however, a Participant may affirmatively elect a specified date for commencement, provided said date is not later than age 75. The same rule applies to Stock Units which have been deferred beyond the vesting period described in Section 8(b). Elections as to the timing of benefit commencement shall be made in accordance with Sections 6 and 8, as appropriate.

Notwithstanding the above or any other provision of this Plan, distributions may not be made to a Key Employee upon a Separation from Service before the date which is six months after the date of the Key Employee’s Separation from Service (or, if earlier, the date of death of the Key Employee). Any payments that would otherwise be made during this period of delay shall be accumulated and paid on the first day of the seventh month following the Participant’s Separation from Service (or, if earlier, the first day of the month after the Participant’s death).

(b)	Form of Distribution. Distributions shall normally be made in a lump sum. However, a Participant may affirmatively elect to receive substantially equal annual installments over a period of up to 10 years. Such elections shall be made in accordance with Sections 6 and 8, as appropriate.

(c)	Manner of Distribution. Amounts credited to Deferred Compensation Accounts shall be paid in cash. Amounts credited to Stock Unit Accounts shall be paid in Common Stock based on the number of Stock Units credited to the Stock Unit Account and paid in cash equal to any dividend equivalent amounts which had not been elected to purchase additional Stock Units.

(d)	Distribution Upon Death. Notwithstanding any elections by a Participant or provisions of the Plan to the contrary, if a Participant dies before full distribution of a Deferred Compensation Account or Stock Unit Account, such accounts shall be distributed under the terms of Section 11(b) of this Plan in a lump sum within 60 days following the date of death.

(e)	Permitted Payment Delay To Avoid Violations of Law. Notwithstanding any provision of this Plan to the contrary, any distribution to a Participant under the Plan shall be delayed upon the Committee’s reasonable anticipation that the making of the payment would violate Federal securities laws or other applicable law; provided, that any payment delayed pursuant to this Section 9(e) shall ultimately be paid in accordance with Code Section 409A.

(f)	Payment Acceleration. If amounts deferred under the Plan must be included in a Participant’s income under Code Section 409A prior to the scheduled distribution of such amounts, distribution of such amount shall be made immediately to the Participant.

10.	CHANGE OF CONTROL

(a)	Notwithstanding any other provision of this Plan to the contrary, if during the Plan Year in which a Change of Control occurs a Participant, at the request of the Company or its stockholders, resigns or is otherwise replaced, removed or dismissed from the Board, then all Options and Stock Units held by the Participant shall fully and immediately vest, and for Options, shall be exercisable and, for Stock Units, shall be paid immediately if the Participant experiences a “separation from service” under Code Section 409A, pursuant to the terms of the Plan that are otherwise applicable. A “Change of Control” means:

(i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act)

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of voting securities of the Company where such acquisition causes such Person to own 20% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not be deemed to result in a Change of Control: (A) any acquisition directly from the Company; (B) any acquisition by the Company; (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (D) any acquisition by any corporation pursuant to a transaction that complies with clauses (A), (B) and (C) of subsection (iii) below; and provided, further, that if any Person’s beneficial ownership of the Outstanding Voting Securities reaches or exceeds 20% as a result of a transaction described in clause (A) or (B) above, and such Person subsequently acquires beneficial ownership of additional voting securities of the Company, such subsequent acquisition shall be treated as an acquisition that causes such Person to own 20% or more of the Outstanding Voting Securities; or

	(ii)	Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

	(iii)	Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its subsidiaries, sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its subsidiaries, (each, a “Business Combination”); excluding, however, such a Business Combination pursuant to which: (A) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Voting Securities; (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination; and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

	(iv)	Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

(b)	If, in the event of a Change of Control, and to the extent outstanding Options or Stock Units are not assumed by a successor corporation (or its affiliate) or other successor entity or person, or replaced with an award or grant that solely in the discretionary judgment of the Committee, which shall be reasonable, preserves the existing value of outstanding Options and Stock Units at the time of the Change of Control, then the following shall occur:

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(i) Subject to the other provisions of this subsection (b), all Options shall vest and become exercisable immediately upon the Change of Control event;

(ii) All Stock Units shall vest immediately;

(iii) To the extent Code Section 409A applies, if the Change of Control constitutes a “change in control” event as described in IRS regulations or other guidance under Code section 409A(a)(2)(A) (v), Participants’ Stock Units shall be settled and paid immediately upon the Change of Control in accordance with the requirements of Code Section 409A.

(iv) If the Change of Control does not constitute a “change in control” event as described in IRS regulations or other guidance under Code Section 409A(a)(2)(A)(v), Stock Units that are not otherwise subject to Section 409A, and on which a deferral election was not made, shall be settled and paid immediately upon the Change of Control. The Stock Units subject to Section 409A shall be settled in cash equal to either the Fair Market Value of such Stock Units at the time of the Change of Control, plus interest at the prime rate plus 1% from the Change of Control to the date of payment, which shall be the date the original restriction period would have closed or the date elected pursuant to the proper deferral election, as applicable.

In the discretion of the Committee and notwithstanding subsection (b)(i) above or any other Plan provision, outstanding Options (both exercisable and unexercisable) may be cancelled at the time of the Change of Control in exchange for cash, property or a combination thereof that is determined by the Committee to be at least equal to the excess (if any) of the value of the consideration that would be received in such Change of Control by the holders of Common Stock over the exercise price for such Options. For purposes of clarification, by operation of this provision Options that would not yield a gain at the time of the Change of Control under the aforementioned equation are subject to cancellation without consideration. Furthermore, the Committee is under no obligation to treat Options or Participants uniformly and has the discretionary authority to treat Options and Participants disparately.

(c)	If in the event of a Change of Control and to the extent outstanding Options and Stock Units are assumed by any successor corporation, affiliate thereof, person or other entity, or are replaced with awards that, solely in the discretionary judgment of the Committee preserve the existing value of outstanding Options and Stock Units at the time of the Change of Control and provide for vesting payout terms that are at least as favorable to Participants as vesting and payout terms applicable to Options and Stock Units, then all such Options and Stock Units or such substitutes thereof shall remain outstanding and be governed by their respective terms, subject to Section 10(a).

11.	ADMINISTRATION

(a)	The Plan shall be administered by the Committee. The Committee shall have full discretionary power and authority to administer and manage the operations of the Plan, and to interpret the terms of the Plan, formulate additional rules and policies for carrying out terms and provisions of the Plan, and amend, modify or terminate the Plan as from time to time it deems proper and in the best interests of the Company. No amendment, modification or termination of the Plan shall alter or impair the rights of any Participant pursuant to an outstanding award hereunder in any material respect without the consent of the Participant. Any decision or interpretation adopted by the Committee shall be final and conclusive.

(b)	Each Participant may designate a beneficiary or beneficiaries to exercise any Option or to receive any payment which under the terms of the Plan may become exercisable or payable on or after the Participant’s death. At any time, and from time to time, any such designation may be changed or cancelled by the Participant without the consent of any such beneficiary. Any such designation, change or cancellation must be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. Such form may establish other rules as the Committee deems appropriate. If no beneficiary has been properly designated by a deceased Participant, or if all the designated beneficiaries have predeceased the Participant, the beneficiary shall be the Participant’s estate. If the Participant designates more than one beneficiary, any Options shall be divided among beneficiaries equally, and any payments under the Plan to such beneficiaries shall be made in equal shares, unless the Participant has expressly designated otherwise, in which case such Options shall be divided, and the payments shall be made, in the portions designated by the Participant.

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12.	GOVERNING LAW

The validity, construction and effect of the Plan and any such actions taken under or relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable Federal law.

13.	NOTICES

Unless otherwise notified, all notices under this Plan shall be sent in writing to the Company, attention Corporate Compensation, P.O. Box 1113, Minneapolis, Minnesota 55440. All correspondence to a Participant shall be sent to the address recorded on an Election Form or as otherwise provided by the Participant in writing.

14.	PLAN TERMINATION

Upon termination of the Plan, distribution of Deferred Compensation Accounts and Stock Unit Accounts shall be made as described in Section 9, unless the Committee determines in its sole discretion that all such amounts shall be distributed upon termination in accordance with the requirements under Code Section 409A. Upon termination of the Plan, no further deferrals of retainers or Stock Units, or additional accruals of Stock Units through dividend reinvestment on deferred Stock Units, shall be permitted; however, earnings, gains and losses shall continue to be credited to the Deferred Compensation Account balances in accordance with Section 6 until the Deferred Compensation Account balances are fully distributed.

15.	COMPLIANCE WITH CODE SECTION 409A

It is intended that this Plan shall comply with the provisions of Code Section 409A and the Treasury regulations relating thereto so as not to subject the Participants to the payment of additional taxes and interest under Code Section 409A. In furtherance of this intent, this Plan shall be interpreted, operated and administered in a manner consistent with these intentions.

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2016 ANNUAL MEETING INFORMATION

For more information about the annual meeting and voting, as well as answers to many frequently asked questions, please see “Questions and Answers About the 2016 Annual Meeting and Voting” on page 60.

DATE AND LOCATION

Radisson Blu Hotel in downtown Minneapolis at 35 South Seventh Street, Minneapolis, Minnesota 55402

8:30 a.m., Central Daylight Time Tuesday, September 27, 2016 (No pre-meeting reception)

VOTING

All proposals require the affirmative vote of a majority of votes cast (excluding abstentions) by shareholders entitled to vote and represented at the 2016 Annual Meeting in person or by proxy, except that Proposal Number 2 requires the affirmative vote of a majority of votes cast (including abstentions).

Record holders of General Mills common stock at the close of business on July 29, 2016, may vote at the 2016 Annual Meeting.

If you are a registered shareholder, you may vote using any of the following methods:
By Internet using your computer	Go to the website www.proxyvote.com and follow the instructions for Internet voting on the proxy card or Notice of Internet Availability of Proxy Materials that you received in the mail.

By Internet using your tablet or smartphone	Use your mobile device to scan the QR Barcode on your proxy card or Notice of Internet Availability of Proxy Materials and follow the prompts that appear on your mobile device.

By telephone	If you reside in the United States or Canada, dial 800-690-6903 and follow the instructions for telephone voting on the proxy card that you received in the mail.

By mailing your proxy card	If you received a printed copy of the proxy materials, complete and mail your proxy card.

By casting your vote in person	Cast your ballot at the 2016 Annual Meeting.
If you hold your shares in a brokerage account in your broker’s name (“street name”), or you hold your shares through the General Mills 401(k) Plan, you should follow the voting directions provided by your broker or nominee:

By Internet using your computer	If your broker allows, you may submit voting instructions by the Internet.

By Internet using your tablet or smartphone	Use your mobile device to scan the QR Barcode on your voter instruction form or Notice of Internet Availability of Proxy Materials and follow the prompts that appear on your mobile device.

By telephone	If your broker allows, you may submit voting instructions by telephone.

By mailing your VIF	Complete and mail a voting instruction form to your broker or nominee.

By casting your vote in person	Cast your ballot at the 2016 Annual Meeting, but you must request a legal proxy from your broker or nominee.

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GENERAL MILLS

P.O. BOX 1113
MINNEAPOLIS, MN 55440

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information until 11:59 p.m. Eastern Daylight Time on Monday, September 26, 2016 (or until Midnight Eastern Daylight Time on Friday, September 23, 2016 for 401(k) shares). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by General Mills, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. You may also register your consent by going to www.icsdelivery.com/gis.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m. Eastern Daylight Time on Monday, September 26, 2016 (or until Midnight Eastern Daylight Time on Friday, September 23, 2016 for 401(k) shares). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to General Mills, Inc., c/o Broadridge Investor Communications Solutions, 51 Mercedes Way, Edgewood, NY 11717. For 401(k) shares, your proxy card should be received by Broadridge by no later than Midnight Eastern Daylight Time on Friday, September 23, 2016.

SHAREHOLDER MEETING RSVP:
To vote at and/or attend the meeting, go to "Request Admission Ticket for Annual Meeting" at www.proxyvote.com.

IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E12793-P81297 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GENERAL MILLS, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3 AND 4.

Vote on Directors

1. Election of Directors

Nominees:

	For	Against	Abstain
1a) Bradbury H. Anderson	☐	☐	☐
1b) R. Kerry Clark	☐	☐	☐
1c) David M. Cordani	☐	☐	☐
1d) Roger W. Ferguson Jr.	☐	☐	☐
1e) Henrietta H. Fore	☐	☐	☐
1f) Maria G. Henry	☐	☐	☐
1g) Heidi G. Miller	☐	☐	☐
1h) Steve Odland	☐	☐	☐
1i) Kendall J. Powell	☐	☐	☐
1j) Robert L. Ryan	☐	☐	☐
1k) Eric D. Sprunk	☐	☐	☐
1l) Dorothy A. Terrell	☐	☐	☐
1m) Jorge A. Uribe	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Vote on Proposals

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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ADMIT ONE | ADMIT ONE | ADMIT ONE | ADMIT ONE

TO ATTEND THE ANNUAL MEETING: RSVP AND PRINT
YOUR ADMISSION TICKET AT WWW.PROXYVOTE.COM

Tuesday, September 27, 2016

8:30 a.m. (Central Daylight Time)
(No pre-meeting reception)

You will need the 16-digit control number printed on the other side of this proxy card.
Questions? Please contact us at 1-800-245-5703.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

ADMIT ONE | ADMIT ONE | ADMIT ONE | ADMIT ONE

E12794-P81297

GENERAL MILLS

PROXY
2016

GENERAL MILLS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

I appoint Kendall J. Powell and Richard C. Allendorf, together and separately, as proxies to vote all shares of common stock that I have power to vote at the annual meeting of shareholders to be held on September 27, 2016 in Minneapolis, Minnesota, and at any adjournment or postponement thereof, in accordance with the instructions on the reverse side of this card and with the same effect as though I were present in person and voting such shares. The proxies are authorized in their discretion to vote upon such other business as may properly come before the meeting and they may name others to take their place. In the event of unforeseen circumstances such as the death or disability of a director nominee, the Board may substitute another person for that nominee. The proxies will vote these shares for that other person unless you instruct us otherwise. The proxies' discretionary authority shall not apply to shares held through the General Mills 401(k) Savings Plan.

This proxy will be voted as directed. If no direction is made, it will be voted "FOR" Proposals 1, 2, 3 and 4.

If shares of common stock are held through the General Mills 401(k) Savings Plan, you are considered a named fiduciary who may direct State Street Bank and Trust, as the plan fiduciary, how to vote the shares. For shares which are not allocated to participant accounts or for shares for which no direction has been received, State Street will vote those shares in the same proportion as directed shares are voted. State Street may, in exercising its fiduciary responsibility, disregard the direction on behalf of the unallocated shares and shares for which no direction was received and vote in its discretion, if following such direction would be inconsistent with the Employee Retirement Income Security Act. For instructions received by phone or Internet, the deadline is Midnight Eastern Daylight Time on Friday, September 23, 2016. Any instruction regarding your vote shall remain confidential. Should a participant wish to contact State Street with questions regarding confidentiality in voting for the plan, please contact Monet Ewing at 617-664-5654.

PLEASE SIGN on the reverse side exactly as your name appears hereon. Joint owners should each sign. Executors, administrators, trustees, etc. should so indicate when signing. If signer is a corporation, please sign the full name by duly authorized officer.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued, and to be signed and dated on reverse side)

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